                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              The Gillette Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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

[logo] THE                                        Prudential Tower Building
       GILLETTE                                   Boston, MA 02199
       COMPANY

       World-Class Brands, Products, People

March 15, 2001

Dear Fellow Gillette Stockholders:

We cordially invite you to attend our 2001 annual meeting of stockholders. The attached booklet contains the notice of annual meeting, as well as the proxy statement, which describes the business we will conduct at the meeting and provides information about Gillette that you should consider when you vote your shares.

This year, we have prepared the proxy statement in a format that we hope is easier to understand. The Securities and Exchange Commission is encouraging companies to write documents for investors in plain English, and we support this effort. We hope that you like the new format and welcome your comments.

When you have finished reading the proxy statement, please promptly vote your shares either via the Internet, by telephone or by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

 /s/ James M. Kilts                  /s/ Edward F. DeGraan

     James M. Kilts                      Edward F. DeGraan
     Chairman of the Board               President and Chief Operating Officer
     and Chief Executive Officer

[logo] THE                                        Prudential Tower Building
       GILLETTE                                   Boston, MA 02199
       COMPANY

       World-Class Brands, Products, People


          Notice of 2001 Annual Meeting of Stockholders
          --------------------------------------------------------------------

          TIME:  10:00 a.m.

          DATE:  Thursday, April 19, 2001

         PLACE:  The John F. Kennedy Library and Museum
                 Columbia Point
                 Boston, Massachusetts

       PURPOSE:  1. To elect four directors to serve three-year
                    terms expiring in 2004.

                 2. To approve a proposed amendment of the 1971 Stock Option
                    Plan.

                 3. To approve a proposed amendment of the Stock Equivalent Unit
                    Plan.

                 4. To approve a proposed amendment of The Gillette Company
                    Employees' Savings Plan.

                 5. To approve the Incentive Bonus Plan.

                 6. To vote on a stockholder proposal, if the proposal is
                    presented at the meeting.

                 7. To consider any other business that is properly presented at the meeting.

       WHO MAY   You may vote if you were the record owner of Gillette stock at
          VOTE:  the close of business on February 27, 2001. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.

          By order of the Board of Directors
          William J. Mostyn III
          Secretary

          Boston, Massachusetts
          March 15, 2001

THE GILLETTE COMPANY
--------------------------------------------------------------------------------

2001 Proxy Statement

Table of Contents
                                                                          PAGE
GENERAL QUESTIONS ....................................................      1

VOTING PROCEDURES ....................................................      2

GENERAL VOTING QUESTIONS .............................................      3

PROPOSAL 1 --  ELECTION OF DIRECTORS .................................      3

BOARD OF DIRECTORS
    -- Biographies ...................................................      4
    -- Transactions with Directors and Management ....................      7
    -- Section 16(a) Beneficial Ownership Reporting Compliance .......      7
    -- Compensation of Directors .....................................      7
    -- Board and Committee Meetings ..................................      8
    -- Audit Committee Report ........................................      9
    -- Independent Accountants .......................................      9
    -- Stock Ownership of Directors and Executive Officers ...........      9
    -- Stock Ownership Table .........................................     10

EXECUTIVE OFFICERS' COMPENSATION
    -- Stock Ownership Table .........................................     10
    -- Personnel Committee Report on Executive Compensation ..........     11
    -- Summary Compensation Table ....................................     14
    -- Stock Options Awarded During 2000 .............................     15
    -- Stock Options Exercised During 2000 ...........................     16
    -- Year-End Stock Option Values ..................................     16
    -- Retirement Plan Table .........................................     16
    -- Employment Contracts, Termination of Employment and
       Change-In-Control Arrangements ................................     17

FIVE-YEAR INVESTMENT PERFORMANCE GRAPH ...............................     13

PROPOSAL 2 -- AMENDMENT OF THE 1971 STOCK OPTION PLAN ................     18

PROPOSAL 3 -- AMENDMENT OF THE STOCK EQUIVALENT UNIT PLAN ............     19

PROPOSAL 4 -- AMENDMENT OF THE GILLETTE COMPANY EMPLOYEES'
              SAVINGS PLAN ...........................................     20

PROPOSAL 5 -- APPROVAL OF THE INCENTIVE BONUS PLAN ...................     21

PROPOSAL 6 -- STOCKHOLDER PROPOSAL ...................................     22

--------------------------------------------------------------------------------

GENERAL QUESTIONS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT?

A: The Board of Directors is soliciting proxies for the 2001 annual meeting of stockholders. You are receiving a proxy statement because you own shares of Gillette common stock. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

   The notice of annual meeting, proxy statement and proxy are being mailed to stockholders on or about March 15, 2001.

Q: WHO CAN VOTE?
A: Eligible voters are stockholders of record of Gillette common stock, i.e., are named on our records as owners, at the close of business on February 27, 2001.

Q: HOW MANY SHARES ARE ENTITLED TO VOTE?
A: There are 1,053,971,196 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote.

Q: WHAT IS A QUORUM?
A: In order to hold the meeting, there must be present in person or by proxy the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting, which is 526,985,599 shares.

Q: WHEN ARE STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING DUE?
A: If you want to present a proposal to be considered for inclusion in next year's proxy statement, it must be delivered in writing to the Secretary at the Prudential Tower Building, Suite 4800, Boston, MA 02199 no later than November 17, 2001.

   If you want to present a proposal for consideration at next year's annual meeting, without including the proposal in the proxy statement, you must provide written notice to the Secretary at the above address no later than January 19, 2002.

   In either case, you must present the proposal in person at the meeting.

Q: WHO PAYS THE COST OF SOLICITATION?
A: Gillette pays the cost of soliciting your proxy and reimburses brokerage firms and others for forwarding proxy material to you.

   We have hired Morrow & Co., Inc., a proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation of votes at a cost of $17,500, plus out-of-pocket expenses. In addition to solicitation by mail, solicitations may also be made by personal interview, telegram, telefax and telephone.

Q: WHO CAN ATTEND THE ANNUAL MEETING?
A: Only stockholders are invited to attend the meeting. To gain admittance to the meeting, you must bring proof of your ownership. If you are a stockholder of record and received your proxy materials by mail, an admission ticket is attached to the proxy card. Bring that ticket and a form of personal identification with you to the meeting.

   If you received your materials electronically via the Internet and do not have an admission ticket, you simply need to bring a form of personal identification to the meeting, where your name will be on our stockholder list.

   If a broker or other nominee holds your shares, and you plan to attend the meeting, you should bring a recent brokerage statement showing your ownership of the shares. You must also bring a form of personal identification.

Q: MAY I BRING A GUEST WITH ME TO THE ANNUAL MEETING?
A: Yes. Each stockholder may bring one guest. Due to limited seating, we cannot make exceptions for additional guests.

Q: HOW CAN I RECEIVE A COPY OF THE ANNUAL REPORT?
A: The annual report for the year ended December 31, 2000, including the Form
   10-K, is being delivered with this proxy statement.

VOTING PROCEDURES

STOCKHOLDERS OF RECORD
----------------------

You are a stockholder of record if you have an account with our transfer agent, EquiServe L.P.

Q: HOW DO I VOTE?
A: You may vote on the Internet, by telephone or by signing and mailing your proxy card. Detailed instructions for Internet and telephone voting are attached to your proxy.

Q: WHAT IF I ABSTAIN OR WITHHOLD AUTHORITY TO VOTE ON A PROPOSAL?
A: If you sign and return your proxy card marked "abstain" or "withhold" on any proposal, your shares will not be voted on that proposal and will not be counted as votes cast in the final tally of votes with regard to that proposal. However, your shares will be counted for purposes of determining whether a quorum is present.

Q: WHAT DOES DISCRETIONARY AUTHORITY MEAN FOR STOCKHOLDERS OF RECORD?
A: If you sign and return your proxy card without making any selection(s), the persons named on the proxy will vote your shares "for" proposals 1 through 5 and "against" proposal 6. If other matters come before the meeting, the persons named on the proxy card will have the authority to vote on those matters for you. At this time, we are not aware of any matters that will come before the meeting other than those disclosed in this proxy statement.

Q: HOW DO I CHANGE MY VOTE?
A: A stockholder of record may revoke a proxy by giving written notice to the Secretary before the meeting, by delivering a later-dated proxy (either in writing, by telephone or over the Internet), or by voting in person at the meeting.

EMPLOYEES
---------

Q: HOW DO I VOTE IF MY SHARES ARE HELD IN THE EMPLOYEES' SAVINGS PLANS, THE ESOP
   OR THE GESOP?
A: The enclosed proxy will serve as a confidential voting instruction for Gillette's savings plans, ESOP and GESOP.

   The plans' trustees will vote your shares as instructed by you. To allow sufficient time for the plans' trustees to vote, your instructions must be received by April 12, 2001. If voting instructions have not been received from a participant by that date, the shares allocated to the participant's account(s) and plan shares that have not been allocated to participant accounts will be voted on each issue in proportion to the shares as to which voting instructions have been received from other participants of each plan.

BENEFICIAL STOCKHOLDERS
-----------------------

You are a beneficial stockholder if a brokerage firm, bank, trustee or other agent (the "nominee") holds your stock. This is often called ownership in "street name," since your name does not appear anywhere on our records.

Q: HOW DO I VOTE?
A: You must vote in the manner described by the nominee. Detailed instructions should be included with your proxy material.

Q: WHAT IF I ABSTAIN OR WITHHOLD AUTHORITY TO VOTE OR DON'T GIVE THE NOMINEE
   VOTING INSTRUCTIONS?
A: Under the rules of the New York Stock Exchange, the nominee may not vote on proposal 2 without receiving specific voting instructions from the beneficial owner. If you sign and return a proxy without indicating a vote on that proposal, your shares cannot be voted on that proposal. This is called a "broker nonvote."

   If you sign and return a proxy card marked "abstain" or "withhold" on a proposal, or if there is a "broker nonvote," your shares will not be voted on the proposal and will not be counted as votes cast in the final tally of votes with regard to that proposal.

   In each case, your shares are counted for purposes of determining whether a quorum is present.

Q: WHAT DOES DISCRETIONARY AUTHORITY MEAN FOR BENEFICIAL STOCKHOLDERS?
A: If you sign and return your proxy card without making any selection(s), the shares may be voted by the nominee for you on proposals 1, 3, 4, 5 and 6, but cannot be voted on proposal 2. If other matters come before the meeting, the nominee may vote on those matters for you, subject to the New York Stock Exchange's rules on the exercise of discretionary authority. At this time, we are not aware of any matters that will come before the meeting other than those disclosed in this proxy statement.

Q: HOW DO I CHANGE MY VOTE?
A: To change your vote, follow the nominee's instructions on revoking or changing your proxy.

GENERAL VOTING QUESTIONS

Q: WHO TABULATES THE VOTES?
A: Representatives of EquiServe L.P. will tabulate the votes. The Board has appointed EquiServe L.P. as the independent Inspector of Election.

Q: HOW MANY VOTES ARE NEEDED FOR THE PROPOSALS TO PASS?
A: Directors are elected by a plurality of the votes cast, meaning that the four nominees for director who receive the most votes will be elected.

   An affirmative majority of the votes must be cast in favor of proposals 2 through 6 for approval. Additionally, for proposal 2 to pass, a majority of the shares entitled to vote at the meeting must be cast.

Q: IS MY VOTE CONFIDENTIAL?
A: Yes. Only the Inspector of Election and the proxy solicitor will have access to the proxy cards of stockholders of record. Only the plans' trustees will have access to employees' voting instructions. Your voting records will not be disclosed to Gillette unless required by law, requested by you or your vote is cast in a contested election. If you write comments on your proxy card, your comments will be provided to Gillette so that we may respond if necessary, but how you voted will remain confidential.

Q: WHAT SHARES ARE REFLECTED ON MY PROXY?
A: Your proxy reflects all shares owned by you at the close of business on February 27, 2001. For Gillette plan participants, shares held in their accounts in the employees' savings plans, the ESOP and the GESOP as of that date are included.

Q: IF I PLAN TO ATTEND THE ANNUAL MEETING, SHOULD I STILL VOTE BY PROXY?
A: Yes. Casting your vote in advance does not affect your right to attend the meeting. Written ballots will be available at the annual meeting for stockholders of record. If you send in your proxy card and also attend the meeting, you do not need to vote again at the meeting unless you want to change your vote.

   Beneficial owners who wish to attend the meeting and vote in person must request a proxy from the nominee and bring that proxy to the meeting.

PROPOSAL 1

1. ELECTION OF DIRECTORS FOR TERMS TO EXPIRE AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS

   Mr. Zeien has reached the mandatory age of retirement and will not be standing for reelection. The Board's nominees for election this year are:

    o   Edward F. DeGraan
    o   Wilbur H. Gantz
    o   James M. Kilts
    o   Jorge Paulo Lemann

   The business experience and qualifications of the nominees appear on page 4. Information about the directors whose terms expire in 2002 and 2003 appears on pages 5 and 6.

   We will vote your shares as you instruct. If you sign, date and return your proxy without specifying how you wish to vote, we will vote for all nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board to substitute another person for a nominee, we will vote your shares for that other person.

THE BOARD RECOMMENDS THAT YOU VOTE FOR ALL FOUR NOMINEES.

THE GILLETTE COMPANY
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Nominees for Director for Terms to Expire at the 2004 Annual Meeting

[Photo of Edward F. DeGraan]
EDWARD F. DEGRAAN, AGE 57 -- DIRECTOR SINCE 2000

President and Chief Operating Officer of The Gillette Company. He joined Gillette in 1968 and has served in a variety of manufacturing, technical, marketing and general management positions in nearly all of Gillette's core businesses. In 1996, he was appointed Executive Vice President, Duracell North Atlantic Group, until his election as Executive Vice President, Global Business Management, Gillette Grooming Products and Duracell, in January 1999. He was Executive Vice President, Global Business Management, from January 2000 - July 2000, when he became President and Chief Operating Officer. Mr. DeGraan served as Acting Chief Executive Officer from October 2000 - February 2001. He serves as a trustee of the National Urban League.

[Photo of Wilbur H. Gantz]
WILBUR H. GANTZ, AGE 63 -- DIRECTOR SINCE 1992

Former Chairman of the Board and Chief Executive Officer of PathoGenesis Corporation, a biopharmaceutical company. He served as President of Baxter International, Inc., a manufacturer and marketer of health care products, from 1987 to 1992. He joined Baxter International, Inc. in 1966 and held various management positions prior to becoming its Chief Operating Officer in 1983. Mr. Gantz is a director of W.W. Grainger and Company, Harris Bankcorp and Harris Trust and Savings Bank.

[Photo of James M. Kilts]
JAMES M. KILTS, AGE 53 -- DIRECTOR SINCE 2001

Chairman of the Board and Chief Executive Officer of The Gillette Company since January 2001 and February 2001, respectively. He formerly was President and Chief Executive Officer of Nabisco Group Holdings Corp. from December 1999 until it was acquired in December 2000 by Philip Morris Companies. He was President and Chief Executive Officer of Nabisco Holdings Corp. from January 1998 to December 1999. He was an Executive Vice President, Worldwide Food, Philip Morris from 1994 to 1997 and served as President of Kraft USA from 1989 to 1994. Before that, he served as President of Kraft Limited in Canada and Senior Vice President of Kraft International. Mr. Kilts began his career with General Foods Corporation in 1970. He is a director of the May Department Stores Company and the Whirlpool Corporation. He also serves on the Board of Trustees of Knox College and is a member of the Advisory Council of the University of Chicago Graduate School of Business.

[Photo of Jorge Paulo Lemann]
JORGE PAULO LEMANN, AGE 61 -- DIRECTOR SINCE 1998

General Partner of GP Investimentos, a buyout and restructuring firm. He founded and was a Senior Partner of Banco de Investimentos Garantia S.A., a Brazilian investment bank, from 1976 to 1998. He is a director and controlling stockholder of AmBev American Beverage Co., Brazil's largest brewery. He is a director of Lojas Americanas S.A., a Brazilian discount department store chain, and Utor Investimentos e Participacoes Ltda. Mr. Lemann is also a director of Fundacao Estudar, a provider of scholarships to needy students, and Swiss Re. Mr. Lemann is Chairman of the Latin American Advisory Board of the New York Stock Exchange and an International Advisory Board Member of both Daimler- Chrysler and Credit Suisse Group.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2002 ANNUAL MEETING

[Photo of Warren E. Buffett]
WARREN E. BUFFETT, AGE 70 -- DIRECTOR SINCE 1989

Chairman of the Board and Chief Executive Officer of Berkshire Hathaway Inc., a company engaged in a number of diverse business activities, the most important of which is the property and casualty insurance business. Prior to assuming those positions in 1970, he was a general partner of Buffett Partnership, Ltd. He is a director of The Coca-Cola Company and The Washington Post Company.

[Photo of Michael B. Gifford]
MICHAEL B. GIFFORD, AGE 65 -- DIRECTOR SINCE 1993

Chairman of the Board of Danka Business Systems, PLC. From 1983 to 1996, he was Managing Director and Chief Executive of The Rank Organization plc, London, England, a leisure and entertainment company. He was Finance Director of Cadbury Schweppes plc from 1978 to 1983 and Chief Executive of Cadbury Schweppes Australia from 1975 to 1978.

[Photo of Carol R. Goldberg]
CAROL R. GOLDBERG, AGE 69 -- DIRECTOR SINCE 1990

President of The Avcar Group, Ltd., a management consulting firm. She was President and Chief Operating Officer of The Stop & Shop Companies, Inc., a retail store chain, from 1985 to 1989. She joined Stop & Shop in 1959 and served in various management positions prior to her election as Executive Vice President and Chief Operating Officer in 1982. She served as a director of that company from 1972 to 1989. She is a director of America Service Group Inc. and Inverness Medical Technology, Inc.

[Photo of Marjorie M. Yang]
MARJORIE M. YANG, AGE 48 -- DIRECTOR SINCE 1998

Chairman of the Esquel Group of Companies, the largest garment manufacturer in Hong Kong, servicing the high-end cotton goods apparel market since 1995. She has held various management positions within the Esquel Group since joining the company in 1978. She is a director of Wuxi International Service Pte. Ltd., BlueDot Capital Pte. Ltd. and Pacific Century Regional Development. She is also business advisor to the Chairman of SembCorp Industries Ltd. of Singapore, Director of Associates of Harvard Business School and a member of the Advisory Board of the MIT/China International Management Education Project.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2003 ANNUAL MEETING

[Photo of Dennis F. Hightower]
DENNIS F. HIGHTOWER, AGE 59 -- DIRECTOR SINCE 1999

Chief Executive Officer of Europe Online Networks, S.A., a Luxembourg company established in 1998 to bring broadband interactive entertainment to the mass consumer market. He was a Professor of Management at the Harvard University Graduate School of Business Administration from July 1996 through June 2000 and a senior executive with The Walt Disney Company from 1987 to 1996. He was President of Walt Disney Television and Telecommunications and earlier served as President of Disney Consumer Products - Europe, Middle East and Africa. He also served in executive positions with General Electric Company and McKinsey & Co. Inc., among others. Mr. Hightower is a director of Northwest Airlines, Inc.; PanAmSat Corporation; Phillips-Van Heusen Corporation; and The TJX Companies, Inc. He also serves as a trustee of Howard University, Washington, D.C.

[Photo of Herbert H. Jacobi]
HERBERT H. JACOBI, AGE 66 -- DIRECTOR SINCE 1981

Chairman of the Supervisory Board of HSBC Trinkaus & Burkhardt KGaA, a German bank, since 1998. He was Chairman of the Managing Partners of Trinkaus & Burkhardt KGaA from 1981 to 1998. He was a managing partner of Berliner Handels-und Frankfurter Bank from 1977 until 1981 and an Executive Vice President of Chase Manhattan Bank from 1975 to 1977. Mr. Jacobi is a director of Atlanta AG; Braun GmbH, a Gillette subsidiary; Deutsche Borse AG; DROEGE & Comp.; HSBC Guyerzeller Bank AG; MADAUS AG; and MPCT Solutions Corporation. He is President of German-American Federation Steuben-Schurz e.V. and a member of the Supervisory Board of WILO-Salmson AG.

[Photo of Henry R. Kravis]
HENRY R. KRAVIS, AGE 57 -- DIRECTOR SINCE 1996

General Partner of Kohlberg Kravis Roberts & Co., L.P. and KKR Associates, L.P., a buyout and restructuring firm. Mr. Kravis is a director of Accuride Corporation; Amphenol Corporation; Borden, Inc.; The Boyd's Collection Ltd.; Evenflo Company, Inc.; IDEX Corporation; KinderCare Learning Centers, Inc.; KSL Recreation Corporation; Owens-Illinois, Inc.; PRIMEDIA, Inc.; Regal Cinemas, Inc.; Sotheby's Holdings, Inc.; Spalding Holdings Corporation; and Trinity Acquisitions, plc.

[Photo of Richard R. Pivirotto]
RICHARD R. PIVIROTTO, AGE 70 -- DIRECTOR SINCE 1980

President of Richard R. Pivirotto Co., Inc., a management consulting firm. He served as President of Associated Dry Goods Corporation, a retail department store chain, from 1972 to 1976 and as Chairman of its Board of Directors from 1976 to February 1981. Mr. Pivirotto served as nonexecutive Chairman of the Board of The Gillette Company from October 2000 - January 2001. He is a director of General American Investors Company, Inc; Greenwich Hospital Corp.; Immunomedics, Inc.; New York Life Insurance Company; and The Greenwich Bank & Trust Company. He is a trustee of General Theological Seminary and Trustee Emeritus of Princeton University.

TRANSACTIONS WITH DIRECTORS AND MANAGEMENT
Berkshire Hathaway Inc.
Gillette entered into an agreement with Berkshire Hathaway Inc. on July 20, 1989. Under the agreement, Berkshire Hathaway purchased $600 million of Gillette's convertible preferred stock that it converted to common stock in 1991. At the time of the agreement, management consulted with independent advisors concerning the terms of the agreement and determined that the terms were fair to Gillette. The key terms of the agreement remaining in effect are as follows:

   o Berkshire Hathaway will not knowingly sell Gillette stock representing more than 3% of the voting power to any one person, except under certain circumstances related to a Change in Control.

   o Gillette has the right of first refusal to buy its stock from Berkshire Hathaway. If Gillette does not exercise that right, Berkshire Hathaway can require Gillette to register the common stock for public offerings.

   o While Berkshire Hathaway owns at least 5% of the voting power of Gillette's stock, the directors will use their best efforts to secure the election to the Board of Mr. Buffett, or another person nominated by Berkshire Hathaway and acceptable to Gillette.

During the past fiscal year, Gillette paid $917,719 to Executive Jet, Inc., a subsidiary of Berkshire Hathaway, for the cost of Gillette's partial ownership of an aircraft.

KKR Associates, L.P.
As a result of the merger of Duracell International Inc. with Gillette on December 31, 1996, KKR Associates, L.P., of which Mr. Kravis is a general partner, and its limited partnerships, KKR Partners II, L.P. and D.I. Associates, L.P., KKR and Gillette agreed that:

   o KKR can require Gillette to register the KKR-held stock for sale, and Gillette has done so.

   o Gillette will indemnify KKR and the former officers, employees and directors of Duracell, including Mr. Kravis, against some liabilities that could arise out of the merger with Duracell.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE On one occasion, Mrs. Goldberg filed a late report covering a previously unreported sale of Gillette stock made by a family partnership. She notified Gillette of this inadvertant violation.

COMPENSATION OF DIRECTORS
Gillette provides both cash and stock-based compensation to its directors who are not employees. We believe that both the deferral of at least half of the annual Board retainer in the form of stock units (which are based on the value of Gillette common stock) and the annual stock option award directly link the interests of the directors with those of Gillette's stockholders.

The following fees were paid to nonemployee directors during 2000:

Annual Retainer:                    $42,000
Board/Committee Attendance:         $ 1,200 per meeting
Committee Chairpersons:             $ 5,000 annually

Deferred Compensation Plan: Under the Plan, we defer half of each director's annual retainer into stock units. Directors may choose to defer any portion of their remaining fees into cash and/or stock units. Each stock unit is equal in value to a share of Gillette's common stock, and that value changes with changes in the market value of the stock. Stock units receive dividend equivalents in the form of additional stock units. Fees deferred in cash are credited semiannually with interest.

At the time of deferral, the director may elect to take the deferred payment either in a lump sum or in annual installments over a period of up to 10 years following retirement, resignation or a Change in Control.

Stock Options: Annually, we award each nonemployee director a nonincentive stock option to purchase 4,000 shares of common stock on the second business day after the annual meeting. Last year, the awards were made on April 24 at an exercise price of $38.47 per share (the average of the high and low trading prices of the common stock on that date). The directors may exercise the options beginning one year after the award date or in the event of a Change in Control. The options remain exercisable for 10 years while the director serves on the Board. If a director leaves the Board after reaching age 65 or serving five or more years as a nonemployee director, the options can be exercised for the lesser of three years or the life of the options.

Other: In 2000, Messrs. Jacobi and Zeien received director fees totaling $8,238 and $8,087, respectively, for their services as directors of Braun GmbH, a Gillette subsidiary.

THE GILLETTE COMPANY
--------------------------------------------------------------------------------

BOARD AND COMMITTEE MEETINGS
The Board of Directors held eight meetings in 2000. All incumbent directors attended 75% or more of the combined total meetings of the Board and the committees on which they served. The Board of Directors has four committees that consist entirely of directors who are not employees of Gillette, except that the Chief Executive Officer is an ex officio member of the Executive Committee. The following table describes the Board's committees and the number of meetings held in the year 2000.

       COMMITTEE AND MEMBERS                                     FUNCTIONS OF THE COMMITTEE                           MEETINGS HELD
-----------------------------------------------------------------------------------------------------------------------------------
AUDIT                                All members of the Audit Committee are independent as that term is defined by New        Three
Michael B. Gifford (Chairman)        York Stock Exchange rules, meaning that none of the members has a relationship
Dennis F. Hightower                  with Gillette that would prevent him or her from acting independently from
Henry R. Kravis                      management. The Committee's responsibilities are set forth in a charter. The
Jorge Paulo Lemann                   Committee's key responsibilities are:
Marjorie M. Yang
                                     o  To monitor Gillette's internal financial controls
                                        and the financial reporting process.
                                     o  To monitor the audit of Gillette's consolidated
                                        financial statements and report thereon by the
                                        independent accountants.
                                     o  To evaluate the quality and independence of the
                                        independent accountants.

                                     The Audit Committee's charter is attached to this proxy statement as Exhibit A.

-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE                            The Executive Committee's key responsibilities are:                                      Seven
Warren Buffett (Chairman)
Carol R. Goldberg                    o  To review and make recommendations on Gillette's
Herbert H. Jacobi                       overall business strategy.
James M. Kilts                       o  To review and make recommendations on the
Henry R. Kravis                         composition and responsibilities of the Board and
Richard R. Pivirotto                    its committees, relations with Gillette
                                        stockholders and other corporate governance
                                        matters.
                                     o  To make recommendations on nominees for election as directors.
                                     o  To develop the succession plan for Chief Executive
                                        Officers and make recommendations on senior
                                        management succession.
                                     o  To review (with the Finance Committee) significant
                                        capital investment proposals.
                                     o  To exercise the power and authority of the Board
                                        between meetings.
                                     The Committee considers director nominations from stockholders. They should be submitted in writing to the Chairman of the Committee in care of the Secretary, no later than 90 days prior to the anniversary date of the prior year's annual meeting (January 19, 2002).
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE                              The Finance Committee's key responsibilities are:                                         Four
Herbert H. Jacobi (Chairman)
Wilbur H. Gantz                      o To review and recommend financial policies,
Michael B. Gifford                     including cash flow, borrowing and dividend
Dennis F. Hightower                    policy.
Henry R. Kravis                      o To review financial terms of acquisitions and
Jorge Paulo Lemann                     dispositions.
Marjorie M. Yang                     o To review significant capital investment proposals
Alfred M. Zeien                        (with the Executive Committee).
-----------------------------------------------------------------------------------------------------------------------------------
PERSONNEL                            The Personnel Committee's key responsibilities are:                                      Eight

Richard R. Pivirotto (Chairman)
Wilbur H. Gantz                      o  To review and make recommendations on personnel
Carol R. Goldberg                       policies, benefit plans and compensation
Dennis F. Hightower                     practices.
Herbert H. Jacobi                    o  To administer Gillette's executive incentive
                                        compensation programs.
                                     o  To determine compensation of all officers and
                                        certain other senior executives.

AUDIT COMMITTEE REPORT
The Audit Committee comprises five independent directors as defined by the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors (Exhibit A).

Management is responsible for Gillette's internal financial controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Gillette's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. Our responsibility is to oversee and monitor these activities on behalf of the Board of Directors.

We met and held discussions with management and the independent accountants. Management represented to us that Gillette's consolidated financial statements for the year ended December 31, 2000, were prepared in accordance with generally accepted accounting principles. We discussed the consolidated financial statements with both management and the independent accountants. We also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61.

We received from the independent accountants the written disclosures required by Independent Standards Board Standard No. 1 and discussed with the independent accountants that firm's independence.

We received the following information concerning the fees of the independent accountants for the year ended December 31, 2000, and have considered whether the provision of these services is compatible with maintaining the independence of the independent accountants:

o  Audit Fees (including review of 10-Qs) . $3.74 million
o  Financial Information Systems Design and
   Implementation Fees ............ $0
o  All Other Fees ................. $5.96 million

Based on the foregoing, we have recommended to the Board of Directors that the audited financial statements be included in Gillette's annual report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

By the Audit Committee:

Michael B. Gifford (Chairman)
Dennis F. Hightower
Henry R. Kravis
Jorge Paulo Lemann
Marjorie M. Yang

INDEPENDENT ACCOUNTANTS
On the recommendation of the Audit Committee, the Board has appointed KPMG LLP as independent accountants for the year 2001. KPMG LLP has audited the records of Gillette for many years. Representatives of KPMG LLP will attend the 2001 annual meeting of stockholders, where they will have the opportunity to make a statement and will answer questions from stockholders.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
Five Percent Beneficial Ownership
A beneficial owner of stock is a person who has voting power, meaning the power to control voting decisions, or investment power, meaning the power to cause the sale of the stock. This power may be direct, by contract or through other arrangements.

The following table provides information regarding beneficial owners of more than five percent of the outstanding shares of Gillette common stock.

                                       NUMBER OF       PERCENT OF
NAME AND ADDRESS                        SHARES            CLASS

Berkshire Hathaway Inc.(1)            96,000,000          9.1%
1440 Kiewit Plaza
Omaha, Nebraska 68131

FMR Corp.(2)                          56,997,193          5.4%
82 Devonshire Street
Boston, MA 02109

(1)The shares are owned through six subsidiaries of Berkshire Hathaway Inc. One of its subsidiaries, National Indemnity Company of 3024 Harney Street, Omaha, Nebraska 68131, owns 60,000,000 shares or 5.7% of the outstanding common stock. Warren E. Buffett, a director of Gillette, and trusts of which he is trustee but in which he has no financial interest, beneficially own 31.5% of the capital stock of Berkshire Hathaway Inc. His wife, Susan T. Buffett, owns 2.4% of the capital stock of Berkshire Hathaway Inc.

(2)Information with respect to FMR Corp. is based on a Schedule 13G filed on February 14, 2001, reporting share ownership as of December 31, 2000. Of the total shares reported as owned, Fidelity Management & Research Company beneficially owns 51,933,380 shares, Fidelity Management Trust Company beneficially owns 4,093,341 shares and Fidelity International Limited beneficially owns 970,472 shares. Also included as reporting persons on the filing are Edward C. Johnson 3d, Chairman of FMR Corp., and Abigail P. Johnson, Director of FMR Corp.

THE GILLETTE COMPANY
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS' COMPENSATION

STOCK OWNERSHIP TABLE
The following table shows the number of shares of Gillette common stock beneficially owned on February 27, 2001, by the directors, the individuals named in the Summary Compensation Table on page 14 and all directors and current executive officers as a group. All individuals listed in the table have sole voting and investment power over the shares unless otherwise noted. Deferred stock units represent units credited under the Deferred Compensation Plan for Directors. Supplemental Savings Plan Units represent a similar kind of stock equivalent unit held under the Supplemental Savings Plan for employees. Neither type of unit may vote; however, they are included in the table because they represent an additional financial interest that is subject to the same market risk as Gillette's common stock.

                                                                  SUPPLEMENTAL
                                                       PERCENT    SAVINGS PLAN
                        SHARES          OPTIONS          OF           AND
                     BENEFICIALLY     EXERCISABLE      SHARES       DEFERRED
    NAME               OWNED(1)      WITHIN 60 DAYS  OUTSTANDING  STOCK UNITS
--------------------------------------------------------------------------------
W. E. Buffett(2)         96,001,932          36,000         9.1%        11,516
C. W. Cramb                  22,577         246,447          *           6,167
E. F. DeGraan                44,636         456,666          *          17,574
W. H. Gantz                   8,732          36,000          *           5,666
M. B. Gifford                 3,039          32,000          *           6,490
C. R. Goldberg(3)             8,338          36,000          *          11,899
M. C. Hawley                167,743       1,352,333          *          14,340
D. F. Hightower                 305           4,000          *           1,042
H. H. Jacobi                 32,408          32,000          *          10,894
J. M. Kilts                  29,388         500,000          *            --
R. G. King(4)                79,367         491,836          *          27,545
H. R. Kravis(5)          51,407,354          16,000         4.9%         6,176
J. P. Lemann              1,000,000          12,000          *           4,455
A. Livis                    357,911         398,000          *            --
R. R. Pivirotto               8,331          36,000          *          14,492
J. Wedel                     23,176         294,666          *           9,941
R. K. Willard                   359          39,999          *             526
M. M. Yang                    4,000           8,000          *           4,367
A. M. Zeien               1,689,686       3,429,000          *           1,060
Directors &
Current Executive
Officers as a
Group(6)                150,348,235       5,642,106        14.8%       130,507

*Less than 1% of the outstanding shares of common stock.

(1) For the executive officers, this figure includes common stock held under Gillette's broad-based employee benefit plans. Participants may direct the voting of shares held under the plans and share voting and investment power with the plans' trustees.

(2) Mr. Buffett shares voting and investment power over 96,000,000 of the shares of common stock which are owned by subsidiaries of Berkshire Hathaway Inc.

(3) As a trustee of family charitable trusts and foundations in which she has no financial interest, Mrs. Goldberg shares voting and investment power with respect to 500 of the shares and disclaims beneficial ownership with respect to such shares.

(4) Mr. King disclaims beneficial ownership with respect to 16,600 shares.

(5) Mr. Kravis is a general partner of KKR Associates, L.P., which owns, through two partnerships, 51,308,798 shares, or 4.9% of Gillette's outstanding common stock. A trust for the benefit of Mr. Kravis's family holds 98,556 shares. Mr. Kravis disclaims beneficial ownership with respect to all of the shares.

(6) As a trustee of a charitable trust in which he has no financial interest, one executive officer shares voting and investment power over 1,940 shares and disclaims beneficial ownership over 9,188 shares.

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY
The Gillette Company's compensation program is designed to achieve the following goals:

   o Motivate our executives to achieve Gillette's short- and long-term business objectives and other qualitative goals.

   o  Recognize individual contributions, as well as overall business results.

   o  Attract and retain highly qualified executives.

   o  Link total executive compensation to overall business results.

   o  Align executive compensation with stockholder return.

OVERVIEW
The program consists of two types of compensation:

   o  Fixed compensation, which consists of salary and benefits.

   o Incentive compensation, which includes both short- and long-term incentives such as bonuses and stock options.

The total compensation package depends upon an executive's performance against specific objectives. These objectives are assigned at the beginning of each year and are designed to achieve the goals of Gillette's strategic business plan. They include both quantitative factors related to Gillette's financial objectives and qualitative factors such as leadership ability; management development; the development and execution of strategies that will drive Gillette's growth over the long term; and compliance with Gillette policies such as the Mission and Values Statement.

COMPONENTS
The primary components of our executive compensation program are base salary and awards under the Incentive Bonus and Stock Option Plans. In addition, each executive may participate in Gillette benefit plans such as the Executive Life Insurance Program and Estate Preservation Plan, as well as broad-based plans that include the Employees' Savings Plan, Employee Stock Ownership Plan and Retirement Plan. Information on these plans and programs during 2000 is found in the footnotes to the Summary Compensation Table on page 14 and under Retirement Plan Table on page 16.

DETERMINING BASE SALARY, INCENTIVE BONUS AND STOCK OPTION AWARDS
We determine the base salary paid to each executive officer and approve all awards of bonuses under the Incentive Bonus Plan and stock options under the Stock Option Plan.

Each year, we review a report prepared by independent compensation consultants that assesses the competitiveness of the Gillette executive compensation program when compared with those of a selected group of leading companies. This group includes most of the companies listed on page 13, plus a number of other companies with which Gillette competes for executive talent. The report helps us determine whether to make prospective adjustments to executive compensation as we review our own program and as we assess the skills, experience and achievements of individual executives.

Base Salary
In determining the appropriate base salary of an executive officer, we assign a salary range under a system of job evaluation based on the level of responsibility and the executive's qualifications and experience. The objective is to determine a salary that, together with other components, provides competitive compensation. Salary increases are based on periodic evaluations of the executive's performance.

Incentive Bonus Plan
At the beginning of each year, we establish a range of performance goals related to profit from operations, return on assets and net sales growth. The amounts that we may award as a bonus pool under the Incentive Bonus Plan depend on the degree to which these goals are achieved.

Beginning in the year 2000, we assigned a target bonus based on grade level expressed as a percent of year-end salary. Up to one-half of the target bonus opportunity is awarded to all eligible employees, based solely on achievement of overall corporate financial objectives. The balance of the potential bonus is based on the performance of the operating unit and the individual executive, plus a number of qualitative factors.

The plan provides for a discretionary reserve pool from which bonuses may be awarded to eligible employees who have made significant contributions toward the achievement of their assigned objectives, even if overall Gillette financial goals are not met. In addition, within certain limits, a portion of the bonus pool earned in any year may be carried forward for discretionary use in the future.

For the year 2000, we granted bonus awards from the reserve pool described above to certain executives, including those named in the Summary Compensation Table. Although Gillette's 2000 financial goals were not attained, other significant organizational and operational objectives designed to fuel growth were achieved. These bonus awards recognize individual contributions to achieving these objectives and motivate these executives to continue their efforts.

The most notable achievements of 2000 include the following:

   o Reducing working capital by more than $500 million since implementing this initiative in September 1999.

   o  Establishing the global supply chain management organization.

   o Completing the 1998 Reorganization and Realignment Program, which has reduced operating costs by $200 million per year.

   o Identifying additional cost savings opportunities to be realized in the 2000 Restructuring and Asset Impairment Program.

   o Introducing innovative new products in core businesses, including the highly acclaimed Gillette for Women Venus shaving system.

   o  Developing and readying for launch in 2001 nearly 30 new products.

   o  Divesting the Stationery Products and White Rain hair care businesses.

   o Increasing brand awareness at retail within our Commercial Operations groups.

Stock Option Plan
Stock options are awarded to employees who have demonstrated their ability to contribute to the long-term success of Gillette. Stock options encourage these individuals to act as owners of Gillette, directly aligning their interests with the interests of the stockholders. We make stock option awards under the 1971 Stock Option Plan on an annual basis, and at other times, with exercise prices equal to the average of the high and low trading prices of Gillette stock on the date of the award. The number of shares awarded to each executive is based on our assessment of the value of stock option awards needed to maintain a competitive long-term incentive for executive talent, compared with those awarded by the companies with which we compete for this talent. The stock options we granted in 2000 met these criteria.

COMPENSATION OF CHIEF EXECUTIVE OFFICER
Mr. Hawley resigned as Chief Executive Officer effective October 19, 2000. During 2000, we determined his compensation in accordance with the policies described above. We also recommended to the Board a separation and noncompetition agreement with Mr. Hawley, the terms of which are described under Employment Contracts, Termination of Employment and Change-In-Control Arrangements on page 17. In recommending this agreement, we considered a number of factors, including the customary practice of other companies in similar circumstances, Mr. Hawley's 37-year record of distinguished service to Gillette and his total compensation at the time of his resignation.

When Mr. DeGraan was elected Acting Chief Executive
Officer on October 19, 2000, his base salary did not change. It continued to be based on his responsibilities as President and Chief Operating Officer, the positions to which he was elected on July 20, 2000. His bonus award for 2000 is based in part on the additional responsibilities that he assumed as Acting Chief Executive Officer and his leadership in adopting the 2000 Restructuring and Asset Impairment Program, and in part on his achievements against assigned objectives while serving as Executive Vice President, Global Business Management, and as President and Chief Operating Officer.

At its meeting on January 19, 2001, during which the Board elected Mr. Kilts as Chairman and Chief Executive Officer, an additional compensation package was approved for Mr. DeGraan to provide an incentive for him to continue his employment as President and Chief Operating Officer. Mr. DeGraan will receive a bonus of $500,000 if he continues in these capacities through January 19, 2002. Also, he was awarded a stock option for 300,000 shares at an exercise price of $34.16 per share, the fair market value of the stock on that date. One-half of the award becomes exercisable if he continues in the active employ of Gillette through January 19, 2002, and the remaining half of the award becomes exercisable if he continues in the active employ of Gillette through January 19, 2003.

SECTION 162(m) OF THE INTERNAL REVENUE CODE
This provision of Federal tax law limits the deductibility of compensation paid to the Chief Executive Officer and the next four most highly paid executive officers at the end of each year in which, for any of these covered executives, compensation exceeds $1 million. For Gillette's 2000 tax year, no portion of the compensation paid to the executive officers at December 31, 2000, exceeded the tax-deductible limit.

At the 2001 annual meeting, stockholders are being asked to approve Gillette's long-standing Incentive Bonus Plan, which has been amended in order to enable future bonus awards to fully qualify as tax-deductible compensation.

By the Personnel Committee:

Richard R. Pivirotto (Chairman)
Wilbur H. Gantz
Carol R. Goldberg
Dennis F. Hightower
Herbert H. Jacobi

GILLETTE COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE

The following graph compares the total return on $100 invested in Gillette common stock for the five-year period from December 31, 1995, through December 31, 2000, with a similar investment in the Standard & Poor's 500 Stock Index and with the market value weighted returns of a Peer Group Index consisting of seven consumer products companies of similar size that sell products worldwide. The cumulative return includes reinvestment of dividends.

We have updated the list of Peer Group companies to reflect changes in the businesses of the Peer Group members and Gillette over time.

We replaced Ralston Purina Company with Energizer Holdings, Inc. since Energizer, which represented the consumer battery segment of Ralston Purina's business, was spun off in 2000. In addition, we excluded Newell Rubbermaid Inc. since it is in the stationery business segment, a segment in which we no longer compete. We removed Warner-Lambert Company because it was acquired by Pfizer, Inc., which is predominantly a pharmaceutical company.

We added The Clorox Company, a $4 billion global consumer products company that markets to the same trade channels and has a focus on new products and building global brands.

We have restated the five-year performance graph to reflect these changes. Had the former Peer Group Index been used for the performance graph in this year's proxy statement, the values of the cumulative return to investors in the Peer Group Index would have been as follows: 1995 (100), 1996 (127), 1997 (191), 1998
(256), 1999 (263) and 2000 (285).

[Graphic Omitted]

--------------------------------------------------------------------------------
                1995      1996      1997       1998         1999        2000
                ----      ----      ----       ----         ----        ----
Gillette        $100      $151      $196       $189         $165        $147
Peer Group      $100      $126      $181       $226         $255        $249
S&P 500         $100      $123      $164       $211         $255        $232

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Peer Group Companies:
---------------------

The Clorox                   Johnson & Johnson          Procter & Gamble Company
Company                      Philips Electronics N.V.   Unilever N.V.
Colgate-Palmolive Company
Energizer Holdings, Inc.
--------------------------------------------------------------------------------

THE GILLETTE COMPANY
--------------------------------------------------------------------------------
SUMMARY COMPENSATION TABLE

                                                                                                      LONG-TERM
                                                           ANNUAL COMPENSATION                       COMPENSATION
                                         ---------------------------------------------------------   ------------
                                                                                                      # OF STOCK
                                                                                     OTHER ANNUAL      OPTIONS        ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR          SALARY           BONUS      COMPENSATION(1)    AWARDED     COMPENSATION(2)
---------------------------               ----          ------           -----      ---------------    -------     ---------------
Edward F. DeGraan                         2000        $642,083         $715,000           --           180,000        $ 54,922
President and Chief                       1999         500,000          210,000           --           180,000          42,264
Operating Officer                         1998         423,000          210,000           --           100,000          41,376

Charles W. Cramb                          2000         512,500          350,000           --           110,000          36,431
Senior Vice President                     1999         467,500          150,000           --           150,000          37,401
                                          1998         385,000          150,000           --            80,000          36,166

Robert G. King(3)                         2000         590,000          260,000           --           130,000          41,534
Executive Vice President                  1999         540,000          175,000           --           180,000          42,493
                                          1998         502,083          175,000           --           120,000          46,508

Jorgen Wedel                              2000         560,000          325,000           --           130,000          41,693
Executive Vice President                  1999         490,000          140,000           --           180,000          41,900
                                          1998         412,500          140,000           --           100,000          45,166

Richard K. Willard                        2000         480,833          255,000         27,124         110,000          24,459
Senior Vice President                     1999          79,167(4)       500,000(4)        --           120,000           3,024

Michael C. Hawley                         2000         897,222            --              --           500,000         307,876
Former Chairman and Chief                 1999         978,030          475,000           --           750,000          80,356
Executive Officer                         1998         770,000          475,000           --           250,000          81,604

Archie Livis                              2000         358,750            --              --              --           314,758
Retired Executive Vice President          1999         575,000          170,000         72,523         180,000          44,854
                                          1998         530,000          170,000         57,940         130,000          46,466

(1) Other Annual Compensation amounts represent taxes reimbursed by Gillette relating to nondeductible relocation expenses incurred.

(2) All Other Compensation includes the following payments or accruals:

                                                                                           CONTRIBUTION
                                     COMPANY        VALUE OF SHARES       EXECUTIVE        UNDER ESTATE
                                    MATCH TO           ALLOCATED       LIFE INSURANCE      PRESERVATION        SEPARATION
                                  SAVINGS PLAN       UNDER ESOP(i)      PREMIUMS(II)         PLAN(III)          PAYMENTS
Edward F. DeGraan                   $42,604             $2,463             $1,050             $8,805            $  --
Charles W. Cramb                     33,125              2,516                790               --                 --
Robert G. King                       38,250              2,346                938               --                 --
Jorgen Wedel                         35,000              1,369                810              4,514               --
Richard K. Willard                   24,042               --                  417               --                 --
Michael C. Hawley                    79,792              2,463              2,010               --               223,611(5)
Archie Livis                         39,960              2,346              2,010               --               270,442(6)

(i)   Shares were allocated quarterly until the final allocation as of June 30, 2000. A value is calculated by multiplying the number of shares credited to the executive's account by the closing price of Gillette stock on that date. The amount reported is the sum of the quarterly values plus reinvested dividends.

(ii)  Value of premiums paid by Gillette during 2000 under the Executive Life Insurance Program. Effective March 1, 2001, the
      program provides Company-paid coverage during employment equal to four times annual salary. During retirement, a death benefit equal to the executive's final annual salary continues in effect.

(iii) The named executives are eligible to participate in a Gillette-sponsored Estate Preservation Plan. Gillette and the executi ve officers share equally the cost of a $1,000,000 life insurance policy payable on the death of the survivor of each executiv e and his or her spouse. Gillette contributes its share of the premiums during the first five years of the policy and recovers its co ntribution at the end of a 15-year period, or if earlier, when the survivor of the executive and the executive's spouse dies.

(3)   Mr. King resigned as an Executive Officer, effective December 31, 2000. In connection with a two-year separation and noncompetition agreement, Mr. King will remain an employee receiving annual payments of $850,000 for the two-year period ending March 31, 2003. He will retire effective April 1, 2003.

(4)   Amounts represent salary for two months and a signing bonus in connection with his employment on November 1, 1999.

(5)   Mr. Hawley resigned as Chairman of the Board and Chief Executive Officer, effective October 19, 2000. Amounts noted as separation payments represent base salary from that date through December 31, 2000.

(6)   Mr. Livis resigned as an Executive Officer, effective July 31, 2000, and retired on January 1, 2001. In addition to the compensation reported as Separation Payments in the Summary Compensation Table, which represents base salary from August
      2000 through December 31, 2000 and accrued vacation pay, he received a payment of $973,750 in January 2001 in connection with a two-year postretirement noncompetition arrangement.

STOCK OPTIONS AWARDED DURING 2000

                                                                                                      AWARD DATE
                                                          INDIVIDUAL AWARDS                             VALUE
                                     ------------------------------------------------------------   -------------
                                                      % OF TOTAL
                                      NUMBER OF    OPTIONS AWARDED                                    AWARD DATE
                                       OPTIONS       TO EMPLOYEES     PER SHARE                     PRESENT VALUE
NAME                                  AWARDED(1)       IN 2000      EXERCISE PRICE EXPIRATION DATE      ($)(2)
----                                  ----------       -------      ------------------------------  -------------
Edward F. DeGraan                      130,000          1.14%          $32.03          06/14/10       $1,374,108
                                        50,000          0.44%           29.66          07/31/10          488,117

Charles W. Cramb                       110,000          0.97%           32.03          06/14/10        1,162,707

Robert G. King                         130,000          1.14%           32.03          06/14/10        1,374,108

Jorgen Wedel                           130,000          1.14%           32.03          06/14/10        1,374,108

Richard K. Willard                     110,000          0.97%           32.03          06/14/10        1,162,707

Michael C. Hawley                      500,000          4.40%           32.03          06/14/10        5,285,030

Archie Livis                              --              --              --              --              --

(1)   Option awards in 2000 were made under the 1971 Stock Option Plan. The material terms of these awards are:

      o  Awards consist of a combination of incentive (subject to limitations imposed by U.S. tax law) and nonincentive stock options.

      o  Exercise price is the average of the high and low trading prices of the common stock on the date of award.

      o  Options become exercisable in one-third increments over the first three anniversaries of the award.

      o  Options remain exercisable for 10 years from the date of award during employment. The postretirement exercise period for employees is the lesser of five years or the life of the options. If employment is terminated within one year of a Change in Control, options not otherwise exercisable at termination of employment become immediately exercisable.

(2)   The award date present value for each option was determined using a Black- Scholes option pricing model. The principal assumptions used in the model were:

            EXPIRATION DATE                              6/14/10     7/31/10
            ---------------                              -------     -------
            Stock Price Volatility                        33.4%       34.4%
            Dividend Yield                                 2.0%        2.2%
            Risk Free Rate of Return                       6.3%        6.2%
            Expected Life in Years                        4.92        4.92

The model generates a theoretical value based on the assumptions and is not intended to predict future prices of the stock. There is no assurance that these values or any other value will be achieved. The actual value will be dependent upon:

          o  The future price of the stock.

          o  Overall stock market conditions.

          o  Continued employment with Gillette.

THE GILLETTE COMPANY
--------------------------------------------------------------------------------

AGGREGATE STOCK OPTION EXERCISES DURING 2000 AND YEAR-END STOCK OPTION VALUES

                                                                                                           TOTAL VALUE
                                                                                                         OF UNEXERCISED
                                        NUMBER OF                           NUMBER OF UNEXERCISED      IN-THE-MONEY STOCK
                                    SHARES UNDERLYING       VALUE            STOCK OPTIONS HELD          OPTIONS HELD AT
    NAME                            OPTIONS EXERCISED      REALIZED          AT FISCAL YEAR-END          FISCAL YEAR-END
    ----                            -----------------      --------    ------------------------------    ---------------
Edward F. DeGraan                          --                 --        Exercisable           456,666      $3,865,890
                                                                        Unexercisable         333,334         822,300

Charles W. Cramb                           --                 --        Exercisable           246,447       1,016,221
                                                                        Unexercisable         236,669         430,100

Robert G. King                             --                 --        Exercisable           491,836       2,036,685
                                                                        Unexercisable         290,000         508,300

Jorgen Wedel                               --                 --        Exercisable           294,666         313,680
                                                                        Unexercisable         283,334         508,300

Richard K. Willard                         --                 --        Exercisable            39,999          --
                                                                        Unexercisable         190,001         430,100

Michael C. Hawley                        22,332            $435,557     Exercisable         1,352,333       9,044,366
                                                                        Unexercisable       1,033,335       1,955,000

Archie Livis                               --                 --        Exercisable           398,000          --
                                                                        Unexercisable              --          --

RETIREMENT PLAN TABLE
The table below shows an estimate of the total annual pension benefits payable in the form of a straight-life annuity for employees who retire at or after age 65 under the Retirement Plan and Supplemental Retirement Plan.

After the Retirement Plan was adopted, changes in the law limited the amount of benefits that could be paid under tax-qualified plans. As permitted by law, we adopted the Supplemental Retirement Plan for the payment of amounts to employees who may be affected by those limitations, so that, in general, total benefits will continue to be calculated on the basis approved by the stockholders.

In general, the benefit upon retirement at or after age 65 with 25 years or more of service is equal to 50% of the employee's average annual compensation, minus 75% of primary Social Security benefits. Average annual compensation is an employee's salary and bonus, as defined in the Plan, for the highest-paid five calendar years during the last 10 full calendar years of employment.

As of December 31, 2000, the executives named in the Summary Compensation Table had the following years of service under the Retirement Plan: Mr. DeGraan, 32 years; Mr. Cramb, 31 years; Mr. King, 32 years; Mr. Wedel, 27 years; Mr. Willard, 1 year; Mr. Hawley, 37 years; and Mr. Livis, 42 years.

Amounts paid to Mr. Hawley under the separation arrangements described on page 17 will be included for the purposes of calculating his retirement benefits. Amounts paid to Mr. Willard as a signing bonus will not be included for the purpose of calculating his retirement benefits.

                                                               ANNUAL PENSION*
    AVERAGE  ANNUAL COMPENSATION       ----------------------------------------------------------------
          USED AS BASIS FOR                  15 YEARS              20 YEARS         25 YEARS  OR MORE
          COMPUTING PENSION                 OF SERVICE            OF SERVICE            OF SERVICE
---------------------------------------  --------------------  --------------------  --------------------

             $  800,000                     $240,000             $  320,000            $  400,000
              1,200,000                      360,000                480,000               600,000
              1,600,000                      480,000                640,000               800,000
              2,000,000                      600,000                800,000             1,000,000
              2,400,000                      720,000                960,000             1,200,000
              2,800,000                      840,000              1,120,000             1,400,000

*Before Social Security offset.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS Gillette follows long-standing practices regarding separation arrangements for executive officers whose employment terminates without cause. Under these arrangements, the executive officer agrees not to compete with Gillette for a period of time and releases all claims against Gillette. During the covered period, Gillette continues to provide coverage under welfare and benefits plans, and unvested options continue to vest.

Mr. Hawley resigned as Chief Executive Officer and Director effective October 19, 2000. In connection with his resignation, Gillette signed an agreement with Mr. Hawley that includes the following terms: he will remain an employee until he retires on January 1, 2003; he was paid at his last regular base salary rate from October 19 to December 31, 2000; he will be paid $8.7 million in installments between January 1, 2001, and December 31, 2002; until his retirement date, his unvested options will become exercisable according to their terms; the period until retirement will be used to calculate his retirement benefits; participation in welfare and benefits plans and other executive perquisites will continue; and he will not compete for a period expiring December 31, 2003.

In connection with Mr. Kilts's appointment as Chairman of the Board of Directors and Chief Executive Officer, he and Gillette signed a renewable three-year employment agreement, effective January 19, 2001. The terms of the agreement provide for Mr. Kilts to receive an annual base salary of no less than $1 million and a bonus during the year 2001 of at least 100% of base salary, prorated for the portion of the year he is employed. He was paid a signing bonus of $250,000, and Gillette agreed to reimburse his legal fees and expenses in connection with the agreement. For future years, he is eligible for an annual target bonus opportunity of not less than 100%, nor more than 200%, of base pay if the performance goals for the relevant year are met.

The Board awarded Mr. Kilts options to purchase two million shares of Gillette's common stock at an exercise price of $34.16 per share (the average of the high and low trading prices on the award date) on substantially similar terms to those granted under the 1971 Stock Option Plan, except that one-quarter of these options vest immediately, and the remainder vest in one-third increments over a three-year period. Gillette will make future options grants to Mr. Kilts of not less than 650,000 shares annually for the years 2001, 2002 and 2003 under the Company's 1971 Stock Option Plan.

Pursuant to the agreement, at the time of his employment, Mr. Kilts purchased 29,274 shares of Gillette's common stock at a price of $34.16 per share, or $1 million in total. He will hold these shares for a period of not less than three years, or his earlier termination of employment.

In addition, Mr. Kilts will participate in employee welfare and benefit plans and will be provided housing, certain executive perquisites and, for security reasons, transportation and a home security system.

Mr. Kilts will be entitled to receive a pension, starting when his employment ends (for reasons other than cause or death), of five percent of his final average compensation (determined on the basis of a consecutive thirty-six month period) for each year or partial year of employment, up to a maximum of 50 percent of his final average compensation.

The employment agreement provides that if Mr. Kilts's employment is terminated without "cause," or if Mr. Kilts terminates his employment for "good reason," both as defined in the agreement, he will be entitled to receive a prorated annual incentive bonus for the year of termination and a lump sum equal to the sum of two years' base salary and two times the target bonus for the year of termination. Under these circumstances, he will receive two years' credit for purposes of his pension calculation and be entitled to vesting of any unvested options with an exercise period equal to the lesser of five years or the original term of the options. He will also be subject to a two-year noncompetition agreement.

In the event of a Change in Control, substantially similar Change-in-Control provisions as those described below will apply to Mr. Kilts except that, in the event his employment is terminated by Gillette without cause following a Change in Control, his options will remain exercisable through the end of their 10-year terms.

Gillette engaged consultants to develop a competitive employment offer for Mr. Kilts. They have advised Gillette that the benefits and perquisites included in the offer are consistent with industry practices.

Change-in-Control agreements cover executive officers, including those named in the Summary Compensation Table on page 14, during the period they continue to serve as executive officers. These agreements become operative only upon a Change in Control of Gillette (as defined under the agreements). After a Change in Control, each agreement becomes, in effect, a two-year employment agreement providing salary, bonus and other employee benefits at levels not less than those existing prior to the Change in Control. If the executive terminates employment for "good reason," as defined in the agreement, within the two-year period or voluntarily terminates employment during the 30-day period following the first anniversary of the Change in Control, the executive is entitled to receive a lump sum severance payment equal to three times the executive's base salary and specified bonus. The executive also is entitled to receive other payments and benefits, including increased pension benefits, continuation of employee welfare benefits, reimbursement of any "parachute" excise tax imposed on payments under the agreements and reimbursement of reasonable legal expenses related to the agreement.

THE GILLETTE COMPANY
--------------------------------------------------------------------------------

PROPOSAL 2

2. AMENDMENT OF THE 1971 STOCK OPTION PLAN (THE "OPTION PLAN")

PROPOSED AMENDMENT
Subject to the approval of stockholders, the Board of Directors has amended the Option Plan as follows:

    o The period during which awards may be granted has been extended from April 18, 2002, through April 21, 2005;

    o The number of shares of common stock on which stock options may be awarded has been increased by 40,000,000;

    o The maximum number of shares on which options can be awarded to any one participant in any calendar year has been increased from 800,000 to 1,250,000;

    o The requirement that changes to the terms of the awards to nonemployee directors be approved by stockholders has been eliminated.

The amendments will permit the continuation of option awards which provide long-term incentives to the directors, executive officers and other key employees to achieve Gillette's strategic business plan and eliminate certain restrictions on awards to nonemployee directors that are no longer required under the rules of the Securities and Exchange Commission.

The Board of Directors believes that the Option Plan helps Gillette compete for, motivate and retain high-caliber directors, executives and other key employees. Since 1997, Gillette has used awards of stock options as the principal long-term incentives for its employees.

Consistent with Gillette's compensation philosophy, the value of the awards is dependent solely on appreciation in the market value of Gillette's common stock.

SHARES SUBJECT TO THE PLAN: In 1997, the stockholders amended the Option Plan to authorize an additional 46,000,000 shares for award and to extend the period for awards to April 18, 2002. As of February 27, 2001, 11,608,590 of those shares remain available for award.

The number of newly authorized shares on which options can be awarded under the 1971 Stock Option Plan during the proposed additional three-year period represents approximately 3.8% of the shares of Gillette's currently outstanding stock.

PRINCIPAL FEATURES OF THE PLAN

ADMINISTRATION: The Option Plan is administered by the Personnel Committee, which, in its discretion, may award options for terms of up to 10 years.

The Board of Directors may terminate the Option Plan or may amend it or any outstanding option, but shareholder approval is required to:

    o increase the number of shares available;

    o increase the maximum annual award per participant;

    o reduce the exercise price at which options may be awarded to below 95% of the fair market value on the date of award;

    o reduce the exercise price of any outstanding option;

    o extend the term of an option beyond 10 years; or

    o extend the period during which options may be awarded.

No amendment may adversely affect the rights of any optionee under an outstanding option or, after a Change in Control, deprive an optionee of a right that became operative upon a Change in Control. In the event of changes resulting from stock dividends, stock splits or exchange rights, the Board of Directors may adjust the number of shares subject to the Option Plan.

PARTICIPATION: Awards under the Option Plan may be made to selected key employees of Gillette and its subsidiaries, including those who may also serve as officers or directors. At any given time, this group is expected to represent approximately 7.5% of all employees.

In addition, awards are made annually to each nonemployee director. After the election of directors at the 2001 annual meeting, there will be 10 nonemployee directors.

AWARDS TO EMPLOYEES: The timing and terms of option awards made to employees are subject to the discretion of the Personnel Committee. Options are awarded to employees at not less than the fair market value of Gillette's stock on the date of award and are exercisable as determined by the Committee, except that options must be exercised within 10 years from the date of award.

The Committee may designate options awarded to U.S.-based employees (including officers and employee directors) as incentive stock options ("ISOs"), a type of option authorized under the Internal Revenue Code. Options not so designated are referred to as "non-ISOs."

All outstanding options have 10-year terms. Options awarded before June 19, 1997, are exercisable beginning one year from the date of award, provided the optionee is still an employee. Options awarded after that date become exercisable in one-third increments over the first three anniversaries of the award.

Options generally remain exercisable for a limited period following the termination of employment. The postretirement exercise period of a non-ISO is five years for options awarded after 1996, three years for options awarded between 1994 and 1996, and two years for options awarded prior to 1994, unless a shorter period is specified by the Personnel Committee. The comparable period for an ISO awarded prior to 1997 is three months.

AWARDS TO NONEMPLOYEE DIRECTORS: The terms of awards to nonemployee directors are fixed by the Option Plan as follows:

    o Options awarded to nonemployee directors are designated as non-ISOs.

    o An automatic award of options on 4,000 shares is made annually to each nonemployee director. Under the terms of the Option Plan, the date of award is fixed as the second business day after the annual meeting of stockholders.

    o All outstanding options have 10-year terms. Options awarded before January 1, 2001, are exercisable beginning one year from the date of award, provided the optionee is still a director.

    o Options awarded after that date become exercisable in one-third increments over the first three anniversaries of the award. Options remain exercisable following retirement or termination of Board membership on a basis generally comparable to non-ISOs awarded to employees.

CHANGE IN CONTROL: If termination of employment occurs within one year after a Change in Control, any options that were not otherwise exercisable when employment ceased will become immediately exercisable.

Similarly, nonemployee directors' options that were not otherwise exercisable become immediately exercisable upon termination of Board membership within one year after a Change in Control.

EXERCISE OF OPTION: Shares delivered on the exercise of an option may be either authorized and unissued shares or treasury shares. Payment on exercise is made in cash or, at the discretion of the Personnel Committee, in shares of Gillette's common stock or partially in cash and partially in shares.

FEDERAL INCOME TAX CONSEQUENCES UPON ISSUANCE AND EXERCISE OF OPTIONS: For optionees who are subject to U.S. taxation, Gillette is of the opinion that:

    o An optionee does not realize any taxable income under the Internal Revenue Code upon the award of an option.

    o The exercise of a non-ISO results in immediately tax- able income to the optionee under the Internal Revenue Code in an amount equal to the difference between the option price and the market price on the date of exercise. For employee optionees, this same amount is deductible by Gillette as compensation, provided income taxes are withheld from or deposited by the employee.

    o The exercise of an ISO results in no tax consequences to Gillette. Although the difference between the option price and the market price on the date of exercise is not taxable to the optionee upon exercise, it is a "tax preference item," which, under certain circumstances, may give rise to an alternative minimum tax liability on the part of the optionee.

    o The sale by an employee, within one year, of stock acquired by the exercise of an ISO will be deductible by Gillette as compensation in an amount equal to the difference between the option price and the lesser of the market price on the date of exercise or the net proceeds of the sale. The sale of stock acquired through the exercise of an ISO held for more than one year after exercise does not result in a deduction for Gillette.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1971 STOCK OPTION PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

PROPOSAL 3

3. AMENDMENT OF THE STOCK EQUIVALENT UNIT PLAN ("SEUP")

PROPOSED AMENDMENT
Subject to the approval of the stockholders, the Board of Directors has amended SEUP to:

    o extend the period for awards from April 18, 2002, through April 21, 2005; and

    o reduce the number of units which are available for future awards to 1,000,000.

SEUP is a "phantom stock plan" under which awards of basic stock units are made to selected key employees of Gillette and its subsidiaries. Each basic stock unit is treated as equivalent to one share of Gillette's common stock, although the employee's benefit is limited to appreciation up to 100% of the market value of the stock on the date of the award and dividend equivalent units as dividends are paid on the stock. All SEUP benefits are paid in cash.

The amendment will permit the continuation of awards of basic stock units under SEUP thereby providing long-term incentives to key employees who have the potential to manage the business of Gillette successfully in the future.

It has been Gillette's recent past practice and its present intention to continue to utilize awards of basic stock units in lieu of stock options to key employees from countries where awards of options cannot be made or where the local tax treatment would be adverse to the employees. For 2001, it is expected that basic stock units will be awarded to eligible employees from only one country.

Consistent with Gillette's compensation objectives, increases in the value of awards are dependent on the same factors as those which directly benefit Gillette's stockholders, i.e., dividends paid and appreciation in the market value of Gillette's stock.

The Board of Directors believes that SEUP has helped Gillette compete for, motivate and retain high-caliber key employees, and that it is in the best interests of Gillette to amend it as proposed.

The material provisions of SEUP and other information about it are described below.

UNITS SUBJECT TO THE PLAN: As of February 27, 2001, 2,946,746 basic units authorized for award in 1989 and 1994 remain available for award. If approved, the amendment will reduce the number of units available for award over the next three years to 1,000,000 basic units, due to the greater ability to award stock options in many countries.

PRINCIPAL FEATURES OF THE PLAN

ADMINISTRATION: SEUP is administered by the Personnel Committee, which is composed of directors who are not employees and not eligible to participate in SEUP.

The Board of Directors may amend SEUP, but stockholder approval is required to:

    o extend the maturity date of an award or the period during which awards may be made;

    o increase the maximum number of basic stock units available under SEUP; or

    o increase the maximum annual award per participant.

The Board may terminate SEUP at any time, but no termination or amendment may adversely affect the rights of participants under outstanding awards or, after a Change in Control, deprive a participant of a right which became operative upon a Change in Control. In the event of changes resulting from stock dividends, stock splits or exchange rights, the number of units subject to SEUP may be adjusted by the Board.

PARTICIPATION: Awards of basic stock units may be made under SEUP to selected key employees of Gillette and its subsidiaries. At any given time, eligible employees are expected to represent approximately 7.5% of all employees. Under the terms of SEUP, no awards may be made to officers who serve as directors. No awards have been made to executive officers since 1989.

GENERAL PROVISIONS: Awards vest and become payable in approximately equal segments over the third through the seventh years from the award. With respect to certain awards made after 1983, all or any portion of an award may, by its terms, be contingent upon achievement of future performance goals.

Each award to the extent not paid is revalued annually until the award becomes mature in the seventh year following award, when the value becomes fixed and payable. At least one year prior to the full maturity of an award, the employee may elect to defer payment to a future date or following termination of employment.

In general, awards become fully vested upon the retirement, death or disability of the employee and, in the case of retirement or disability, payment may be deferred to future years at the employee's election. Deferred mature awards accrue interest equivalents until paid.

CHANGE IN CONTROL: SEUP provides that, upon a Change in Control, all performance-related contingency provisions of awards will be removed, awards of employees whose employment is terminated under certain circumstances as described in SEUP will become fully vested, and, in the event of a related liquidation, merger or consolidation of Gillette, all awards either will become fully vested or will be replaced by the surviving corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE STOCK EQUIVALENT UNIT PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY.

PROPOSAL 4

4. AMENDMENT OF THE GILLETTE COMPANY EMPLOYEES' SAVINGS PLAN (THE "SAVINGS
PLAN")

PROPOSED AMENDMENTS: Subject to the approval of stockholders, the Board of Directors has amended the Savings Plan to increase the maximum employer contribution from 5% to 6% of eligible pay. Gillette will contribute one dollar for each dollar saved by each participating employee up to 5% of eligible pay plus 20 cents for each additional dollar saved between 5% and 10% of eligible pay. Eligible pay includes salary or wages plus overtime, shift differential pay and eligible bonuses.

A second amendment to the Savings Plan would eliminate the need to obtain stockholder approval for future changes. Since the Savings Plan is a broad-based defined contribution plan generally available to all U.S.-based employees, it is not considered special compensation to Gillette executives. The Company is not required to submit it to stockholders under the rules of the Securities and Exchange Commission. Providing the flexibility to the Board of Directors to make changes to the Savings Plan without stockholder approval will enable Gillette to act quickly to maintain the Savings Plan's competitiveness as a recruitment and retention tool.

The Board of Directors believes the Savings Plan gives employees the ability to accumulate savings for their retirement or other short- or long-term needs and, as a result, has helped Gillette attract, motivate and retain its U.S. workforce, and that it is in the best interests of Gillette to amend the Savings Plan as proposed.

PRINCIPAL FEATURES OF THE AMENDED PLAN: The Savings Plan is a defined contribution plan covering all regular U.S.-based (including Puerto Rico) employees of Gillette, including executive officers.

Some of the main features of the Savings Plan include the following:

    o Employees are eligible to join the Savings Plan on their date of hire or any time thereafter;

    o Employees may contribute between 2% and 10% of their eligible pay as matched savings;

    o Matched savings are split equally between taxed and tax-deferred savings;

    o Gillette contributes one dollar for each dollar saved, up to a maximum of 5% of eligible pay, plus 20 cents for each additional dollar saved between 5% and 10% of eligible pay;

    o Employees may also contribute an additional 1% to 5% of pay as unmatched savings, either as taxed or tax-deferred savings; and

    o Employees may make loans and withdrawals from their account subject to specific provisions and restrictions.

INVESTMENTS: Employees may elect to have their contributions invested in one or more of 14 investment funds including, a money market fund, a stable value fund, a bond fund, a balanced fund, various equity funds, or in Gillette common stock.

Contributions made by Gillette are invested in Gillette common stock. Employees may transfer vested Company contributions to any other fund beginning in the year they turn age 50.

VESTING: Employees are always 100% vested in the current value of their matched and unmatched savings. Gillette's contributions and related earnings will vest at the earliest of two years of Savings Plan participation, five years of service or a Change in Control.

WITHDRAWALS: Voluntary withdrawals of taxed savings and Company contributions may be made both during and after employment subject to certain limitations, suspension rules and tax penalties. However, withdrawals of tax-deferred savings during employment prior to age 5912 are restricted to hardship situations.

DISTRIBUTIONS: Generally, participants may defer distribution of all or part of their account balance beyond the date of their termination of employment. However, in all cases, a participant must begin receiving distributions within a prescribed period after reaching age 7012.

FEDERAL INCOME TAX CONSEQUENCES: Employees are not taxed on their tax-deferred savings, Company contributions or earnings from the investment of contributions. Loans from an employee's Savings Plan account are not taxed unless the employee defaults in repaying the loans. Withdrawals and distributions of an employee's account balance are taxable, except for the portion attributable to the employee's taxed savings. Special tax rules may apply if an employee receives a distribution in the form of Gillette common stock.

NEW PLAN BENEFITS
The table below indicates amounts which Gillette would contribute for the named executive officers, all current executive officers as a group and all employees in 2001 under The Gillette Company Employees' Savings Plan and Supplemental Savings Plan, which has been maintained by Gillette, so that employees may continue to save, if their contributions to the Savings Plan are limited by the Federal tax rules.

                                                     COMPANY
    NAME AND POSITION                             CONTRIBUTION
    -----------------                             ------------
James M. Kilts                                       $    52,708(1)
Chairman and Chief Executive Officer

Edward F. DeGraan                                    $    75,075
President and Chief Operating Officer

Charles W. Cramb                                     $    47,750
Senior Vice President

Robert G. King                                       $    45,450
Former Executive Vice President

Jorgen Wedel                                         $    49,525
Executive Vice President

Richard K. Willard                                   $    40,800
Senior Vice President

Michael C. Hawley                                    $   259,500
Former Chairman and Chief Executive Officer

Archie Livis                                           NA
Retired Executive Vice President

All current executive officers as a group            $   338,703

All nonexecutive outside directors as a group          NA

All employees, including officers who are not        $30,259,000
executive officers, as a group

(1) This amount does not include the Company match on the saved portion of Mr. Kilts's bonus earned in 2001 but paid in 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE EMPLOYEES' SAVINGS PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY.

PROPOSAL 5

5. APPROVAL OF THE INCENTIVE BONUS PLAN (THE "BONUS PLAN")

The Board of Directors is recommending that the stockholders approve the material terms of Gillette's Bonus Plan, which has been amended so that bonuses awarded under the Bonus Plan may be fully deducted by Gillette. In general, federal tax law places a limit on the deduction Gillette may claim for compensation in excess of $1 million per year paid to its Chief Executive Officer and certain other executive officers listed in the proxy statement. An exception is provided for "performance-based compensation," as described in
Section 162(m) of the Internal Revenue Code ("Code"). The amended Bonus Plan is designed so that bonuses under the Plan can meet the requirements of Section 162(m) to qualify as performance-based compensation.

While Gillette has historically paid bonuses to its executive officers based on certain predetermined performance goals, the Bonus Plan has been amended to provide a specific annual bonus that would be paid to each of its executive officers subject to the Section 162(m) limitation equal to three-tenths of one percent (0.3%) of Gillette's annual Net Income (excluding extraordinary items) as reported in its consolidated financial statements for the year, or such lesser amount as the Personnel Committee ("Committee") may determine in accordance with the other provisions of the Bonus Plan. A bonus to these executive officers would not be paid unless Gillette had met a minimum Net Income target preestablished by the Committee with respect to the award period.

Based on Gillette's recent financial performance, the proposed annual maximum bonus exceeds the level of bonus awards that have been made under the Bonus Plan to date. Although the Committee does not currently expect to increase the level of awards made under the Bonus Plan, the higher limit would permit greater flexibility in the event the Committee determines that such awards are necessary to appropriately reward significant accomplishments, or to attract or retain the highest quality executives. The primary features of the Bonus Plan are summarized below.

SUMMARY OF THE BONUS PLAN. The Bonus Plan is designed to attract and retain key employees and to reward them based on Gillette's results and individual performance. The Bonus Plan is administered by the Committee, which is composed of independent directors who qualify as "outside directors" for purposes of
Section 162(m) of the Code. Payments under the Bonus Plan to executive officers subject to the Section 162(m) limitation are subject to satisfaction of the Net Income and stockholder approval. In addition, the Committee may condition awards to such officers on, or may reduce the actual bonus payments by taking into account, the generally applicable Bonus Plan provisions. Under these generally applicable provisions, each year the Committee establishes performance goals for the Company expressed in terms of Profit from Operations, Return on Assets, Net Sales Growth and/or other financial performance measures. The Committee also assigns eligible employees a specific target bonus, based on their grade level and expressed as a percentage of base pay.

Following the close of each incentive year, the Committee determines whether the Company's performance goals have been achieved and, based on the level of achievement, the total bonus pool to be awarded to eligible employees. If the Company's performance goals are achieved, eligible employees receive a quantitative bonus up to one-half their bonus target. Eligible employees also may qualify for a discretionary bonus, as determined by the Committee, of up to 100% of their bonus target. The discretionary portion of bonus awards is based upon the Company's and its operating units' results, as well as the individual employee's performance. If the Company does not achieve the performance goals established for an incentive year, the Committee has the discretion to award bonuses on a selective basis or not to award any bonuses.

Following the Committee's receipt of a report on the Company's financial performance for the incentive year, the Committee will certify whether the Net Income and any other performance goals established for covered executive officers have been met and determine the bonuses, if any, to be awarded to the individual executives.

Bonuses are paid in cash, generally in March of the year following the incentive year. Certain employees are eligible to elect to defer all or any portion of their bonus award to a future date or dates or to their retirement date.

The Board of Directors has the right to amend or terminate the Bonus Plan. Any amendment that would change the basis for determining bonus awards that could be payable to certain executive officers is subject to stockholder approval.

Based on the Company's interpretation of current Federal tax law, all bonus awards paid pursuant to the Bonus Plan to U.S. based employees are deductible by the Company. In each instance, the award is taxable to the employee in the year received. Approximately 7.5% of the employees of the Company and its subsidiaries worldwide are eligible for bonus awards under the Bonus Plan, including all of its executive officers. However, no determination has been made as to the amounts of awards that will be granted to specific individuals in the future. (See the Summary Compensation Table for information relating to prior annual bonuses awarded to the named executive officers.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCENTIVE BONUS PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 5 ON THE ENCLOSED PROXY.

PROPOSAL 6

6. STOCKHOLDER PROPOSAL
This proposal was submitted by Joan Zinner, 1100 Gough Street, #15D, San Francisco, California 94109, who is the owner of 100 shares of the common stock of Gillette.

Shareholders' Alternative Voting Information ("SAVI") Proposal.

WHEREAS many shareowners lack the time and expertise to make the best voting decisions, yet prefer not to always follow management's recommendations, because of management's possible conflicts of interest;

WHEREAS proxy advisory firms have established reputations for giving sound independent advice to investors on voting their shares;

WHEREAS shareowners have a common interest in obtaining sound independent advice, but often insufficient private interest to justify paying for it individually (the "free-rider" problem);

THEREFORE BE IT RESOLVED that Gillette shareowners request the Board of Directors to hire a proxy advisory firm for one year, to be chosen by shareowner vote. Shareowners request the Board to take all necessary steps to enact this resolution in time to hold the vote at the year-2002 shareowner meeting, with the following features:

    o To insulate advisor selection from influence by Company management, any proxy advisory firm could put itself on the ballot by paying an entry fee, declaring the price (no more than $8000) for its advisory services for the coming year, and providing the address of a website describing their proposed services and qualifications.

    o The winning candidate would be paid its declared price by the Company, and make advice freely available to all Company shareowners for the subsequent year, on all matters put to a shareowner vote except director elections. This advice could relate to such matters as mergers, stock option plans, and shareowner proposals. (Advice on director elections is excluded to satisfy SEC rule 14a-8(i) (8).)

    o Performance of the advisory firm would not be policed by Company management, but rather by gain or loss of the advisor's reputation and future business.

    o Brief summary advice could be included in the Company proxy, with references to a website and/or toll-free telephone number for more detail.

    o The decision of whether to hire proxy advisory firms in later years would be left open, and could be decided by future shareowner votes.

SUPPORTING STATEMENT
The proxy advisor would be paid with Company funds to give shareowners an independent professional opinion. Independence would be further enhanced by having shareowners choose the proxy advisor.

The conflicts of interest between managers and shareowners are described in Robert Monks and Nell Minow's 1996 book Watching the Watchers, along with shareowners' "free rider" and "rational ignorance" problems.

Articles discussing the company-pay system for proxy advice are on the Corporate Monitoring website (http://www.corpmon.com/publications.htm), in particular "The Internet Will Drive Corporate Monitoring" (Corporate Governance International, June 2000). Further developments in corporate governance that may follow from this proposal are presented in "The Corporate Monitoring Firm" (Corporate
Governance: An International Review, January 1999) and "Corporate Monitoring:
New Shareholder Power Tool" (Financial Analysts Journal, September/October
1998).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE REASONS SET FORTH BELOW.

Our Board of Directors is committed to providing you, our stockholders, with useful voting recommendations and high quality information on which to make your voting decisions. Our Board bases its recommendations on its knowledge of Gillette, its strategic plans for the business and input from management and well-qualified outside advisers. We do not believe adding the advice of an unsupervised and possibly unqualified firm at our expense would assist us in achieving our strategic objectives or otherwise be in your best interests.

    o This proposal calls for us to hire a proxy advisory firm without screening or review of the quality of the firm or its work product. Even our independent auditors are selected annually by a thorough review process of the Board. We do not believe we would be fulfilling our responsibilities to you if we did not ensure that you are provided with high-quality information and well-informed recommendations.

    o The proposal calls for the firm to be paid without regard to reasonableness of this compensation for the work performed. While the proposal purports to cap the fees paid to the selected advisory firm, we believe that the actual costs of the proposal could be greater.

    o We do not believe we should provide an open forum in our proxy materials for an unknown and possibly unqualified firm.

    o Our legal counsel has advised us that if we were to follow this proposal, we would be abandoning our legal obligations to you, our stockholders, in violation of Delaware law.

We do not believe that adoption of the proposal is in the best interests of Gillette or you, our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL, WHICH IS DESIGNATED AS PROPOSAL NO. 6 ON THE ENCLOSED PROXY.

                                                                     EXHIBIT A

                        CHARTER OF THE AUDIT COMMITTEE
                                    OF THE
                              BOARD OF DIRECTORS
                                      OF
                             THE GILLETTE COMPANY

I.  PURPOSE
The function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary responsibilities include:

    o Monitoring the Company's internal financial controls and the financial reporting process.

    o Monitoring the audit of the Company's consolidated financial statements and report thereon by the independent accountants.

    o Evaluating the quality and independence of the independent accountants.

II.  COMPOSITION
Membership. The Audit Committee shall consist of at least three members of the Board of Directors as the Board shall from time to time determine. Each member shall be "independent" as that term is defined by the listing standards of the New York Stock Exchange at the time of the member's appointment to the Committee or determined by the Board to be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee. In addition, each member shall be "financially literate" and at least one member shall have accounting or related financial management expertise as defined by the listing standards of the New York Stock Exchange and as determined by the Board of Directors.

The members of the Committee shall be elected by the Board of Directors at its first meeting following the Annual Meeting of Stockholders, or until their successors are duly elected and qualified. Unless a Chair is elected by the Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS
The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall meet at least semi-annually with the Chief Financial Officer (and other members of management if necessary), the director of the internal auditing department and the independent accountants in separate private sessions.

IV.  RESPONSIBILITIES AND DUTIES
Documents/Reports Review

 1. Review and assess the adequacy of this Charter on an annual basis and submit any amendments to the Board of Directors for approval.

 2. Review the Company's annual audited financial statements and any related reports or other financial information, including any certification, report, opinion, or review by the independent accountants.

 3. Recommend to the Board of Directors whether the audited consolidated financial statements should be included in the Company's Annual Report to the Securities and Exchange Commission on Form 10-K.

 4. Review the reports to management prepared by the internal auditing department and the independent accountants.

 5. Review the annual reports from management assessing the Company's internal controls, and the Company's responses to the reports from the internal auditing department and the management letters from the independent accountants.

Independent Accountants

 6. Recommend to the Board of Directors the selection or, if necessary, the dismissal of the independent accountants, considering, among other things, the firm's independence and effectiveness.

 7. Review the audit fees and other compensation paid to the independent accountants.

 8. Review the disclosures of the independent accountants required by Independent Standards Board Standard No. 1 and discuss with the independent accountants the firm's significant relationships with the Company.

 9. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61.

10. Review the annual audit plans of the independent accountants.

Internal Audit Department

11. Review the annual audit plans of the internal audit department.

12. Review the activities, organizational structure, budget and qualifications of the internal audit department.

Financial Reporting Processes

13. Review any changes to the Company's accounting principles or auditing practices.

14. Review any significant judgments made in management's preparation of the financial statements.

15. Upon completion of the annual audit, review any significant difficulties reported by the independent accountants in conducting the audit, including any restrictions on the scope of work or access to required information.

16. Review any significant disagreement between management and the independent accountants in connection with the preparation of the financial statements.

17. Review, with the Company's General Counsel, any legal matter that could have a significant impact on the organization's financial statements.

Other

18. Perform any other activities consistent with this Charter, the Company's By-laws and Certificate of Incorporation, as the Committee or the Board of Directors deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Company's policies.

[recycle logo] Printed on Recycled Paper                             0450-PS-01

  [LOGO] THE                               YOUR VOTE IS IMPORTANT
         GILLETTE                       VOTE BY INTERNET OR TELEPHONE
         COMPANY                        24 HOURS A DAY, 7 DAYS A WEEK
  c/o EquiServe
  P.O. Box 9398                 The internet and telephone voting facilities
  Boston, MA 02205-9398         close at 9:00 p.m. e.s.t. on Wednesday, April 18

-----------------                          ----------------
VOTE BY TELEPHONE                          VOTE BY INTERNET
-----------------                          ----------------
It's fast, convenient, and immediate!      It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone       is immediately confirmed and posted.

Follow these four easy steps:              Follow these four easy steps:

 1. Read the accompanying Proxy             1. Read the accompanying Proxy
    Statement and Proxy Card.                  Statement and Proxy Card.

 2. Call the toll-free number               2. Go to the Website
    1-877-PRX-VOTE (1-877-779-8683).           http://www.eproxyvote.com/g
    For shareholders residing outside
    the United States, call collect on      3. Enter your 14-digit Voter Control
    a touch-tone phone 1-201-536-8073.         Number located on your Proxy Card
                                               above your name.
 3. Enter your 14-digit Voter Control
    Number located on your Proxy Card       4. Follow the instructions provided.
    above your name.

 4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!                    YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime                Go to http://www.eproxyvote.com/g
                                           anytime!

   Do not return your Proxy Card if your are voting by telephone or internet

--------------------------------------------------------------------------------
  ANNUAL MEETING ATTENDANCE: IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 19. THE BACK OF THIS ATTACHMENT WILL SERVE AS YOUR ADMITTANCE TICKET. PLEASE BRING THIS TICKET AND A FORM OF PERSONAL IDENTIFICATION WITH YOU TO THE MEETING, WHERE YOUR NAME WILL BE ON OUR STOCKHOLDER LIST. FOR YOUR CONVENIENCE, DIRECTIONS AND OTHER MEETING INFORMATION ARE PRINTED ON THE TICKET.
--------------------------------------------------------------------------------
             (0450 - THE GILLETTE COMPANY] [FILE NAME: GIL93A, ELN]
                  [VERSION - 5] [03/01/00] [orig. 02/14/00]

GIL93A                           DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE STOCKHOLDER, BUT IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR PROPOSALS 1 THROUGH 5 AND AGAINST PROPOSAL 6.

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 5.
--------------------------------------------------------------------------------
1. Election of directors for
   3-year terms
(01) E.F. DeGraan  (02) W.H. Gantz
(03) J.M. Kilts    (04) J.P. Lemann                        FOR  AGAINST  ABSTAIN
  FOR                   WITHHELD      2. Amendment of the
  ALL    [ ]       [ ]  FROM ALL         1971 Stock Option
NOMINEES                NOMINEES         Plan.             [ ]    [ ]       [ ]
                                      3. Amendment of the
                                         Stock Equivalent
                                         Unit Plan.        [ ]    [ ]       [ ]
                                      4. Amendment of The
                                         Gillette Company
                                         Employees' Savings
                                         Plan.             [ ]    [ ]       [ ]
                                      5. Approval of the
                                         Incentive Bonus
                                         Plan              [ ]    [ ]       [ ]
                                         ----------------------
                                         The Board of Directors
                                         Recommends a Vote
                                         Against Proposal 6
                                         ----------------------
                                      6. Stockholder
                                         Proposal-
                                         Hire a Proxy
                                         Advisory Firm     [ ]    [ ]       [ ]

For, except withhold from the
following nominee(s):

[ ]__________________________________



--------------------------------------------------------------------------------

                                       MARK HERE TO DISCONTINUE MULTIPLE
                                       REPORTS (see reverse)                [ ]

                                       MARK HERE FOR ADDRESS CHANGE AND
                                       NOTE BELOW                           [ ]

Signature:______________ Date:________ Signature:___________________ Date:______

[LOGO] THE                      ADMISSION TICKET
       GILLETTE          ANNUAL MEETING OF STOCKHOLDERS
       COMPANY             APRIL 19, 2001, 10:00 A.M.
                       John F. Kennedy Library and Museum
                           Columbia Point, Boston, MA

DIRECTIONS
--------------------------------------------------------------------------------
  FROM THE SOUTH: Take Route 3/I-93 North (Southeast Expressway). Take Exit 14 onto Morrissey Boulevard. Turn right at the first traffic light onto University of Massachusetts and JFK perimeter road.

  FROM THE NORTH: Take I-93 South or Route I-95 South to Boston and onto Route 3/I-93 South (Southeast Expressway). Take Exit 15. At the Traffic light turn left onto Columbia Road. Travel to the rotary and turn right onto Morrissey Boulevard. Bear right onto access road. Travel on access road to the traffic light. Turn left onto University of Massachusetts and JFK Library perimeter road.

  FROM THE WEST: Take I-90 East (Massachusetts Turnpike) to Route 3/I-93 South (Southeast Expressway). Take Exit 15. At the traffic light turn left onto Columbia Road. Travel to the rotary and turn right onto Morrissey Boulevard. Bear right onto access road. Travel on access road to the traffic light. Turn left onto University of Massachusetts and JFK Library perimeter road.

  PUBLIC TRANSPORTATION: Take the MBTA Red Line to the JFK/UMass Station. A free shuttle bus runs between the Library and the MBTA station every 20 minutes between 8:00 a.m. and 5:00 p.m. The approximate duration of the shuttle bus ride is 10 minutes one way.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  IMPORTANT MEETING INFORMATION

  o Doors will be open to stockholders beginning at 9:00 a.m.

  o Free parking is available. Parking attendants will be on hand to direct stockholders to available parking spaces.

  o Seating in the main auditorium is limited and will be provided on a first-come, first-served basis.

  o Cameras, recording equipment and other articles which might disrupt the meeting will not be allowed into the auditorium. Materials being carried into the auditorium will be subject to inspection.

  o The Library exhibits will be open to all stockholders after the meeting at no charge.
--------------------------------------------------------------------------------

             [0450 - THE GILLETTE COMPANY] [FILE NAME: GIL93B.ELX]
                   [VERSION - 4] [03/01/00] [orig. 02/14/00]

GIL93B                            DETACH HERE

   [LOGO] THE                             PROXY       PRUDENTIAL TOWER BUILDING
          GILLETTE                                    BOSTON, MASSCHUSETTS 02199
          COMPANY

P       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


       The undersigned (a) revokes all prior proxies and appoints and authorizes R William J. Mostyn and Richard K. Willard and each of them with power of substitution, as the Proxy Committee, to vote the stock of the undersigned at the 2001 Annual Meeting of the stockholders of The Gillette Company on April 19, 2001, and any adjournment thereof, as specified on the reverse side of
O this card on proposals 1 through 6 and, in their discretion, on all other matters incident to the conduct of the meeting and, if applicable,
  (b) directs, as indicated on the reverse, the voting of the shares allocated to the benefit plan account(s) of the undersigned at the 2001 Annual Meeting
X and at any adjournment thereof. Plan shares for which no directions are received and unallocated plan shares will be voted on each issue in proportion to those shares allocated to participant accounts of the same plan for which voting instructions on that issue have been received. Each trustee is
Y authorized to vote in its judgment or to empower the Proxy Committee to vote in accordance with the Proxy Committee's judgment on other matters incident to the conduct of the meeting and any adjournment thereof.

    If you receive more than one annual report at the address shown on this proxy card and have no need for the extra copy, please mark the box on the reverse side. This will not affect the distribution of dividends or proxy statements.

-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
     SIDE     (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)      SIDE
-------------                                                      -------------

                                                                      Appendix A

                              THE GILLETTE COMPANY
                             1971 STOCK OPTION PLAN
                  (WITH AMENDMENTS ADOPTED THROUGH MARCH 2001)


       1. PURPOSE. The purpose of the 1971 Stock Option Plan (hereinafter referred to as the "Plan") is to provide a special incentive to selected key salaried employees of The Gillette Company (hereinafter referred to as the "Company") and of its subsidiaries and to the non-employee members of the Board of Directors of the Company to promote the Company's business. The Plan is designed to accomplish this purpose by offering such employees and non-employee directors a favorable opportunity to purchase shares of the common stock of the Company so that they will share in the success of the Company's business. For purposes of the Plan a subsidiary is any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent or more of the total combined voting power of all classes of stock or over which the Company has effective operating control.

       2. ADMINISTRATION. The Plan shall be administered by the Personnel Committee heretofore established by the Board of Directors of the Company, no member of which shall be an employee of the Company or of any subsidiary. The Committee shall have authority, not inconsistently with the Plan, (a) to determine which of the key salaried employees of the Company and its subsidiaries shall be granted options; (b) to determine whether the options granted to any employees shall be incentive stock options within the meaning of the Internal Revenue Code or non-qualified stock options or both; provided, however, that with respect to options granted after December 31, 1986, in no event shall the fair market value of the stock (determined at the time of grant of the options) subject to incentive stock options within the meaning of the Internal Revenue Code which first became exercisable by any employee in any calendar year exceed $100,000 (and, to the extent such fair market value exceeds $100,000, the later granted options shall be treated as non-qualified stock options); (c) to determine the time or times when options shall be granted to employees and the number of shares of common stock to be subject to each such option provided, however, subject to adjustment as provided in Section 9 of the Plan, in no event shall any employee be granted options covering more than 1,250,000 shares of common stock in any calendar year; (d) with respect to options granted to employees, to determine the option price of the shares subject to each option and the method of payment of such price; (e) with respect to options granted to employees, to determine the time or times when each option becomes exercisable and the duration of the exercise period; (f) to prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time; (g) to make all determinations as to the terms of any sales of common stock of the Company to employees under Section 8 of the Plan;
(h) to adopt, amend and rescind rules and regulations for the administration of the Plan and the options and for its own acts and proceedings; and (i) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all parties concerned.

       3. PARTICIPANTS. The participants in the Plan shall be such key salaried employees of the Company or of any of its subsidiaries, whether or not also officers or directors, as may be selected from time to time by the Committee in its discretion, subject to the provisions of Section 8 of the Plan. In addition, each non-employee director shall be a participant in the Plan. In any grant of options after the initial grant, or any sale made under Section 8 of the Plan after the initial sale, employees who were previously granted options or sold shares under the Plan may be included or excluded.

       4. LIMITATIONS. No option shall be granted under the Plan and no sale shall be made under Section 8 of the Plan after April 21, 2005, but options theretofore granted may extend beyond that date. Subject to adjustment as provided in Section 9 of the Plan, the number of shares of common stock of the Company, which may be delivered under the Plan, shall not exceed 198,800,000 in the aggregate. To the extent that any option granted under the Plan shall expire or terminate unexercised or for any reason become unexercisable as to any shares subject thereto, such shares shall thereafter be available for further grants under the Plan, within the limit specified above.

       5. STOCK TO BE DELIVERED. Stock to be delivered under the Plan may constitute an original issue of authorized stock or may consist of previously issued stock acquired by the Company, as shall be determined by the Board of Directors. The Board of Directors and the proper officers of the Company shall take any appropriate action required for such delivery.

       6. TERMS AND CONDITIONS OF OPTIONS GRANTED TO EMPLOYEES. All options granted to either non-employee directors or employees shall be subject to Paragraphs (3) and (4) of Section 6(c) below. All options granted to employees under the Plan shall be subject to all the following additional terms and conditions (except as provided in Sections 7 and 8 of the Plan) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purposes of the Plan:

         (a) Option Price. The option price under each option shall be determined by the Committee and shall be not less than l00 percent of the fair market value per share at the time the option is granted. If the Committee so directs, an option may provide that if an employee Participant who was an employee participant at the time of the grant of the option and who is not an officer or director of the Company at the time of any exercise of the option, he shall not be required to make payment in cash or equivalent at that time for the shares acquired on such exercise, but may at his election pay the purchase price for such shares by making a payment in cash or equivalent of not less than five percent of such price and entering into an agreement, in a form prescribed by the Committee, providing for payment of the balance of such price, with interest at a specified rate, but not less than four percent, over a period not to exceed five years and containing such other provisions as the Committee in its discretion determines. In addition, if the Committee so directs, an option may provide for a guarantee by the Company of repayment of amounts borrowed by the Participant in order to exercise the option, provided he is not an officer or director of the Company at the time of such borrowing, or may provide that the Company may make a loan, guarantee, or otherwise provide assistance as the Committee deems appropriate to enable the Participant to exercise the option, provided that no such loan, guarantee, or other assistance shall be made without approval of the Board of Directors as required by law.

         (b) Period of Options. The period of an option shall not exceed ten years from the date of grant.

         (c) Exercise of Option.

              (1) Each option held by a participant other than a non-employee director should be made exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the option is granted. In the case of an option held by a participant other than a non-employee director which is not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the option may be exercised.

              (2) Options intended to be incentive stock options, as defined in the Internal Revenue Code, shall contain and be subject to such provisions relating to the exercise and other matters as are required of incentive stock options under the applicable provisions of the Internal Revenue Code and Treasury Regulations, as from time to time in effect, and the Secretary of the Committee shall inform optionees of such provisions.

              (3) Payment for Delivery of Shares. Upon exercise of any option, payment in full in the form of cash or a certified bank, or cashier's check or, with the approval of the Secretary of the Committee, in whole or part Common Stock of the Company at fair market value, which for this purpose shall be the closing price on the business day preceding the date of exercise, shall be made at the time of such exercise for all shares then being purchased thereunder, except in the case of an exercise to which the provisions of the second sentence of Section 6(a) above are applicable.

              The purchase price payable by any person, other than a non-employee director, who is not a citizen or resident of the United States of America and who is an employee of a foreign subsidiary at the time payment is due shall, if the Committee so directs, be paid to such subsidiary in the currency of the country in which such subsidiary is located, computed at such exchange rate as the Committee may direct. The amount of each such payment may, in the discretion of the Committee, be accounted for on the books of such subsidiary as a contribution to its capital by the Company. The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, in the event the outstanding common stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the Participant such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 and may require that the Participant agree that any sale of the shares will be made only on the New York Stock Exchange or in such other manner as is permitted by the Committee and that he will notify the Company when he makes any disposition of the shares whether by sale, gift, or otherwise. The Company shall use its best efforts to effect any such compliance and listing, and the Participant shall take any action reasonably requested by the Company in such connection. A Participant shall have the rights of a shareholder only as to shares actually acquired by him under the Plan.

              (4) Notwithstanding any other provision of this Plan, if within one year of a Change of Control, as hereinafter defined, the employment of an employee Participant is terminated for any reason other than willful misconduct or the service as a director of a non-employee director is terminated, all his outstanding options which are not yet exercisable shall become immediately exercisable and all the rights and benefits relating to such options including, but not limited to, periods during which such options may be exercised shall become fixed and not subject to change or revocation by the Company. For purposes of the foregoing, with respect to any option granted on or after February 15, 2001, a Change of Control shall mean the occurrence of any of the following events:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either
              (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this subparagraph (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and
              (C) of subparagraph (c) below;

                  (b) Individuals who, as of December 16, 1999, constitute the
              Board of Directors (the "Board") of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                  (c) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                  (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

         (d) Nontransferability of Options.

              (1) Except as provided in Paragraphs (2) and (3) below, no option may be transferred by a Participant otherwise than by will or the laws of descent and distribution, and during the Participant's lifetime the option may be exercised only by him.

              (2) In the case of options other than (i) those options designated as incentive stock options or (ii) those options excluded from the application of this Paragraph pursuant to a Schedule to this Plan, the Committee in its sole and exclusive discretion may provide in the option agreement covering an option granted hereunder (either at the time of grant or, with the consent of the Participant, at any time thereafter) that the Participant may transfer by gift all or any part of such option to (x) his spouse, child, grandchild or other "family member" (as such term is defined for purposes of applicable securities and tax laws), to a trust having only family members as beneficiaries or to a partnership or company having only family members as partners or owners, or (y) a charitable organization described in Section 501(c)(3) of the Internal Revenue Code. Any options so transferred shall remain subject to the otherwise applicable terms of the option agreement and this Plan, and also shall be subject to such terms and conditions as the Committee may prescribe. Subsequent transfers of options shall be permitted under this Paragraph only to the extent, and subject to the rules, prescribed by the Committee.

              (3) A Participant may transfer all or any part of an option granted hereunder to a former spouse pursuant to the terms of a qualified domestic relations order. Any options so transferred shall remain subject to the otherwise applicable terms of the option agreement and this Plan. No subsequent transfers of options shall be permitted under this Paragraph.

         (e) Nontransferability of Shares. If the Committee so determines, an option granted to an employee may provide that, without prior consent of the Committee, shares acquired by exercise of the option shall not be transferred, sold, pledged or otherwise disposed of within a period not to exceed one year from the date the shares are transferred to the Participant upon his exercise of the option or prior to the satisfaction of all indebtedness with respect thereto, if later.

         (f) Termination of Employment. Except as otherwise may be provided by the Committee, in its sole and exclusive discretion, in the option agreement covering an option granted hereunder to an employee Participant, the provisions of this Subsection (f) shall govern in the event of the termination of a Participant's employment with the Company and its subsidiaries. If the employment of an employee Participant terminates for any reason other than his death, he may (unless discharged for cause which in the opinion of the Committee casts such discredit on him as to justify immediate cancellation of his option) thereafter exercise his option as provided below:

              (i) If such termination of employment is voluntary on the part of the employee Participant, he may exercise his option only within 30 days after the date of termination of his employment (unless a longer period not in excess of three months is allowed by the Committee).

              (ii) If such termination of employment is involuntary on the part of the employee Participant, he may exercise his option only within three months after the date of termination of his employment.

              (iii) If such termination of employment is on account of the employee Participant's total and permanent disability, he may exercise his option only within one year after the date of termination of his employment.

              (iv) If such termination of employment is on account of the employee Participant's retirement (as defined below), he may exercise
         (I) any option granted prior to January 1, 1994, other than an option designated as an incentive stock option hereunder, within a period not to exceed two years after his retirement date, (II) any option granted after December 31, 1993 and prior to April 17, 1997, other than an option designated an incentive stock option hereunder, within a period not to exceed three years after his retirement date, (III) any option granted prior to April 17, 1997 and designated an incentive stock option hereunder within a period not to exceed three months after his retirement date, and (IV) any option granted after April 16, 1997 within a period not to exceed five years after his retirement date, provided that such option shall cease to qualify as an incentive stock option under the Internal Revenue Code if not exercised within three months after his retirement date. For the purposes of this Plan, an employee Participant's termination of employment is on account of "retirement" if either (a) at the time the Participant leaves the employ of the Company and its subsidiaries, the Participant qualifies for an early or normal retirement pension under the terms of a retirement plan maintained by or to which the Company or any subsidiary contributes for the benefit of the Participant, (b) the Participant leaves the employ of a subsidiary that does not maintain or contribute to a retirement plan for the benefit of the Participant, and at such time the Participant would have qualified for an early or normal retirement pension under the terms of The Gillette Company Retirement Plan had the individual been a participant of that plan, or (c) solely in the case of a Company-initiated termination of employment (other than for cause), at the time the Participant leaves the employ of the Company and its subsidiaries, the sum of the Participant's attained age and years of service (each measured in full and partial years) totals at least 80. An employee Participant's "retirement date", as used in this paragraph, means the first day the Participant is no longer on the active payroll of the Company or any subsidiary following the Participant's retirement.

         The Committee may, in its sole discretion, terminate any such option at or any time after the date of termination of the Participant's employment (and prior to the expiration of the exercise periods specified above), if it deems such action to be in the best interests of the Company. In no event, however, may any Participant exercise any option (i) which was not exercisable on the date he ceased to be an employee, except in the case of options granted at least one year prior to a Participant's cessation of employment on account of retirement or total and permanent disability, or
     (ii) after the expiration of the option period. For the purposes of this Subsection (f), a Participant's employment shall not be considered terminated in the case of a sick leave or other bona fide leave of absence approved by the Company or a subsidiary in conformance with the applicable provisions of the Internal Revenue Code or Treasury Regulations, or in the case of a transfer to the employment of a subsidiary or to the employment of the Company.

         (g) Death. If a Participant dies while holding an option which had been granted at least one year prior to the date of death, then at any time or times within one year after his death (or with respect to employee Participants such further period as the Committee may allow) such option may be exercised, as to all or any of the shares covered by such option, by his executor or administrator of the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and except as so exercised the option shall expire after the expiration of such period. In no event, however, may any option be exercised after the expiration of the option period.

         (h) Deferral Election. In accordance with such rules and procedures as the Committee may prescribe from time to time, if provided by the Committee, in its sole and exclusive discretion, in the option agreement covering an option granted hereunder, a Participant may elect to defer the delivery of the shares acquired upon the exercise of the option; provided that such election may not be made with respect to any incentive stock option or any option transferred pursuant to the provisions of Section 6(d) above. The Participant's deferral election must be made at least six months prior to the date such option is exercised or at such other time as the Committee may specify. Payment of the option exercise price must be made in the form of shares of Common Stock which the Participant has held for at least six months. Deferral elections will be allowed only for option exercises that occur while the Participant is an active employee of the Company and its subsidiaries or is actively serving as a non-employee director, as the case may be. Any election to defer the delivery of the stock shall be irrevocable as long as the Participant remains an employee of the Company and its subsidiaries or a non-employee director, as the case may be.

         Upon the exercise of an option as to which a deferral election has been made in accordance with this Subsection (h), the Company shall credit to a bookkeeping account a number of deferred stock units equal to the number of shares that otherwise would have been delivered to the Participant. During the period of deferral, the deferred stock units shall accrue dividends at the rate paid upon the Company's Common Stock, which dividend equivalents shall be credited in the form of additional deferred stock units. Deferred stock units shall be distributed in shares of Company Stock (with cash payment in lieu of any fractional share) upon the Participant's termination of employment with the Company and its subsidiaries or following the date the Participant's membership on the Board of Directors ceases, as the case may be, or if the Participant's termination is on account of retirement, at such other date or dates as may be approved by the Committee over a period extending no later than 10 years following such termination date.

         The Committee may, in its sole discretion, allow for the early distribution of an employee Participant's deferred stock units in the event of an immediate and heavy financial hardship or in the event of the death or disability of the Participant. Distribution on account of financial hardship shall be limited to the amount necessary to satisfy the hardship. In addition, the Committee in its discretion may direct the distribution of an employee Participant's deferred stock units if it believes such action is in the best interest of the Company. Deferred stock units shall not be assigned or alienated by any Participant, and shall not be subject to attachment, garnishment, encumbrance, pledge or charge of any nature.

       7. REPLACEMENT OPTIONS. The Company may grant options under the Plan on terms differing from those provided for in Section 6 of the Plan where such options are granted in substitution for options held by employees of other corporations who concurrently become employees of the Company or a subsidiary as the result of a merger or consolidation of the employing corporation with the Company or subsidiary, or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

       Notwithstanding anything contained in this Plan, the Committee shall have authority, with respect to any options granted or to be granted to employees or outstanding installment Purchase Agreements of participants other than non-employee directors under this Plan, to extend the time for payment of any and all installments, to modify the amount of any installment, to amend outstanding option certificates to provide for installment payments or to take any other action which it may, in its discretion, deem necessary, provided that:
(1) interest on the unpaid balance under any outstanding Purchase Agreement at the rate of at least four percent (4%) per annum shall continue to be due and payable quarterly during the period of any deferral of payment; (2) all such installment Purchase Agreements and unexercised options, shall at all times be in accordance with the applicable provisions of Regulation G of the Board of Governors of the Federal Reserve System, as from time to time amended, and with all other applicable legal requirements; (3) no such action by the Committee shall jeopardize the status of stock options as incentive stock options under the Internal Revenue Code.

       8. FOREIGN EMPLOYEES. The Company may grant options under the Plan on terms differing from those provided for in Section 6 of the Plan where such options are granted to employee Participants who are not citizens or residents of the United States of America if the Committee determines that such different terms are appropriate in view of the circumstances of such Participants, provided, however, that such options shall not be inconsistent with the provisions of Section 6(a) or Section 6(b) of the Plan.

       In addition, if the Committee determines that options are inappropriate for any key salaried employees who are not citizens or residents of the United States of America, whether because of the tax laws of the foreign countries in which such employees are residents or for other reasons, the Board of Directors may authorize special arrangements for the sale of shares of common stock of the Company to such employees, whether by the Company, or a subsidiary, or other person. Such arrangements may, if approved by the Board of Directors, include the establishment of a trust by the foreign subsidiary, which is the employer of the key salaried employees, designated by such subsidiary, to whom the shares are to be sold. Such arrangements shall provide for a purchase price of not less than the fair market value of the stock at the date of sale and a maximum annual grant per participant of options to purchase 1,250,000 shares of common stock and may provide that the purchase price be paid over a period of not more than ten years, with or without interest, and that such employees have the right, with or without payment of a specified premium, to require the seller of the shares to repurchase such shares at the same price, subject to specified conditions. Such arrangements may also include provisions deemed appropriate as to acceleration or prepayment of the balance of the purchase price, restrictions on the transfer of the shares by the employee, representations or agreements by the employee about his investment purposes and other miscellaneous matters.

       9. CHANGES IN STOCK. In the event of a stock dividend, split-up or combinations of shares, recapitalization or merger in which the Company is the surviving corporation, or other similar capital change, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be issued or sold under the Plan, the maximum annual grant for each participant, the automatic annual grant for each non-employee director, the option price and other relevant provisions shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of complete liquidation of the Company, all outstanding options shall thereupon terminate, provided that (i) at least twenty days prior to the effective date of any such consolidation or merger, the Board of Directors shall with respect to employee participants either (a) make all outstanding options immediately exercisable, or (b) arrange to have the surviving corporation grant replacement options to the employee Participants and
(ii) in the case of option grants to non-employee directors, all outstanding options not otherwise exercisable shall become exercisable on the twentieth day prior to the effective date of the merger.

       10. EMPLOYMENT RIGHTS. The adoption of the Plan does not confer upon any employee of the Company or a subsidiary any right to continued employment with the Company or a subsidiary, as the case may be, nor does it interfere in any way with the right of the Company or a subsidiary to terminate the employment of any of its employees at any time.

       11. AMENDMENT OF PLAN OR OPTIONS. The Board of Directors of the Company or the Personnel Committee of the Board of Directors if and to the extent authorized, may at any time or times amend the Plan or amend any outstanding option or options or arrangements established under Section 8 of the Plan for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent required or permitted under Section 9 of the Plan and, with respect to clauses (b) and (f) below, except to the extent required or permitted under Section 7 of the Plan) no such amendment shall, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available under the Plan or the maximum annual grant per participant other than as permitted under Section 9 of the Plan, (b) reduce the minimum option price of options thereafter to be granted below the price provided for in Section 6(a) of the Plan, except that the Plan may be amended to provide that the minimum option price of non-qualified stock options thereafter to be granted to employees may be not less than 95% of the fair market value at the date of grant if the Board determines that such amendment is necessary for tax reasons to carry out the objectives of the Plan, (c) reduce the price at which shares of common stock of the Company may be sold under Section 8 of the Plan below the price provided for in said Section 8, (d) reduce the option price of outstanding options, (e) extend the time within which options may be granted,
(f) extend the period of an outstanding option beyond ten years from the date of grant, and further provided no such amendment shall adversely affect the rights of any Participant (without his consent) under any option theretofore granted or other contractual arrangements theretofore entered into or after a Change of Control deprive any Participant of any right or benefit which became operative in the event of a Change of Control.

       12. TERMS AND CONDITIONS OF OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS. Effective at the close of business on the second business day after the 1992 Annual Meeting of Shareholders of the Company and on the second business day after each Annual Meeting thereafter, each non-employee director shall be automatically granted a non-incentive stock option to purchase 4,000 shares of the common stock of the Company under the generally applicable provisions of the Plan and upon the following specific terms and conditions:

         (a) Option Price. The option price under each option shall be the fair market value on the date of grant, which for this purpose is defined as the average between the high and the low price of the common stock on the NYSE Composite Transaction listing.

         (b) Option Period. The period of an option shall be ten years from the date of grant.

         (c) Option Exercisability. Each option granted prior to 2001 shall become exercisable in full on the earlier of the first Annual Meeting following the date of grant or the first anniversary of the date of grant, except as otherwise provided under Paragraph (4) of Section 6(c) of the Plan. Each option granted after 2000 shall become exercisable ratably over a three year period (1,333 after one year, an additional 1,333 after two years and the remaining 1,334 after three years) on the earlier of the Annual Meeting or the anniversary of the date of grant in each such year, except as otherwise provided under Paragraph (4) of Section 6(c) of the Plan.

         (d) Exercise Period. Any option, otherwise exercisable, may be exercised during the period a non-employee director remains a member of the Board of Directors and for a period of three months following the date a non-employee director ceases to be a director; provided that, in the case where the non-employee director either has attained age 65 or has served as a non-employee director for at least five years when membership on the Board of Directors ends, that non-employee director's options shall be exercisable for a period of two years with respect to options granted before 1994, three years for options granted after 1993 and before 2001 and five years for options granted after 2000, each such period commencing on the date membership on the Board of Directors ceases.

         If a non-employee director dies while a member of the Board of Directors, or following the date membership on the Board of Directors ceases while an option remains exercisable in accordance with the preceding paragraph, then at any time or times within one year after that non-employee director's death that non-employee director's option may be exercised in accordance with the provisions of Section 6(g) of the Plan. In no event shall any option be exercised after the expiration of the option period.


March 15, 2001

                                                                      Appendix B

                              THE GILLETTE COMPANY
                           STOCK EQUIVALENT UNIT PLAN
                       (AS AMENDED THROUGH FEBRUARY 2001)


1. PURPOSE. The purpose of the Stock Equivalent Unit Plan is to provide an incentive and reward to key salaried employees of The Gillette Company and its subsidiaries who can make substantial contributions to the success of the business. To that end, the Plan provides an opportunity for such key salaried employees to participate in that success through awards of stock equivalent units, subject to the conditions set forth in the Plan.

2. DEFINITIONS. Unless the context otherwise requires, the following words have the following meanings for purposes of the Plan.

2.1 Basic stock unit - A stock equivalent unit awarded to a participant pursuant to Section 4.2.

2.2 Committee - The Personnel Committee established by the Board of Directors of the Company.

2.3  Company - The Gillette Company, a Delaware corporation.

2.4 Disability - Mental or physical disability, either occupational or non-occupational in cause, which, in the opinion of the Committee, on the basis of medical evidence satisfactory to it, prevents the employee from engaging in any occupation or employment for wage or profit and is likely to be permanent.

2.5 Dividend equivalent unit - A stock equivalent unit which is credited to a participant's account as the result of conversion of amounts credited to the account in respect of dividends, as provided in Section 5.2.

2.6 Employee - Any person, whether or not an officer or director of the Company or any subsidiary, who is regularly employed by the Company or a subsidiary on a salaried full-time basis, or who, under conditions approved by the Committee, is regularly employed by the Company or subsidiary on a salaried part-time basis.

2.7.1 Maturity date (with respect to awards made on or before 12/31/83) - When used with respect to an award, March l5 of the tenth calendar year following the calendar year in which the award was made.

2.7.2 Maturity date (with respect to awards made after 12/31/83) - When used with respect to an award, March 15 of the seventh calendar year following the calendar year in which the award was made.

2.8 Normal retirement date - In the case of any participant, the date established by his employer as his normal retirement date (or, if no such plan is maintained by his employer, the normal retirement date prescribed under The Gillette Company Retirement Plan).

2.9 Plan - The Stock Equivalent Unit Plan set forth herein, as from time to time amended.

2.10 Share - A share of the Company's common stock as the same is constituted from time to time.

2.11 Stock equivalent unit - A measure of value equal in amount to the value of one share at the time of reference.

2.12 Subsidiary - Any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent or more of the total combined voting power of all classes of stock or over which the company has effective operating control.

2.13 Total credits - When used with respect to an individual account, the sum of
(a) the excess, if any, of (i) the value of that number of shares which is equal to the number of basic stock units credited to the account in respect of awards in designated years, after adjustment for any prior payments, over (ii) the value on the date of the respective awards of that number of shares which corresponds, after adjustment for stock splits, stock dividends and similar capital changes, to the number of basic stock units referred to in (i), except that for awards made after 12/31/78, the amount of the excess cannot exceed an amount equal to the value on the date of the respective awards of that number of shares which corresponds, after adjustment for stock splits, stock dividends and similar capital changes, to the number of basic stock units referred to in (i), plus (b) the value of that number of shares which is equal to the number of dividend equivalent units then credited to the account in respect of such awards plus (c) any amounts then credited to the account based on dividend payments attributable to such awards which have not been converted into dividend equivalent units.

2.14 Value - When used with respect to a share:

       (a) On the date of an award of basic stock units, the average of the reported high and low sales prices of the shares as quoted on a composite basis;

       (b) For purposes of converting dividend credits into dividend equivalent units, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the months of December, January, and February immediately preceding the March l5 on which such conversion occurs;

       (c) For purposes of determining the amount payable in respect of an interest which becomes vested or for purposes of determining the amount payable, in cases not covered by (d) or (e) below, in respect of an interest which previously became vested, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the twelve calendar months immediately preceding the March l5 on which such vesting occurs or the month in which such payment becomes payable;

       (d) For purposes of determining the amount payable to a terminating participant or to the estate of a deceased participant, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the twelve calendar months immediately preceding the month in which the participant's employment terminates or the participant dies or the twelve consecutive calendar months including and ending with that month if such termination or death occurs on or after the last business day of that month;

       (e) For purposes of determining the amount payable with respect to an award on or after the maturity date thereof, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the twelve calendar months immediately preceding such maturity date.

2.15  Change of Control - The occurrence of any of the following events:

       (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of Subsection (c) below;

       (b) Individuals who, as of December 16, 1999, constitute the Board of Directors (the "Board") of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

       (c) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

       (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

2.16 Change of Control Severance Program - With respect to any participant, the Company's Change of Control Severance Program for Key Executives, Change of Control Severance Program for Exempt Employees or Change of Control Severance Program for Non-Exempt Employees under which such participant is eligible to participate in the event of a Change of Control, or the individual Employment Agreement between the participant and the Company the severance provisions of which become operative in the event of a Change of Control.

3.  ADMINISTRATION.

3.1 The Plan shall be administered by the Personnel Committee heretofore established by the Board of Directors of the Company no member of which shall be an employee of the Company or of any subsidiary. The Committee shall have authority, not inconsistently with the Plan, (a) to determine which of the eligible employees of the Company and its subsidiaries shall be awarded basic stock units; (b) to determine the times when basic stock units shall be awarded and the number of basic stock units to be awarded to each participant; (c) to determine the time or times when amounts may become payable with respect to stock equivalent units within the limits provided in the Plan; (d) to prescribe the form of the instruments evidencing any basic stock units awarded under the Plan (which forms need not be identical); (e) to adopt, amend and rescind rules and regulations for the administration of the Plan and the stock equivalent units and for its own acts and proceedings; and (f) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all parties concerned.

3.2 The maximum number of basic stock units which may be awarded under the Plan is 39,400,000 subject to adjustment as determined by the Committee in event of a dividend payable in shares, a stock split or a combination of shares. No basic stock units may be awarded under the Plan after April 21, 2005.

4.  PARTICIPATION.

4.1 The participants in the Plan shall be such key salaried employees as may be selected from time to time by the Committee. Directors who are not employees shall not be eligible. The employees to whom basic stock units are awarded at any time may include employees to whom basic stock units were previously granted under the Plan.

4.2 Awards of basic stock units shall be made from time to time by the Committee in its discretion. In addition, with respect to any award, the Committee shall have discretion to provide that all or any portion of that award shall be contingent on achievement by the participant or by any unit or units of the Company of any performance goal or goals over any period or periods of time ending before March 15 of the third year following the date of the award. Notwithstanding the above, the Committee may not award more than 200,000 basic stock units to any participant in any calendar year subject to adjustment as provided under Section 8.3.

5.  INDIVIDUAL ACCOUNTS.

5.1 The Committee shall maintain a separate account for each award made under the Plan. Each such account shall show the information necessary to compute the participant's total credits in respect of each award, including the number of basic stock units awarded to the participant, the value of an equal number of shares on the date of the award, the amount credited to the account in respect of dividends, as provided below, the number of dividend equivalent units credited to the account and details as to any payments under the Plan which are deducted from the account.

5.2 Whenever the Company pays a dividend (other than a stock dividend) upon its outstanding common stock, there shall be credited to the separate account for each award a dollar amount equal to the value of such dividend per share multiplied by the number of stock equivalent units credited to the account on the record date for such dividend. However, no such credits shall be made with respect to any award after the maturity date thereof or after the date on which the participant ceases to be an employee. As of March 15 in each year the aggregate of the amounts so credited to the account since the prior March 15 shall be converted into a number of dividend equivalent units by dividing such aggregate by the value of a share.

5.3 In the event of a dividend payable in shares, or in the event of a stock split or combination of shares, the Committee shall make a corresponding change in the number of basic stock units and dividend equivalent units then credited to the account.

5.4 On the maturity date of an award, the total amount payable with respect to such award shall become a fixed amount which will not change thereafter except that the Committee may provide for the payment of interest beginning at maturity on amounts whose payment is deferred to a date thereafter. Such fixed amount shall be the total credits in respect of such award on such maturity date.

5.5 Whenever a payment is made under the Plan to a participant with respect to any award, there shall be a corresponding reduction in the number of stock equivalent units and other amounts credited to the participant's account in respect of such award, or in the case of a payment after maturity date or after the date on which the participant ceases to be an employee, in the amount then credited to the account. A similar reduction shall be made if a participant forfeits any portion of his interest in any awards.

6.  PAYMENT.

6.1 Payments to a participant under the Plan may be made from time to time when segments of his total credits in respect of an award become vested, or payment may be deferred, all in accordance with rules established from time to time by the Committee.

6.2.1 With respect to awards made on or before 12/31/83 fifteen percent of the total credits in respect of an award shall become vested on March 15 of the fourth calendar year following the calendar year of the award, an additional fifteen percent thereof (or, in cases of vesting after one or more prior payments under Section 6.3, the applicable vesting percentage thereof as provided below) shall become vested on March 15 of the fifth, sixth, seventh, eighth, and ninth calendar years following the calendar year of the award, and any unvested balance thereof shall become vested on the maturity date of such award.

6.2.2 With respect to awards made after 12/31/83 twenty percent of the total credits in respect of an award shall become vested on March 15 of the third calendar year following the calendar year of the award, an additional twenty percent thereof (or, in cases of vesting after one or more prior payments under Section 6.3, the applicable vesting percentage thereof as provided below) shall become vested on March 15 of the fourth, fifth, and sixth calendar years following the calendar year of the award, and any unvested balance thereof shall become vested on the maturity date of such award.

6.2.3 Such vesting as described above shall occur only if the participant is an employee on the date of vesting and has been an employee continuously since the date of the award. The total credits in respect of all awards not at that time subject to any contingency pursuant to Section 4.2 shall become fully vested if the participant, while an employee, dies, incurs a disability, retires prior to his normal retirement date with the consent of the Company and under conditions approved by the Committee, or retires on or after his normal retirement date, and the total amount payable with respect thereto shall become a fixed amount which will not change thereafter, except that the Committee may provide for the payment of interest on amounts whose payment is deferred to a date thereafter. If the employment of a participant terminates as a result of the merger, sale or other absorption or termination of operations of a subsidiary or a division, all credits in respect of any such participant's award not at that time subject to any contingency pursuant to Section 4.2 may become vested if the Committee, in its sole discretion, determines such action to be in the best interests of the Company, and the total amount payable with respect thereto shall become a fixed amount which will not change thereafter, except that the Committee may provide for the payment of interest on amounts whose payment is deferred to a date thereafter. In connection with the determination of any participant's vested rights under this Paragraph 6.2.3, the Committee may retroactively remove any contingency in effect pursuant to Section 4.2. Notwithstanding the above, if a participant retires prior to his normal retirement date but after the occurrence of a Change of Control, the consent of the Company shall not be required and all credits and all contingencies with respect to the awards of such participant shall become fully vested.

6.2.3.1 In the event of a Change of Control, all contingencies then in effect pursuant to Section 4.2 shall be automatically removed and the total credits in respect of all awards of a participant shall become fully vested upon the participant's termination of employment within two years of the Change of Control under circumstances entitling the participant to separation benefits under the Change of Control Severance Program (or, in the case of a participant whose designated home country is other than the United States, under circumstances that would have entitled the participant to separation benefits under the Change of Control Severance Program if such participant's designated home country was the United States). The aggregate amount of such awards shall be payable in accordance with the participant's payment election made in accordance with Section 6.3, unless prior to the Change of Control the participant had provided in such election for its revocation in the event of a Change of Control in which event payment of such awards shall be made as soon as practicable following the Change of Control.

6.2.3.2 Notwithstanding any other provision of this Plan, (a) upon an employer-initiated termination of employment of a participant pursuant to the Restructuring Plan approved by the Board of Directors of the Company at its meeting on December 18, 1986, or the Reorganization Plan approved by the Board of Directors of the Company at its meeting on December 14, 1989, the Realignment Plan and Parker Integration Plan approved by the Board of Directors at its meeting held on January 7, 1994, the Realignment Program approved by the Board of Directors at its meeting held on September 28, 1998 or the 2000 Restructuring and Asset Impairment Program approved by the Board of Directors at its meeting held on December 14, 2000, or (b) upon the sale or other disposition of the unit, division or subsidiary in which a participant is employed pursuant to the Restructuring Plan approved by the Board of Directors of the Company at its meeting on December 18, 1986, the Reorganization Plan approved by the Board of Directors of the Company at its meeting on December 14, 1989, the Reorganization and Realignment Program approved by the Board of Directors at its meeting held on September 28, 1998 or the 2000 Restructuring and Asset Impairment Program approved by the Board of Directors at its meeting held on December 14, 2000, which sale or other disposition results in the participant no longer being employed by the Company or any of its subsidiaries, or (c) upon the sale of the Jafra Cosmetics business pursuant to a certain Acquisition Agreement dated January 26, 1998 ("Jafra Sale") where a participant either (i) continues to be employed by Jafra immediately following the Jafra Sale or (ii) is terminated from the employment of the Company or any of its subsidiaries as a direct result of the Jafra Sale, or (d) upon the sale of the Stationery Business pursuant to a certain Purchase Agreement dated August 21, 2000 ("Stationery Sale") where a participant either (i) continues to be employed by the Stationery Business (or its successor organization) immediately following the Stationery Sale or (ii) is involuntarily terminated from the employment of the Company or any of its subsidiaries as a direct result of the Stationery Sale, all contingencies then in effect pursuant to Section 4.2 shall be automatically removed. Further, in such event, the total credits in respect of all awards of a participant for which no contingencies remain in effect shall become fully vested and the amount of such awards shall be fixed and payable. With respect to awards or segments of awards which become vested under this Subparagraph or any other award or segment thereof which becomes payable by reason of the participant's termination of employment, the participant may elect to receive such awards upon termination of employment or may, prior to the date participant's employment with the Company or any subsidiary terminates, elect to defer such award in accordance with the provisions of Paragraph 6.2.3 and rules established from time to time by the Committee. Notwithstanding the above, the removal of contingencies and the granting of vesting and deferral rights provided for in this Subparagraph
6.2.3.2 shall serve as partial consideration for a settlement of all claims and disputes which the participant may have against the Company, its subsidiaries, employees and agents and shall be subject to the execution by the participant of a release and settlement agreement in a form to be prescribed by the Committee.

6.2.4 In order to make proper adjustment for any previous payments under Section 6.3, the applicable vesting percentage to be used in computing vested segments under the foregoing provisions of this Section 6.2 and in computing the amount of a payment under Section 6.3 or Section 6.4 shall be determined as follows:

       (a) In computing such vested segment or the amount or a payment under
Section 6.3 for awards made prior to 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is fifteen (or ten in the case of the final vested installment) and whose denominator is (i) 100 minus (ii) fifteen multiplied by the number of vested segments previously paid to the participant under Section 6.3. Payment of each vested segment shall be considered a separate payment.

       (b) In the case of a payment under Section 6.4 for awards made prior to 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is (i) fifteen multiplied by the number of segments of the award which have become vested in accordance with the foregoing provisions prior to the date on which the participant ceases to be an employee (but not more than 100) minus
(ii) fifteen multiplied by the number of vested segments previously paid to the participant under Section 6.3, and whose denominator is 100 minus (ii) above.

       (c) In computing such vested segment or the amount or a payment under
Section 6.3 for awards made after 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is twenty and whose denominator is (i) 100 minus (ii) twenty multiplied by the number of vested segments previously paid to the participant under Section 6.3. Payment of each vested segment shall be considered a separate payment.

       (d) In the case of a payment under Section 6.4 for awards made after 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is (i) twenty multiplied by the number of segments of the award which have become vested in accordance with the foregoing provisions prior to the date on which the participant ceases to be an employee (but not more than 100) minus
(ii) twenty multiplied by the number of vested segments previously paid to the participant under Section 6.3, and whose denominator is 100 minus (ii) above.

6.3 Prior to any date on which a participant is to acquire a vested interest or additional vested interest in the total credits in respect of an award, the participant shall make an election, at the time and in a manner specified by the Committee, as to the time when payment is to be made of the segment or segments of such total credits which may become vested on such date. The participant may elect (a) to receive payment within a reasonable time after such date, or (b) to defer payment in accordance with rules established from time to time by the Committee, and in the absence of an affirmative deferral election shall be deemed to have elected payment in accordance with the preceding clause (a). When making such deferral election, the participant may provide for the revocation of all such deferral elections in the event of a Change of Control and for the payment by the Company of all such deferred amounts as soon as practicable following the Change of Control.

6.4 If a participant ceases to be an employee for any reason not specified in
Section 6.2, his vested interest in respect of each award shall thereupon become a fixed amount which will not change thereafter. Such fixed amounts shall be determined by multiplying the total credits in respect of each award on the date of termination of employment by the applicable vesting percentage. The participant shall thereupon forfeit his interest in any amounts then credited to his account to the extent his interest has not become vested. Payment of vested interests shall be made in accordance with rules established from time to time by the Committee.

6.5 If a participant dies prior to termination of his employment, an amount equal to his total credits in respect of all awards not subject to any contingency pursuant to Section 4.2 shall be paid to his executor or administrator or as otherwise provided by law valued as of the date of death.

6.6 All payments will be made in cash and will be subject to any required tax withholdings.

7.  AMENDMENT AND TERMINATION.

7.1 The Board of Directors of the Company, or the Personnel Committee of the Board of Directors if and to the extent authorized, may at any time amend the Plan for the purposes of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may be permitted by law, except that neither the Board of Directors nor the Personnel Committee of the Board of Directors may, without the approval of the stockholders of the Company, increase the maximum number of basic stock units that may be awarded under the Plan or increase the time within which basic stock units may be awarded, as provided in Section 3.2, or extend the maturity date of an award beyond March 15 of the tenth calendar year following the calendar year in which the award was made. Notwithstanding the above, in the event of a Change of Control, no amendment to the Plan which provides for prospective Plan benefits and other terms and conditions any less favorable to Plan participants than those which existed prior to the amendment shall be effective unless it provides that all contingencies which are then in existence be removed and all awards which are unvested prior to such amendment shall become immediately vested and payable in accordance with Subparagraph 6.2.3.1.

7.2 The Board of Directors of the Company may terminate the Plan at any time except that after a Change of Control such Plan may not be terminated without providing that all contingencies then in existence shall be removed and all unvested awards shall become immediately vested and payable in accordance with Subparagraph 6.2.3.1.

7.3 No such amendment or termination shall adversely affect the rights of any participant (without his consent) under any award previously made or, after the happening of any event in connection with or in anticipation of a Change of Control that actually occurs, deprive a participant of a benefit or right which becomes operative upon a Change of Control.

8.  MISCELLANEOUS.

8.1 The interest under the Plan of any participant, his heirs or legatees shall not be alienable by the participant, his heirs or legatees by assignment or any other method and shall not be subject to being taken by his creditors by any process whatsoever.

8.2 The Plan shall not be deemed to give any participant or employee the right to be retained in the employ of the Company or any subsidiary nor shall the Plan interfere with the right of the Company or any subsidiary to discharge any employee at any time.

8.3 In the event of a stock dividend, split-up or combinations of shares, recapitalization for merger in which the Company is the surviving corporation or other similar capital change, the number and kind of shares of stock or securities of the Company to be used as a basis for granting awards under the Plan, the units then outstanding or to be granted thereunder, the maximum number of basic stock units which may be granted, the unit value and other relevant provisions shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Company is not the surviving corporation or complete liquidation of the Company, all outstanding basic stock units and dividend equivalent units shall thereafter accrue no further value, provided that at least twenty days prior to the effective date of any such consolidation or merger, the Board of Directors shall either (a) make all outstanding basic units and dividend equivalent units immediately vested and payable, or (b) arrange to have the surviving corporation grant replacement units to the participants.


February 15, 2001

                                                                      Appendix C

                              THE GILLETTE COMPANY
                             EMPLOYEES' SAVINGS PLAN
             (as amended and restated effective September 21, 2000)
               (with amendments adopted through February 15, 2001)



                                    ARTICLE I

                                  INTRODUCTION


1. Purposes. The Gillette Company (the "Company"), on behalf of itself and as agent for certain of its subsidiaries, adopted this Employees' Savings Plan (the "Plan") effective July 1, 1959, for the purposes of:

     (a) Encouraging and facilitating systematic savings by eligible employees;

     (b) Affording eligible employees an opportunity to acquire a stock interest in the Company; and

     (c) Providing eligible employees with funds for their retirement or possible earlier needs.

     The Plan is intended to qualify as a profit-sharing plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), which contains a cash or deferred arrangement qualifying under Section 401(k) of the Code. As regards the participation of eligible employees who are residents of the Commonwealth of Puerto Rico, the Plan is also intended to qualify under Sections 165(a) and (e) of the Puerto Rico Income Tax Act of 1954, as amended (the "Puerto Rico Code").

2. Applicability of Document. The Plan as set forth in this document has been amended and restated in its entirety effective September 21, 2000 and shall apply only to individuals who are in the employ of the Company or a participating subsidiary on or after such date (except as expressly provided otherwise herein). The rights and benefits of any individual (or the beneficiary of such individual) whose employment with the Company and its subsidiaries terminated prior to September 21, 2000 shall be governed by the terms of the Plan document in effect at the time of such termination of employment, except that relevant portions of this document also shall apply to former employees and beneficiaries of former employees for whom account balances are maintained under the Plan on or after September 21, 2000.

                                   ARTICLE II

                                   DEFINITIONS

Whenever used in the Plan, unless a different meaning is plainly required by the context, the following terms shall have the respective meanings set forth below:

1. Accounts. The term "Accounts" means each of the Taxed Savings Account, Tax-Deferred Savings Account, Company Contribution Account and, if applicable, the Rollover Account, maintained for each Participant under the Plan.

2. Actual Contribution Percentage. The term "Actual Contribution Percentage" means, for all Eligible Employees who are Highly Compensated Employees as a group, and for all other Eligible Employees as a group, the average of the ratios, calculated separately for each member of each such group, of the sum of the Taxed Savings and the Company Contributions allocated to the Accounts of each such member of each such group in the applicable Plan Year, to such member's Testing Compensation for such Plan Year; provided, however, that in determining the Actual Contribution Percentage for any Plan Year, the following special rules shall apply:

     (i) If any Highly Compensated Employee is a participant in one or more other plans qualified under Section 401(a) of the Code which are maintained by a Participating Company or an Affiliated Company, and which provide for employee contributions or employer matching contributions, all such plans shall be treated as a single plan together with this Plan.

     (ii) In the event that this Plan is aggregated with one or more other plans maintained by a Participating Company or an Affiliated Company for the purpose of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, all such plans shall be treated as a single plan together with this Plan.

     (iii) For any Plan Year, the Committee in its discretion may determine the Actual Contribution Percentage by taking into account all or any portion of the Tax-Deferred Savings allocated to the Accounts of Participants (other than Highly Compensated Employees) under the Plan, provided that the Plan continues to satisfy the Actual Deferral Percentage Test under Section 2 of Article XI without regard to such Tax-Deferred Savings.

     (iv) Any Make-Up Contributions allocated to the Accounts of a Participant in accordance with Section 8 of Article IV shall not be taken into account in determining the Actual Contribution Percentages for any Plan Year.

3. Actual Deferral Percentage. The term "Actual Deferral Percentage" means, for all Eligible Employees who are Highly Compensated Employees as a group, and for all other Eligible Employees as a group, the average of the ratios, calculated separately for each member of each such group, of the Tax-Deferred Savings allocated to the Accounts of each such member of each such group in the applicable Plan Year, to such member's Testing Compensation for such Plan Year; provided, however, that in determining the Actual Deferral Percentage for any Plan Year, the following special rules shall apply:

     (i) If any Highly Compensated Employee is a participant in one or more other plans qualified under Section 401(a) of the Code which are maintained by a Participating Company or an Affiliated Company, and which include cash or deferred arrangements, all such plans shall be treated as a single plan together with this Plan.

     (ii) In the event that this Plan is aggregated with one or more other plans maintained by a Participating Company or an Affiliated Company, and which include cash or deferred arrangements, for the purpose of satisfying the requirements of Section 401(a)(4) or 410(b) of the Code, all such plans shall be treated as a single plan together with this Plan.

     (iii) Any Make-Up Contributions allocated to the Accounts of a Participant in accordance with Section 8 of Article IV shall not be taken into account in determining the Actual Deferral Percentages for any Plan Year.

4. Administrator. The term "Administrator" means the person so designated in the Plan, or otherwise designated by the Board of Directors of the Company or its delegate, to be the administrator within the meaning of Section 3(16)(A) of ERISA.

5. Affiliated Company. The term "Affiliated Company" means (a) any corporation that is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) which includes a Participating Company, (b) any trade or business, whether or not incorporated, which is under common control with a Participating Company (within the meaning of Section 414(c) of the Code), (c) any organization that is a member of an affiliated service group (within the meaning of Section 414(m) of the Code) which includes a Participating Company, and (d) any other organization that is required to be aggregated with a Participating Company under Section 414(o) of the Code and the regulations thereunder. For the purposes of applying the rules of Section 5 of Article XI, relating to the limitations on Annual Additions, the rules of Sections 414(b) and (c) of the Code referenced above shall be modified by Section 415(h) of the Code. No corporation, trade or business, or other organization shall be considered an Affiliated Company with respect to periods prior to the date it satisfies the affiliation requirements set forth above, or after it ceases to satisfy such requirements, unless otherwise provided by the Board of Directors of the Company.

6. Annual Addition. The term "Annual Addition" means, for any Plan Year, the sum of the following amounts allocated to the account of a Participant: (a) any Tax-Deferred Savings, Taxed Savings and Company Contributions (inclusive of allocable forfeitures) allocated to the Participant's Accounts under this Plan, (b) any employer and employee contributions and any allocable forfeitures allocated to the Participant's accounts for such Plan Year under any other plan qualified under Section 401(a) which is maintained by any of the Affiliated Companies, and (c) any amount allocated for such Plan Year to any individual medical account described in Section 415(l) of the Code or, to the extent attributable to post-retirement medical benefits, to any separate account established pursuant to Section 419A(d) of the Code, which is maintained by any of the Affiliated Companies. Notwithstanding the foregoing, any Make-Up Contributions allocated to the Accounts of a Participant in accordance with Section 8 of
     Article IV shall not be taken into account in determining the Annual Additions for such Participant for the Plan Year in which so allocated, and instead shall be taken into account in determining the Annual Additions for such Participant for the Plan Year to which such Make-Up Contributions relate (in accordance with rules prescribed by the Secretary of the Treasury or his delegate).

7. Beneficiary. The term "Beneficiary" means the person or persons designated by a Participant, in accordance with Section 1 of Article XVI, to receive benefits under the Plan in the event of the Participant's death or, if the Participant has not made any such designation or no person so designated survives the Participant, the person or persons designated in accordance with Section 1 of Article XVI.

8. Business Day. The term "Business Day" means any day on which the New York Stock Exchange is open for trading. The "close of the Business Day" shall mean 4:00 p.m. Eastern Time on such Business Day.

9. Change of Control. The term "Change of Control" means the occurrence of any of the following events:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company,
           (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (A),
           (B) and (C) of subsection (c) below;

     (b) Individuals who, as of December 16, 1999, constitute the Board of Directors (the "Board") of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

     (c) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

     (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

10. Code. The term "Code" means the Internal Revenue Code of 1986, as amended from time to time, including any successor code, statute or legislation thereto and any regulations or rulings promulgated thereunder.

11. Committee. The term "Committee" means the Savings Plan Committee established by the Company pursuant to Section 4 of Article XIV.

12. Company. The term "Company" means The Gillette Company, a Delaware corporation.

13. Company Contribution. The term "Company Contribution" means the Company matching contribution (inclusive of allocable forfeitures) made by each Participating Company on behalf of the Participants employed by such Participating Company pursuant to Section 3 of Article IV.

14. Company Contribution Account. The term "Company Contribution Account" means the Account maintained for a Participant to which is credited Company Contributions and any income, gains or losses thereon.

15. Company Stock. The term "Company Stock" means the $1.00 par value common stock of The Gillette Company.

16. Compensation. The term "Compensation" means the total cash remuneration paid to an Eligible Employee by a Participating Company during the period to which the term is used (other than payments made under the Company's Stock Equivalent Unit Plan, tuition reimbursement payments, moving expense reimbursement and relocation payments, prizes and awards, and other extraordinary items as determined by the Committee), determined prior to any reduction in such remuneration during the applicable period on account of Tax-Deferred Savings elected under this Plan, any other contributions elected pursuant to a cash or deferred arrangement qualifying under Section 401(k) of the Code or any other amounts elected under a cafeteria plan qualifying under Section 125 of the Code.

     For any Plan Year, an Eligible Employee's Compensation taken into account for all Plan purposes shall not exceed the dollar limitation prescribed by
     Section 401(a)(17) of the Code for such Plan Year. For Plan Years beginning on or after January 1, 1989 and prior to January 1, 1994, this limitation is $200,000 as adjusted by the Secretary of the Treasury in accordance with
     Section 415(d) of the Code. For Plan Years beginning on or after January 1, 1994, this limitation is $150,000 as adjusted by the Secretary of the Treasury in accordance with Section 401(a)(17) of the Code.

17. Eligible Employee. The term "Eligible Employee" means any person who is employed by a Participating Company in either a Regular Full-Time, Regular Part-Time or Sales Merchandiser employment category; provided that the following categories of employees are excluded from the meaning of such term:

     (i) Employees included in a unit covered by a collective bargaining agreement, unless the agreement expressly provides for the application of this Plan to the employees in such unit;

     (ii) Employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from any Participating Company which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code);

     (iii) Foreign employees on temporary assignment in the United States; and

     (iv) Any employee of Parker Pen U.S.A. Limited who elected prior to March 17, 1989 to waive participation in the Parker Pen 401(k) Plan as a condition for retaining eligibility for employer-subsidized retiree medical coverage.

     Any person employed by a Participating Company in an employment category other than those set forth above, including any person employed in a Casual, Temporary, Co-op, Summer or Trainee employment category, shall not be an Eligible Employee. Any person who is a "leased employee" (within the meaning of Section 414(n) of the Code) with respect to the Affiliated Companies shall not be an Eligible Employee; however, if such a leased employee is subsequently employed by an Affiliated Company the period of such person's prior service for any Affiliated Company as a leased employee shall be taken into account in determining such person's Period of Service for the purposes of Article VII.

18. Employment Commencement Date. The term "Employment Commencement Date" means the date on which an employee first performs an Hour of Service.

19. Entry Date. The term "Entry Date" means the date on which an Eligible Employee completes and delivers to the Company an enrollment form on which the Eligible Employee first elects to commence active participation by having amounts contributed from his Compensation as Matched or Unmatched Savings.

20. ERISA. The term "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and includes any successor statute or legislation thereto and any regulations or rulings promulgated thereunder.

21. Fair Market Value; Value. The terms "Fair Market Value" and "Value", with respect to any of the Investment Funds or the interest therein of a Participant's Accounts, mean:

     (a) In the case of shares of Company Stock held in the Gillette Company Stock Fund, the composite closing price of a share of Company Stock on the New York Stock Exchange as reported in The Wall Street Journal for the Business Day on which the valuation of such shares is made or, if there are no trades of Company Stock on such date, on the next Business Day on which shares of Company Stock are traded. Notwithstanding the foregoing, following a Change of Control, the valuation of shares of Company Stock shall be governed by Section 2 of Article XIII. The interest of a Participant's Accounts invested in the Gillette Company Stock Fund shall be represented by the number of shares of Company Stock credited to such Accounts.

     (b) In the case of the Stable Value Fund, the aggregate principal investment under all investment contracts held in such Investment Fund and the accrued interest or other income thereon (each as reported by the issuers or otherwise determined by the Trustee), and the fair market value (as determined by the Trustee) of all other securities (including cash and cash equivalents) held in such Investment Fund on the Business Day on which the valuation of the Investment Fund or interests therein is made. The interest of a Participant's Accounts invested in the Stable Value Fund shall be represented by the dollar amount of contributions credited to such Investment Fund and the proportionate share of accrued interest or other income realized by such Investment Fund which is allocable to such contributions.

     (c) In the case of shares in any Investment Fund that invests solely in shares of a Registered Investment Company, the net asset value of a share of such Registered Investment Company as reported by such company for the Business Day on which the valuation of such shares is made. The interest of a Participant's Accounts invested in such Investment Fund shall be represented by the number of shares of the Registered Investment Company credited to such Accounts.

     (d) In the case of an Investment Fund (or portion thereof) not described in subsections (a), (b) or (c) above, the aggregate fair market value (as determined by the Trustee) of all securities (including cash and cash equivalents) held in such Investment Fund on the Business Day on which the valuation of such Investment Fund or interests therein is made. The interest of a Participant's Accounts invested in such Investment Fund shall be represented by the number of shares or units of such Investment Fund credited to such Accounts.

22. Highly Compensated Employee. The term "Highly Compensated Employee" means, for any Plan Year, each Eligible Employee who

     (a) is a 5-percent owner of the Company at any time during such Plan Year or the preceding Plan Year, or

     (b) received Testing Compensation during the preceding Plan Year in excess of the applicable dollar amount prescribed by Section 414(q)(1)(B) of the Code and was included in the group consisting of the top 20% of the employees of the Affiliated Companies (determined in accordance with Treasury Regulations promulgated under Section 414(q) of the Code) when ranked on the basis of Testing Compensation received from the Affiliated Companies during such preceding Plan Year.

23. Hour of Service. The term "Hour of Service" means each hour for which an employee is directly or indirectly paid or entitled to payment by a Participating Company or any Affiliated Company for the performance of duties, determined in accordance with Section 1.410(a)-7 of the Treasury Regulations.

24. Investment Fund. The term "Investment Fund" means each investment fund option described in Section 1 of Article VII which is made available for the investment of assets allocated to Participants' Accounts.

25. Investment Manager. The term "Investment Manager" means the person or persons appointed by the Board of Directors of the Company to manage one or more of the Investment Funds pursuant to an investment management agreement entered into with the Committee. An Investment Manager must be either (i) a bank, as defined in the Investment Advisers Act of 1940 (the "Advisers Act"), (ii) an insurance company qualified to manage, acquire or dispose of the assets of an employee benefit plan under the laws of more than one state, or (iii) a firm registered as an investment adviser under the Advisers Act; and must acknowledge in writing to the Committee that it is a fiduciary under ERISA with respect to the assets of the Plan under its management.

26. Make-Up Contributions. The term "Make-Up Contributions" means the contributions elected to be made by a Participant entitled to veterans' reemployment rights under Chapter 43 of Title 38, United States Code, including the Company matching contributions attributable thereto, which are allocated to the Participant's Accounts pursuant to Section 8 of
     Article IV.

27. Matched Savings. The term "Matched Savings" means the employee savings (divided equally between Tax-Deferred Savings and Taxed Savings) elected by a Participant pursuant to Section 1 of Article IV, to which the corresponding Company Contribution relates.

28. Named Fiduciary. The term "Named Fiduciary" means named fiduciary within the meaning of Section 402(a) of ERISA.

29. Participant. The term "Participant" means an Eligible Employee who has elected to participate in the Plan in accordance with the provisions of
     Section 2 of Article III. A former employee or an employee who is no longer an Eligible Employee, who previously participated in the Plan and for whom Accounts are still maintained, also shall be considered a Participant if and to the extent the context so requires for the specific purposes described hereunder.

30. Participating Company. The term "Participating Company" means the Company and each Participating Subsidiary. A company shall be considered a Participating Company only during the period in which it participates in the Plan.

31. Participating Subsidiary. The term "Participating Subsidiary" means any Subsidiary that is authorized by the Board of Directors of the Company to participate in the Plan and which adopts the Plan for the benefit of its eligible employees.

32. Payroll Period. The term "Payroll Period" means, for each Eligible Employee, the regular interval over which Compensation is earned and paid.

33. Period of Service. The term "Period of Service" means each period commending on an employee's Employment Commencement Date or Reemployment Commencement Date, as applicable, and ending on such employee's Severance From Service Date.

34. Period of Severance. The term "Period of Severance" means each period commencing on an employee's Severance From Service Date and ending on the date on which the employee again performs an Hour of Service. Notwithstanding the foregoing, if an employee's Severance From Service Date occurs by reason of a Maternity or Paternity Absence, the employee's Period of Severance shall not commence earlier than the second anniversary of the date on which the Maternity or Paternity Absence commenced unless the employee sooner quits, retires, is discharged or dies. For the purposes of this Section only, the term "Maternity or Paternity Absence" means an absence from work for any period (i) by reason of the pregnancy of the employee, (ii) by reason of the birth of a child of the employee, (iii) by reason of the placement of a child with the employee in connection with the adoption of such child by such employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

35. Plan. The term "Plan" means The Gillette Company Employees' Savings Plan set forth herein, as amended from time to time.

36.  Plan Year. The term "Plan Year" means the calendar year.

37. Puerto Rican Eligible Employee. The term "Puerto Rican Eligible Employee" means an Eligible Employee who is a resident of Puerto Rico.

38. Puerto Rican Highly Compensated Employee. The term "Puerto Rican Highly Compensated Employee" means a Puerto Rican Eligible Employee who is "highly compensated" within the meaning of Section 165(e) of the Puerto Rico Code.

39. Puerto Rican Participant. The term "Puerto Rican Participant" means a Participant who is a resident of Puerto Rico.

40. Puerto Rico Code. The term "Puerto Rico Code" means the Puerto Rico Income Tax Act of 1954, as amended from time to time, and includes any successor statute or legislation thereto and any regulations or rulings promulgated thereunder.

41. Recordkeeper. The term "Recordkeeper" means the person or persons appointed by the Board of Directors of the Company to perform the day-to-day recordkeeping and administrative functions with respect to the Plan.

42. Reemployment Commencement Date. The term "Reemployment Commencement Date" means the first date, following a Period of Severance that is not required to be taken into account in determining Years of Service under Section 62 of this Article, on which an employee again performs an Hour of Service.

43. Registered Investment Company. The term "Registered Investment Company" means an investment company registered under the Investment Company Act of 1940.

44.  Required Beginning Date. The term "Required Beginning Date" means:

     (a) In the case of a Participant, April 1 of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires; provided, however, that the foregoing clause (ii) shall not apply to any Participant who is a 5-percent owner of the Company in the calendar year in which the Participant attains age 70 1/2.

     (b) In the case of a Beneficiary who is the Participant's surviving spouse, April 1 of the calendar year following the calendar year in which the Participant would have attained age 70 1/2 had the Participant survived to such date.

     (c) In the case of a Beneficiary other than the Participant's surviving spouse, the date which is five years following the date of the Participant's death, except that if the Beneficiary elects to receive payment of Plan benefits in the form of an annuity or installments, the Required Beginning Date shall be the date which is one year following the date of the Participant's death.

45. Retirement; Retirement Eligible. The term "Retirement" means an employee's Termination of Employment by reason of retirement (whether early, normal or late retirement) under The Gillette Company Retirement Plan or any other retirement plan sponsored by a Participating Company in which the employee participates. The term "Retirement Eligible" means that a Participant still employed by a Participating Company is eligible to terminate employment by reason of Retirement.

46. Rollover Account. The term "Rollover Account" means the Account maintained for a Participant to which is credited any Rollover Contributions and any income, gains or losses thereon.

47. Rollover Contribution. The term "Rollover Contribution" means the contribution made by a Participant pursuant to Section 5 of Article IV.

48. Severance From Service Date. The term "Severance From Service Date" means the earlier to occur of:

     (i)   the date on which an employee quits, retires, is discharged or dies;
           or

     (ii) the first anniversary of the first date of a period in which an employee remains absent from service (with or without pay) with the Participating Companies for any reason other than quit, retirement, discharge or death. Notwithstanding the foregoing, an employee shall not be deemed to have incurred a Severance From Service Date while absent from service on a leave covered under the Family and Medical Leave Act of 1993.

49. Subsidiary. The term "Subsidiary" means any corporation (other than the Company), whether foreign or domestic, which is included in a group of two or more corporations also including the Company, all the voting stock of each corporation (other than the Company) in such group being owned directly or indirectly by one or more of the other corporations in such group.

50. Tax-Deferred Savings. The term "Tax-Deferred Savings" means the contributions elected by a Participant to be made by the Participating Companies on his behalf on a pre-tax basis pursuant to Section 1 or 2 of
     Article IV.

51. Tax-Deferred Savings Account. The term "Tax-Deferred Savings Account" means the Account maintained for a Participant to which is credited the Tax-Deferred Savings elected by the Participant and any income, gains and losses thereon.

52. Taxed Savings. The term "Taxed Savings" means the contributions made by a Participant on an after-tax basis pursuant to Section 1 or 2 of Article IV.

53. Taxed Savings Account. The term "Taxed Savings Account" means the Account maintained for a Participant to which is credited the Taxed Savings made by the Participant and any income, gains and losses thereon.

54. Termination of Eligible Status. The term "Termination of Eligible Status" means the change in an individual's employment status to a category not included in the definition of the term Eligible Employee.

55. Termination of Employment. The term "Termination of Employment" means the termination of an individual's employment relationship with the Participating Companies, but shall not include the transfer of an individual to the employ of another Participating Company or to the employ of a non-participating Affiliated Company, or the individual's Termination of Eligible Status.

56.  Testing Compensation. The term "Testing Compensation" means:

     (a)   For the purposes of Section 22 of this Article, Sections 2,4 and 5 of
           Article XI, and Sections 2 and 4 of Article XVII, for each Eligible Employee, the sum for any Plan Year of (i) the wages and other payments of compensation received from the Participating Companies which are required to be reported on a Form W-2 or Form 499R-2/W-2 P.R. for income tax purposes for such Plan Year, and (ii) the amount of reduction in the Eligible Employee's Compensation for such Plan Year on account of Tax-Deferred Savings elected under this Plan, any other contributions elected pursuant to a cash or deferred arrangement qualifying under Section 401(k) of the Code or any other amounts elected under a cafeteria plan qualifying under Section 125 of the Code.

     (b) For the purposes of Section 3 of Article XI, for each Puerto Rican Eligible Employee, the total compensation received from the Participating Companies which is subject to tax under the Puerto Rico Code.

     For any Plan Year, an Eligible Employee's Testing Compensation shall not exceed the dollar limitation prescribed by Section 401(a)(17) of the Code for such Plan Year. For Plan Years beginning on or after January 1, 1989 and prior to January 1, 1994, this limitation is $200,000 as adjusted by the Secretary of the Treasury in accordance with Section 415(d) of the Code. For Plan Years beginning on or after January 1, 1994, this limitation is $150,000 as adjusted by the Secretary of the Treasury in accordance with
     Section 401(a)(17) of the Code.

57. Total and Permanent Disability. The term "Total and Permanent Disability" means mental or physical disability, either occupational or non-occupational in cause, which in the opinion of the Committee on the basis of medical evidence satisfactory to it, prevents the employee from engaging in any occupation or employment for wage or profit and is likely to be permanent.

58. Trust; Trust Fund. The term "Trust" means the trust established by the Company for the purposes of funding the benefits payable pursuant to the Plan. The term "Trust Fund" means the aggregate of the assets held in the Trust.

59. Trustee. The term "Trustee" means the person or persons appointed by the Company to serve as trustee of the Trust in accordance with the provisions of Section 3 of Article XIV.

60. Unmatched Savings. The term "Unmatched Savings" means the employee savings (either Tax-Deferred Savings or Taxed Savings) elected by a Participant pursuant to Section 2 of Article IV. Unmatched Savings are not matched by Company Contributions.

61. Year of Participation. The term "Year of Participation" means each complete 365-day period included in the period commencing on a Participant's Entry Date and ending on the date of the Participant's Termination of Employment or Termination of Eligible Status, whichever is earlier. If and to the extent determined by the Committee in a manner permissible under Section 401(a)(4) of the Code, in the case of a Participant who previously participated in a tax-qualified profit-sharing plan maintained by a company that becomes a Participating Company, which plan is merged with and into this Plan or the assets and liabilities of which plan are transferred directly to this Plan, the Participant's Entry Date shall be determined by reference to the commencement of his participation in such other plan.

     If a Participant incurs a Termination of Employment or Termination of Eligible Status, is subsequently reemployed or changes employment status to again become an Eligible Employee and elects to participate in the Plan, the Participant's periods of participation before and after the Termination of Employment or Termination of Eligible Status, as applicable, shall be aggregated in determining the Participant's Years of Participation.

     In the case of a Participant who, immediately prior to becoming an Eligible Employee, was an employee of Oral-B Laboratories at its Puerto Rico facility, the Participant's Years of Participation shall include the period of participation in the Oral-B Laboratories Savings Plan occurring during such prior employment with Oral-B Laboratories.

62. Year of Service. The term "Year of Service" means each complete 365-day period included in an employee's Period of Service. Nonsuccessive Periods of Service shall be aggregated in determining the employee's Years of Service. If and to the extent determined by the Committee in a manner permissible under Section 401(a)(4) of the Code, in the case of a Participant who previously participated in a tax-qualified profit-sharing plan maintained by a company that becomes a Participating Company, which plan is merged with and into this Plan or the assets and liabilities of which plan are transferred directly to this Plan, the Participant's Period of Service shall include (without duplication) the service taken into account for vesting purposes under such other plan.

     If an employee incurs a Severance From Service Date by reason of a quit, discharge or retirement and then performs an Hour of Service within 12 months of the Severance From Service Date, the employee's Period of Severance shall be taken into account in determining the employee's Years of Service. If an employee incurs a Severance From Service Date by reason of a quit, discharge or retirement during an absence from service of 12 months or less for any reason other than quit, discharge, retirement or death, and then performs an Hour of Service within 12 months of the date on which the employee was first absent from service, the employee's Period of Severance shall be taken into account in determining the employee's Years of Service.

Except where the context indicates otherwise, singular terms used herein shall include the plural and masculine terms used herein shall include the feminine, and vice versa.

                                   ARTICLE III

                                  PARTICIPATION


1. Eligibility to Participate. Each individual employed by a Participating Company shall be eligible to elect participation in the Plan at any time on or after such individual's Employment Commencement Date if such individual is an Eligible Employee. A Participant who is reemployed by a Participating Company shall be eligible to again elect participation in the Plan at any time on or after such Participant's Reemployment Commencement Date if such individual is reemployed as an Eligible Employee.

2. Enrollment in Plan. An Eligible Employee shall elect to participate in the Plan by completing an enrollment form prescribed for such purpose by the Committee and delivering the completed form to the Company. The Eligible Employee's participation elections shall be effective as of the next practicable Payroll Period following the Company's receipt of the completed enrollment form.

3. Voluntary Suspension in Participation. A Participant may elect to suspend his participation in the Plan on a prospective basis at any time by telephonic instruction to the Recordkeeper, which suspension shall be effective as of the next practicable Payroll Period following the Recordkeeper's receipt of such instruction. The Participant may elect to resume his participation in the Plan on a prospective basis at any time by telephonic instruction to the Recordkeeper, which resumption in participation shall be effective as of the next practicable Payroll Period following the Recordkeeper's receipt of such instruction, provided the Participant is an Eligible Employee at such time.

4. Suspension in Participation During Unpaid Absence. A Participant shall participate in the Plan only during such periods as he is an Eligible Employee receiving Compensation from a Participating Company. If a Participant is on an unpaid leave of absence, his participation shall be suspended until the next practicable Payroll Period following his return to active service as an Eligible Employee.


                                   ARTICLE IV

                                  CONTRIBUTIONS


1. Matched Savings. An Eligible Employee may elect to have Matched Savings contributed to the Plan on his behalf through regular payroll deductions authorized by him, in any whole percentage of the Eligible Employee's Compensation otherwise payable for each Payroll Period but not less than 2% nor more than 10% of such Compensation. In the case of an Eligible Employee who is an officer of the Company, the Board of Directors of the Company may at any time require that the Matched Savings percentage elected by the Eligible Employee be limited to a specified percentage included in the range indicated in the preceding sentence. Matched Savings are divided equally between Tax-Deferred Savings and Taxed Savings.

2. Unmatched Savings. An Eligible Employee also may elect, in addition to or in lieu of Matched Savings, to have Unmatched Savings contributed to the Plan on his behalf through regular payroll deductions authorized by him, in any whole percentage of the Eligible Employee's Compensation otherwise payable for each Payroll Period but not less than 1% nor more than 5% of such Compensation. In the case of an Eligible Employee who is an officer of the Company, the Board of Directors of the Company may at any time require that the Unmatched Savings percentage elected by the Eligible Employee be limited to a specified percentage included in the range indicated in the preceding sentence. Unmatched Savings may be either Tax-Deferred Savings or Taxed Savings, but not both.

3. Company Contributions. Effective July 1, 2001, each Participating Company shall contribute to the Plan, on behalf of the Participants employed by such Participating Company, a Company Contribution for each Payroll Period equal to the sum of (a) 100% of the Matched Savings contributed on behalf of each such Participant up to 5% of such Participant's Compensation for such Payroll Period, and (b) 20% of the Matched Savings contributed on behalf of each such Participant in excess of 5% of such Participant's Compensation for such Payroll Period. For the purpose of determining the amount to be contributed by each Participating Company, the Company Contribution shall be reduced by the amount of forfeitures then available for allocation which are attributable to Participants formerly employed by such Participating Company.

     While the Plan is intended to constitute a profit-sharing plan for purposes of Section 401(a) of the Code, Company Contributions may be made without regard to the current or accumulated profits of any Participating Company in accordance with Section 401(a)(27) of the Code.

4. Change in Rate of Savings. A Participant may change the percentage of Compensation at which Matched Savings and/or Unmatched Savings shall be made on his behalf at any time, by telephonic instruction to the Recordkeeper. Such change in savings rate shall be effective as of the next practicable Payroll Period following the Recordkeeper's receipt of such instruction.

5. Rollover Contributions. A Participant for whom contributions are currently being made under the Plan also may elect to contribute as a Rollover Contribution all or any portion of an "eligible rollover distribution" (within the meaning of Section 402(c) of the Code) received, directly or indirectly through an individual retirement account qualifying under
     Section 408 of the Code, from a pension, profit-sharing or stock bonus plan qualifying under Section 401(a) of the Code or from an annuity plan qualifying under Section 403(a) of the Code.

     A Participant, whether or not contributions are currently being made on such Participant's behalf under the Plan, also may elect to contribute as a Rollover Contribution all or any portion of the qualified total distribution made to such Participant from The Gillette Company Payroll Stock Ownership Plan on account of the termination of such plan, provided such distribution was effectively contributed to an individual retirement account or employer tax-qualified plan in a tax-free rollover satisfying the applicable requirements of Section 402 of the Code in effect at such time.

     In connection with the termination of the Duracell Inc. Cash Balance Plan, each participant thereunder who is an employee of Duracell Inc. or another Participating Company on January 1, 1999 may elect to have transferred to this Plan, as a Rollover Contribution, the lump sum amount distributable to such person as determined under the termination provisions of the Duracell Inc. Cash Balance Plan, whether or not such person otherwise elects to make contributions to this Plan under Section 1 or 2 of this Article.

     A Participant whose Termination of Employment is on account of Retirement or Total and Permanent Disability also may elect to contribute as a Rollover Contribution all or any portion of a qualified total distribution received from The Gillette Company Employee Stock Ownership Plan.

     Rollover Contributions may be made in either cash or whole shares of Company Stock. While employed by any of the Affiliated Companies, no Participant shall be entitled to make a Rollover Contribution of any amount attributable to a distribution from this Plan except a distribution received as an alternate payee pursuant to a qualified domestic relations order under Section 6 of Article XVI. No Rollover Contribution may be made to the Plan unless the Eligible Employee has demonstrated to the Committee's satisfaction that the contribution satisfies the conditions for tax-free rollover treatment under Section 402(c), Section 403(a) or Section 408(d) of the Code, as applicable. If a Rollover Contribution is being made from an amount distributed from an individual retirement account, the entire amount in such individual retirement account must have been attributable at all times to a tax-free rollover contribution from an employer tax-qualified plan and earnings thereon.

6. Timing of Contributions. The Tax-Deferred Savings and Taxed Savings elected by each Participant for a Payroll Period shall be deducted and withheld from such Participant's Compensation otherwise payable for such Payroll Period, and shall be contributed by the Participating Company employing such Participant to the Trust on the pay date with respect to such Payroll Period or as soon as practicable thereafter (and in any event no later than the 15th Business Day of the month following the month in which such pay date occurs). The Company Contribution relating to a Participant's Matched Savings for a Payroll Period shall be contributed by the Participating Company employing such Participant at the same time as such Participating Company contributes such Matched Savings to the Trust (and in any event no later than the due date, including extensions, for the Participating Company's income tax return). A Participant's Rollover Contribution shall be contributed to the Trust as soon as practicable following receipt of such contribution by the Participating Company employing such Participant (and in any event no later than the 15th Business Day of the month following the month such contribution is so received).

7. Return of Contributions. Each contribution to the Plan is expressly conditioned upon the qualification of the Plan under Section 401(a) of the Code and Section 165(a) of the Puerto Rico Code, and upon the deductibility of the contribution of Tax-Deferred Savings and Company Contributions under
     Section 404(a)(3) of the Code or Section 23(p) of the Puerto Rico Code, as applicable. In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under Section 401(a) of the Code, all contributions made by or on behalf of Participants shall be returned to the Participants and the appropriate Participating Companies within one year following the date of such determination. In the event that the Secretary of the Puerto Rico Treasury determines that the Plan is not initially qualified under Section 165(a) of the Puerto Rico Code, all contributions made by or on behalf of Puerto Rican Participants shall be returned to such Puerto Rican Participants and the appropriate Participating Companies within one year following the date of such determination. To the extent that the deduction taken with respect to any contribution of Tax-Deferred Savings or Company Contributions is disallowed, such contribution shall be returned to the appropriate Participating Company within one year following the date of such disallowance.

8. Make-Up Contributions. During the period specified below, a Participant who is entitled to veterans' reemployment rights under Chapter 43 of Title 38, United States Code, may elect to make contributions to the Plan in addition to those described in Sections 1, 2 and 5 of this Article. Contributions elected to be made by a Participant under this Section shall be designated as additional Matched Savings and/or as additional Unmatched Savings (and, if additional Unmatched Savings, as either Tax-Deferred Savings of Taxed Savings), and together with the additional Company Contributions corresponding to the elected additional Matched Savings (collectively, "Make-Up Contributions") shall be permitted up to the respective limitations on such contributions under the Plan as in effect during the Participant's period of qualified military service (within the meaning of Section 414(u)(5) of the Code). For the purpose of applying the provisions of this Section, the Participant shall be deemed to have received Compensation and Testing Compensation during the period specified below at the same rate as the Participant was receiving immediately prior to the commencement of the Participant's period of qualified military service.

     Make-Up Contributions may be made by or on behalf of a Participant during the period beginning on the Participant's date of reemployment with the Participating Companies and continuing for the lesser of (i) the product of three (3) and the Participant's period of qualified military service and
     (ii) five years. For all relevant purposes of the Plan, except as specifically provided otherwise, Make-Up Contributions shall be treated the same as the contribution type(s) corresponding to the Participant's election.


                                    ARTICLE V

                              PARTICIPANT ACCOUNTS


1. Maintenance of Accounts. The Recordkeeper shall maintain for each Participant a Tax-Deferred Savings Account, Taxed Savings Account, Company Contribution Account and, if applicable, a Rollover Account.

2. Crediting of Contributions to Accounts. The Recordkeeper shall credit to the Tax-Deferred Savings Account, Taxed Savings Account and Company Contribution Account of each Participant the amount of Tax-Deferred Savings and Taxed Savings deducted and withheld from such Participant's Compensation for a Payroll Period, and the Company Contribution corresponding to that portion of such Tax-Deferred Savings and Taxed Savings which constitutes Matched Savings, respectively, as of the close of the Business Day on which the Participating Company employing such Participant remits to the Trustee the amount of such contributions on behalf of such Participant for such Payroll Period. The Recordkeeper shall credit to the Rollover Account of a Participant the amount of any Rollover Contribution as of the close of the Business Day on which the Participating Company employing such Participant remits to the Trustee the amount of such contribution. If the Trustee receives any contribution following the close of a Business Day, or on a day that is not a Business Day, the Recordkeeper shall credit the amount of such contribution to the applicable Account as of the close of the next following Business Day.

3. Allocation of Investment Gains and Losses. Subject to the final paragraph of this Section, as of the close of each Business Day, the Trustee shall determine the Fair Market Value of each of the Investment Funds. The increase or decrease in the Fair Market Value of an Investment Fund since the preceding Business Day shall be allocated among Participants' Accounts invested in such Investment Fund on that Business Day (determined prior to giving effect to contributions, transfers, loans and withdrawals made as of the close of such Business Day) in proportion to the number of shares or units of that Investment Fund credited to each such Account as of the close of the preceding Business Day (giving effect to contributions, transfers, loans and withdrawals made as of the close of such preceding Business Day).

     Notwithstanding the foregoing, with respect to the Gillette Company Stock Fund, as of the ex-dividend date for each quarterly dividend payable with respect to shares of Company Stock held in such Fund, the Trustee shall determine the Participants' Accounts entitled to receive the dividend and the number of shares of Company Stock then credited to each such Account. As of the dividend payment date for such dividend, the Trustee shall calculate an adjusted dividend to reflect any differences between the Value of Company Stock credited to Participants' Accounts and the actual purchase and sales prices of shares of Company Stock for the Gillette Company Stock Fund, and any interest or income earned by such Fund, since the preceding dividend payment date. On the dividend payment date, the Trustee shall allocate such adjusted dividend (whether positive or negative) among the eligible Participants' Accounts on a proportionate basis.


                                   ARTICLE VI

                             INVESTMENT OF ACCOUNTS


1. Investment Funds. The Committee shall, from time to time, select one or more Investment Funds from among each of the investment categories set forth below, for the investment of the assets of the Trust Fund in accordance with the elections of Participants made pursuant to the provisions of this Article. The Administrator shall furnish to Participants descriptions of the Investment Funds available from time to time, which descriptions shall include information relating to the investment objective, types of investments and investment performance of each Investment Fund.

     The investment categories for Investment Funds which may be made available under the Plan are as follows:

     Gillette Company Stock Fund. A fund managed by the Trustee or an Investment Manager which is designed to invest primarily in shares of Company Stock. The fund may hold a portion of its assets in short term liquid investments in order to satisfy the fund's liquidity needs for transfers, loans and withdrawals, and may obtain loans of such amounts from the Company as may be necessary or appropriate to acquire or maintain such short term liquid investments provided that (i) no interest shall be charged to the fund,
     (ii) all such loans shall be unsecured and (iii) the loans shall comply in all other respects with the requirements of Prohibited Transaction Exemption 80-26. Shares of Company Stock may be acquired by the Trustee or Investment Manager either on the open market or in purchases directly from the Company at fair market value or, in the case of Company Contributions, may be contributed in kind by the Company at fair market value.

     Stable Value Fund. A fund managed by the Trustee, the Committee or an Investment Manager, or a Registered Investment Company selected by the Committee, which seeks to preserve the principal amount invested as well as to generate a competitive level of interest income over time, by investing in high quality short and intermediate term investment contracts and other instruments issued by insurance companies, banks and other financial institutions. The fund may hold a portion of its assets in short term liquid investments in order to satisfy the fund's liquidity needs for transfers, loans and withdrawals.

     Money Market Fund. A fund managed by the Trustee or an Investment Manager, or a Registered Investment Company selected by the Committee, which seeks to keep invested principal stable while generating current interest or income, by investing in high-quality money market instruments.

     Bond Fund. A fund managed by the Trustee or an Investment Manager, or a Registered Investment Company selected by the Committee, which seeks to provide current income consistent with the preservation of principal by investing primarily in bonds and other fixed-income obligations issued by corporations, banks, the United States government and its agencies and instrumentalities. The fund may hold a portion of its assets in short term liquid investments in order to satisfy the fund's liquidity needs for transfers, loans and withdrawals.

     Asset Allocation Fund. A fund managed by the Trustee or an Investment Manager, or a Registered Investment Company selected by the Committee, which seeks to provide total return through both capital appreciation and current income, by investing in a flexible portfolio of common and preferred stocks, convertible securities, bonds and other fixed-income obligations. The fund may hold a portion of its assets in short term liquid investments in order to satisfy the fund's liquidity needs for transfers, loans and withdrawals.

     Equity Index Fund. A fund managed by the Trustee or an Investment Manager, or a Registered Investment Company selected by the Committee, which seeks to provide investment results that correspond to a recognized index of stock market performance such as the Standard & Poor's 500 Index, Russell 2000 Index or Wilshire 4500 Index. The fund shall invest primarily in the common stocks of the companies that make up the designated stock index. The fund may hold a portion of its assets in short term liquid investments in order to satisfy the fund's liquidity needs for transfers, loans and withdrawals.

     Equity Growth Fund. A fund managed by the Trustee or an Investment Manager, or a Registered Investment Company selected by the Committee, which seeks to provide capital appreciation by investing primarily in common stocks and other securities of corporations (both domestic and foreign). The fund may hold a portion of its assets in short term liquid investments in order to satisfy the fund's liquidity needs for transfers, loans and withdrawals.

     Growth and Income Fund. A fund managed by the Trustee or an Investment Manager, or a Registered Investment Company selected by the Committee, which seeks to provide capital appreciation, current income and growth of income, by investing primarily in dividend paying common stocks. The fund may hold a portion of its assets in short term liquid investments in order to satisfy the fund's liquidity needs for transfers, loans and withdrawals.

     International Fund. A fund managed by the Trustee or an Investment Manager, or a Registered Investment Company selected by the Committee, which seeks capital appreciation by investing primarily in common stocks and other securities of corporations located anywhere outside the United States (in developed and/or undeveloped countries). The fund may hold a portion of its assets in short term liquid investments in order to satisfy the fund's liquidity needs for transfers, loans and withdrawals.

2. Investment Elections. Each Participant, upon electing to contribute under the Plan, shall designate the Investment Fund or Funds in which such Participant's Taxed Savings and Tax-Deferred Savings shall be invested, on a form prescribed by the Committee for such purpose. The election may include any one or more of the Investment Funds available for investment at such time, and shall be in whole percentage increments of each such Investment Fund. A Participant's investment election shall remain in effect with respect to all future Taxed Savings and Tax-Deferred Savings made on the Participant's behalf unless and until changed by the Participant in accordance with Section 3 of this Article VI.

     A Participant making a Rollover Contribution to the Plan shall make a separate designation of the Investment Fund or Funds in which such Rollover Contribution shall be invested, on a form prescribed by the Committee for such purpose. The election may include any one or more of the Investment Funds available for investment at such time, and shall be in whole percentage increments of any Investment Fund.

     If a Participant fails to make an investment election, all Taxed Savings and Tax-Deferred Savings made on behalf of the Participant, and any Rollover Contribution made by the Participant, shall be invested 100% in the Money Market Fund until transferred in accordance with Section 5 of this Article.

     A Participant's Taxed Savings, Tax-Deferred Savings and any Rollover Contribution shall be invested in shares of the Investment Fund or Funds designated in accordance with the preceding paragraphs of this section, based upon the Fair Market Value of such shares at the close of the Business Day on which such contribution is received by the Trustee.

3. Change in Investment Election. A Participant may change the Investment Fund or Funds in which future Taxed Savings and Tax-Deferred Savings are to be invested, in accordance with Section 2 of this Article VI, at any time by telephonic instruction to the Recordkeeper. Such change in investment election shall be effective as of the close of the Business Day on which the Recordkeeper receives such instruction or, if such instruction is received after the close of a Business Day, as of the close of the next following Business Day.

4. Investment of Company Contribution. Each Company Contribution made to the Plan by a Participating Company shall be invested 100% in shares of the Gillette Company Stock Fund, based upon the Fair Market Value of such shares at the close of the Business Day on which such contribution is received by the Trustee.

5. Transfers Among Investment Funds. Subject to the limitations set forth in paragraphs (a) through (d) below, a Participant may elect at any time to transfer the value of his Accounts from any Investment Fund to any of the other Investment Funds, by designating the percentage of the Accounts invested in the transferring Investment Fund to be transferred (in whole percentage increments) and the percentage of such transferred amount to be invested in the receiving Investment Fund or Funds (in whole percentage increments). A separate transfer election may be made with respect to each of the Participant's Tax-Deferred Savings Account, Taxed Savings Account, Company Contribution Account (if eligible pursuant to paragraph (c) below) and Rollover Account (if any). The Participant shall make a transfer election by telephonic instruction to the Recordkeeper. Such transfer election shall be effective, and the affected Investment Funds shall be valued for the purpose of implementing such election, as of the close of the Business Day on which the Recordkeeper receives such instruction or, if such instruction is received after the close of a Business Day, as of the close of the next following Business Day.

     Transfer elections by Participants shall be limited in the following respects:

     (a) The minimum amount that may be transferred from any Investment Fund shall be $250 or, if less, the entire balance of the Participant's Accounts invested in such Investment Fund.

     (b) Amounts invested in the Stable Value Fund may not be transferred directly to either the Money Market Fund or the Bond Fund, but must first be transferred to either the Asset Allocation Fund, Growth and Income Fund, Equity Index Fund, Growth Fund, International Fund or Gillette Company Stock Fund and must remain in such Investment Fund for a period of at least 90 days.

     (c) Transfers of Company Contribution Accounts from the Gillette Company Stock Fund may be made only by Participants who have attained or will attain age 50 in the year of the transfer, Participants who have become Totally and Permanently Disabled, Participants who have incurred a Termination of Employment and Beneficiaries of deceased Participants. The foregoing limitation shall not be applicable with respect to that portion of the Company Contribution Account of any Participant which is attributable to amounts transferred to such Account as part of either (i) a transfer of assets and liabilities from the Parker Pen 401(k) Plan to this Plan, (ii) the merger of The Thermoscan Inc. 401(k) Employee Savings Plan with and into this Plan, or (iii) the merger of the Duracell Inc. Thrift Plan with and into this Plan.

     (d) The Committee, the Trustee or Investment Manager of any Investment Fund, or the manager of any Registered Investment Company in which an Investment Fund has an interest, may in its discretion limit the number of transfers which may be made to or from such Investment Fund or Registered Investment Company, at any time. The Committee also shall have the discretionary right to suspend the availability of transfers among any or all of the Investment Funds at any time without prior notice to Participants.

     The provisions of this Section also shall apply to former employees and Beneficiaries of former employees for whom Accounts are maintained under the Plan on or after September 21, 2000.


                                   ARTICLE VII

                             VESTING AND FORFEITURES


1. Vesting of Participant Contributions. A Participant shall at all times be 100% vested in all amounts credited to his Tax-Deferred Savings Account, Taxed Savings Account and Rollover Account.

2. Vesting of Company Contributions. A Participant shall become 100% vested in all amounts credited to his Company Contribution Account upon his Termination of Employment by reason of death, Retirement, Total and Permanent Disability or layoff for lack of work if, in the Committee's opinion, it is not probable that the Participant will be recalled to employment with a Participating Company within one year from the date of such layoff. If a Participant's Termination of Employment is on account of a layoff for lack of work and, in the Committee's opinion, it is probable that the Participant will be recalled to employment with a Participating Company within one year from the date of such layoff, but the Participant is not in fact recalled to such employment within such one year period, the Participant shall become 100% vested in his Company Contribution Account on the date which is one year following the date of such layoff.

     Prior to Termination of Employment, a Participant shall become 100% vested in his Company Contribution Account upon the earliest to occur of (i) the Participant's attainment of age 65, (ii) the Participant's completion of 5 Years of Service, or (iii) the Participant's completion of 2 Years of Participation.

     Notwithstanding the foregoing, a Participant who previously participated in a tax-qualified profit-sharing plan maintained by a company that becomes a Participating Company, which plan is merged with and into this Plan or the assets and liabilities of which plan are transferred directly to this Plan, shall be vested in no less a percentage of his Company Contribution Account than such Participant was vested in the employer contribution account under such other plan immediately prior to such merger or transfer of assets and liabilities.

     Notwithstanding the foregoing, a Participant who participated in the Plan prior to July 1, 1993 shall be vested in no less a percentage of his Company Contribution Account than such Participant was vested in such Account as of June 30, 1993.

     Notwithstanding the foregoing, each Participant who was an employee of Jafra Cosmetics International, Inc. ("Jafra") on January 26, 1998 and who incurs a Termination of Employment (including by reason of Retirement, if applicable) either (i) by continuing to be employed by Jafra immediately following the date Jafra ceases to be a Participating Company by reason of the sale of Jafra pursuant to a certain Acquisition Agreement dated January 26, 1998 ("Jafra Sale"), or (ii) by being involuntarily terminated from the employment of a Participating Company other than Jafra as a direct result of the Jafra Sale, shall become 100% vested in his Company Contribution Account upon the consummation of the Jafra Sale.

     Notwithstanding the foregoing, each Participant who is an employee of Duracell Inc. or another Participating Company on January 1, 1999, and who was a participant in the Duracell Inc. Thrift Plan (`Duracell Thrift Plan') as of December 31, 1998, shall be vested in no less a percentage of his Company Contribution Account than such Participant would be vested in his sub-account under the Duracell Thrift Plan attributable to Employing Company Contributions, based upon the Participant's total Period of Service and the provisions of Duracell Thrift Plan in effect as of December 31, 1998.

     Notwithstanding the foregoing, each Participant who incurs a Termination of Employment (including by reason of Retirement, if applicable) either (i) by continuing to be employed by the Company's Stationery Business ("Stationery Business") or its successor organization immediately following the sale of the Stationery Business pursuant to a certain Purchase Agreement dated August 21, 2000 ("Stationery Sale"), or (ii) by being terminated from the employment of a Participating Company as a direct result of the Stationery Sale, shall become 100% vested in his Company Contribution Account upon the Participant's Termination of Employment.

3. Forfeiture of Unvested Account. A Participant who incurs a Termination of Employment prior to becoming fully vested in his Company Contribution Account shall forfeit the unvested portion of such Account upon the earlier to occur of (i) the date on which the Participant withdraws the entire vested portion of his Plan Accounts, or (ii) the date on which the Participant incurs a Period of Severance of 5 years. Forfeitures shall be applied to reduce, for the next practicable Payroll Period, the Company Contribution of the Participating Company that last employed the Participant prior to his Termination of Employment. Following the Recordkeeper's receipt of notice from the Participating Company of the Participant's Termination of Employment, and pending forfeiture in accordance with this Section, the unvested portion of the Participant's Company Contribution Account shall not be subject to the Participant's investment elections pursuant to Article VI and instead shall remain invested in the Gillette Company Stock Fund.

4. Restoration of Forfeiture. If a Participant incurred a forfeiture by withdrawing the entire vested portion of his Plan Accounts within the 5-year period following the date of his Termination of Employment, and such Participant is reemployed by a Participating Company within such 5-year period, the Participant may restore the amount of the forfeiture to his Company Contribution Account by repaying the amount previously withdrawn within 5 years of his Reemployment Commencement Date. The amount repaid by the Participant shall be credited to his Taxed Savings and/or Rollover Account, as appropriate, and shall be invested in the same Investment Funds (and in the same proportion) in which such Participant's Taxed Savings and Tax-Deferred Savings are then being invested, in accordance with Section 2 of Article VI (or, if the Participant is not making contributions to the Plan at such time, such amount shall be invested 100% in the Money Market Fund until transferred in accordance with Section 5 of Article VI). The amount restored to the Participant's Company Contribution Account shall be taken from any available forfeitures allocable to the Participating Company for whom the Participant is then employed, and if no such forfeitures are then available such Participating Company shall make an additional contribution with its Company Contribution for the next practicable Payroll Period. The amount so restored shall be invested in the Gillette Company Stock Fund in accordance with Section 4 of Article VI.

     A Participant who incurs a 5-year Period of Severance shall not be entitled to have such forfeited amount restored to his Account even if such Participant is reemployed by a Participating Company following such 5-year period.


                                  ARTICLE VIII

                                      LOANS


1. Authorization for Plan Loans. The Committee is authorized to establish and prescribe the terms and conditions of a loan program by which Participants may elect to borrow from their Plan Accounts. The Committee may prescribe rules and procedures governing the operation of the loan program, and shall have the discretionary right to suspend the loan program at any time without prior notice to Participants.

2. Eligibility for Loans. A Participant actively employed by a Participating Company, including any Participant whose participation is suspended pursuant to Section 3 of Article III, Section 1(c) of Article IX or, upon demonstration of a hardship, Section 4 of Article III, shall be eligible to apply for a loan under the Plan by telephonic instruction to the Recordkeeper. Loans shall be processed as of the close of the Business Day on which such instruction is received by the Recordkeeper (or, if applicable, the close of the Business Day on which the Recordkeeper receives the Committee's approval of the loan) or, if the instruction or approval is received following the close of such Business Day, as of the close of the next following Business Day. The Participant shall be furnished a statement by the Recordkeeper as soon as practicable following the Participant's application for the loan, which statement shall identify the material terms of the loan and provide such other information required by applicable law or deemed desirable by the Committee.

3. Maximum Amount of Loan. The principal amount of any loan taken by a Participant shall not exceed the lesser of (i) $50,000, reduced by the highest outstanding balance of loans to the Participant from the Plan during the 12-month period ending on the day before the date the loan is made, or (ii) 50% of the value (determined as of the close of the Business Day on which the loan is processed) of the Participant's vested Accounts, reduced by the outstanding balance of loans to the Participant from the Plan on the date the loan is made.

4. Minimum Amount of Loan. The minimum amount of any loan made under the Plan shall be $500.

5. Frequency Limitation; Maximum Number. A Participant may apply for no more than two loans during any Plan Year. No more than two loans under the Plan to any Participant may be outstanding at any time.

6. Maximum Term of Loan. The term for repayment of any loan made under the Plan shall not exceed 5 years from the date the loan is made.

7. Interest Rate on Loan. Interest shall be charged on each loan made under the Plan at a rate determined by the Committee in accordance with Section 4975(d) of the Code, Section 408(b) of ERISA and the regulations thereunder, which rate shall be applied on a uniform and nondiscriminatory basis.

8. Source of Loan Proceeds. A Participant's loan from the Plan shall be made first from the Participant's Tax-Deferred Savings Account, next from the Participant's Rollover Account, next from the Participant's Taxed Savings Account, and last from the Participant's Company Contribution Account. The proceeds of such loan shall be withdrawn from the Investment Funds in which each affected Account is then invested on a pro rata basis.

9. Method of Loan Repayment. A Participant generally shall be required to repay a loan made from the Plan by regular payroll deduction over the Payroll Periods included in the term for repayment of the loan. However, if a Participant, while actively employed by a Participating Company, is not expected to receive Compensation for one or more Payroll Periods, or is expected to receive an insufficient amount of Compensation to satisfy the required amount of repayment, arrangements may be made between the Participant and the Participating Company employing such Participant for a method of loan repayment (not less frequently than monthly) other than payroll deduction.

     Payments of principal and interest included in each loan repayment shall be credited to the Participant's Accounts in the reverse order from which the loan proceeds were taken until the loan amounts attributable to each such Account is repaid in full. Such amounts shall be invested in the Investment Funds in accordance with the Participant's investment election in effect at the time of such repayment pursuant to Section 2 or 3 of Article VI. If the Participant is not contributing to the Plan at the time of any loan repayment, such amount shall be invested in the Investment Funds in accordance with the Participant's most recent election on the records of the Recordkeeper. Notwithstanding the preceding two sentences, loan repayments credited to the Participant's Company Contribution Account shall be invested 100% in the Gillette Company Stock Fund. Loan repayments shall be credited to the Participant's Accounts at the Fair Market Value of the applicable Investment Funds determined as of the close of the Business Day on which such amounts are received by the Trustee or, if such amounts are received following the close of a Business Day, as of the close of the next following Business Day.

10. No Prepayment Penalty. A loan made from the Plan may be prepaid at any time, in whole or in part, without penalty.

11. Security for Loan. A loan made to a Participant under the Plan shall be secured by 50% of the Participant's vested Accounts determined at the time the loan is made, and such other collateral as the Committee may require.

12. Acceleration of Loan. The outstanding principal balance of a loan made to a Participant under the Plan (and any accrued interest thereon) shall become immediately due and payable upon (i) the Termination of Employment of the Participant, (ii) the Termination of Eligible Status of the Participant, or
     (iii) the Participant's failure to make a loan repayment when due unless such failure is cured within 90 days of such due date. Notwithstanding the foregoing, and solely for the purposes of this Section, (a) a Participant who remains in the employ of Jafra Cosmetics International, Inc. ("Jafra") following the consummation of the sale of Jafra, pursuant to a certain Acquisition Agreement dated January 26, 1998 ("Jafra Sale"), shall not be treated as having incurred a Termination of Employment or a Termination of Eligible Status by reason of the Jafra Sale during the Participant's period of continued employment with Jafra or its successor, and (b) a Participant described in the final paragraph of Section 2 of Article VII, by reason of the Company's sale of its Stationery Business pursuant to a certain Purchase Agreement dated August 21, 2000 shall not be treated as having incurred a Termination of Employment or a Termination of Eligible Status.

13. Loan Default. A loan made to a Participant under the Plan shall be deemed in default if not repaid in full prior to (i) the 90th day following the date on which the loan balance is accelerated on account of any of the events described in Section 12 of this Article, (ii) the date on which the Participant requests a withdrawal of his entire vested Accounts while the loan remains outstanding, or (iii) the date which is 5 years following the date on which the loan was made. A defaulted loan shall be treated as a withdrawal elected by the Participant from his Accounts or, if a withdrawal has been requested, as an offset against the amount of the Participant's withdrawal.

14. Effect of Military Leave of Absence. If a Participant with an outstanding loan from the Plan begins a leave of absence on account of qualified military service (within the meaning of Section 414(u)(5) of the Code), the suspension of the Participant's obligation to repay such loan shall not be treated as a violation of the provisions of Section 6 or 9 of this Article and thus shall not result in the acceleration or default of the loan pursuant to Section 12 or 13 of this Article.


                                   ARTICLE IX

                          WITHDRAWALS DURING EMPLOYMENT


1. General Provisions. A Participant, while employed by a Participating Company or by a non-participating Affiliated Company located in the United States or Puerto Rico, may withdraw amounts from such Participant's vested Accounts at any time subject to the provisions of Sections 2 through 6 of this Article and the following general limitations:

     (a) The minimum amount of any withdrawal shall be $500 (or, if less, the entire value of the Participant's vested Accounts then available for withdrawal).

     (b) Except in the case of a withdrawal on account of a hardship in accordance with Section 5 of this Article, no more than two withdrawals may be made by a Participant during any Plan Year.

     (c) Unless a Participant's withdrawal is taken solely from his Rollover Account and/or from Taxed Savings which have been held in the Plan for at least two years (and any allocable earnings thereon), or the Participant has attained age 59 1/2 prior to requesting the withdrawal, the Participant's participation in the Plan shall be suspended for a period of six months commencing with the next practicable Payroll Period following the date of the withdrawal. If such Participant makes an additional withdrawal that results in another suspension in participation, the period of suspension shall be extended to six months from the date of the latest withdrawal.

     (d) While employed by a Participating Company or by a non-participating Affiliated Company located in the United States or Puerto Rico, a Participant may not withdraw any portion of his Rollover Account attributable to amounts transferred in a direct rollover from the terminated Duracell Inc. Cash Balance Plan.

     A Participant shall make a withdrawal from his Accounts by telephonic instruction to the Recordkeeper. For purposes of determining the amount available for withdrawal, a Participant's Accounts shall be valued as of the close of the Business Day on which the withdrawal instruction is received by the Recordkeeper or, if such instruction is received following the close of a Business Day, as of the close of the next following Business Day. If a Participant's requested amount of withdrawal exceeds the value of his Accounts from which the withdrawal is elected, only the value of the Participant's vested interest in such elected Accounts shall be distributed to him.

     The Committee may prescribe rules and procedures governing the ordering of withdrawals from the various Account types, and shall have the discretionary right to suspend the making of withdrawals from the Plan at any time without prior notice to Participants. Withdrawals shall be taken from the Investment Funds in which each affected Account is then invested on a pro rata basis, unless the Participant elects to have the withdrawal taken from one or more specific Investment Funds in which an affected Account is then invested.

2. Withdrawals from Taxed Savings Accounts. A Participant's withdrawal from his Taxed Savings Account shall be made first from Taxed Savings contributed to the Plan prior to January 1, 1987 ("pre-1987 Taxed Savings"), next from Taxed Savings contributed to the Plan after December 31, 1986 ("post-1986 Taxed Savings") and an allocable amount of earnings credited on such post-1986 Taxed Savings, and last from the earnings credited on pre-1987 Taxed Savings.

3. Withdrawals from Company Contribution Accounts. While employed by a Participating Company or by a non-participating Affiliated Company located in the United States or Puerto Rico, a Participant may not withdraw Company Contributions which have not been held in the Plan for at least two years (and any allocable earnings thereon) unless the Participant has attained age 59 1/2 prior to requesting such withdrawal.

4. Withdrawals from Tax-Deferred Savings Accounts. A Participant may not withdraw any amount from his Tax-Deferred Savings Account other than (i) following the Participant's termination of employment with all Affiliated Companies located in the United States or Puerto Rico, including by reason of Retirement or death, (ii) following the Total and Permanent Disability of the Participant, (iii) on account of a hardship in accordance with the provisions of this Section 5 of this Article, (iv) following the Participant's attainment age 59 1/2, (v) upon the termination of the Plan without the establishment or maintenance of another defined contribution plan other than an employee stock ownership plan (as defined in Section 4975(e)(7) of the Code), (vi) upon the disposition by the Participating Company employing such Participant of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used by such Participating Company in its trade or business, provided that the Participant continues in the employment of the corporation acquiring such assets, or (vii) upon the disposition of the stock of a subsidiary (within the meaning of Section 409(d)(3) of the Code) that had been the Participating Company employing such Participant, provided that the Participant continues in the employment of such subsidiary.

5. Hardship Withdrawals. For the purposes of Section 4 of this Article, a withdrawal will be considered made on account of a hardship only if the withdrawal both is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy the financial need. The existence of an immediate and heavy financial need and of the amount necessary to meet the need shall be determined by the Committee based upon all relevant facts and circumstances and in accordance with such nondiscriminatory and objective standards as may be contained in the Plan and the Committee's rules and procedures governing its administration of the Plan.

     For the purposes of this Section, a withdrawal shall be deemed to be on account of an immediate and heavy financial need of the Participant if the withdrawal is for (i) expenses for medical care previously incurred by the Participant or his spouse or dependents, or necessary for these persons to obtain medical care, (ii) costs, excluding mortgage payments, which are directly related to the purchase of the Participant's principal residence,
     (iii) payment of tuition and related educational fees for up to the next 12 months of post-secondary education for the Participant or his spouse, children or dependents, (iv) payments necessary to prevent the eviction of the Participant from his principal residence, or the foreclosure on the mortgage on that residence, (v) payment of the funeral expenses of a member of the Participant's family, (vi) any other reason set forth in regulations or rulings of general application issued by the Internal Revenue Service or
     (vii) any other reason determined by the Committee, and applied on a uniform and nondiscriminatory basis, to constitute an immediate and heavy financial need.

     For the purposes of this Section, a withdrawal shall be deemed necessary to satisfy an immediate and heavy need if all of the following requirements are satisfied:

     (a) The amount of the withdrawal is not in excess of the amount determined by the Committee to be the immediate and heavy financial need of the Participant, which may include the amount necessary to pay any Federal, state (including Puerto Rico) or local income taxes or penalties reasonably anticipated to result from the withdrawal.

     (b) The Participant has obtained all withdrawals (other than from his Tax-Deferred Savings Account) and all loans then available to such Participant under the Plan and all other plans maintained by the Participating Companies, unless obtaining any such loan would itself create a hardship.

     (c) The Participant has certified in writing that the need cannot reasonably be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets, by cessation of Tax-Deferred Savings or Taxed Savings under the Plan, or by borrowing from commercial sources on reasonable commercial terms.

     When requesting a hardship withdrawal from the Recordkeeper, the Participant must specify the amount of the withdrawal which is subject to the requirements of this Section. If the Committee approves the Participant's request for the hardship withdrawal, the request shall be processed as of the close of the Business Day on which the Recordkeeper receives the Committee's approval or, if such approval is received by the Recordkeeper following the close of a Business Day, as of the close of the next following Business Day.

     The maximum amount that may be withdrawn by a Participant from his Tax-Deferred Savings Account on account of a hardship shall be the sum of the Participant's aggregate Tax-Deferred Savings contributed to the Plan and the earnings allocable to such contributions which were credited prior to January 1, 1989, such sum reduced by the amount previously withdrawn by the Participant from his Tax-Deferred Savings Account.

6. Form of Withdrawal. A withdrawal made by a Participant while in the employ of a Participating Company or a non-participating Affiliated Company located in the United States or Puerto Rico shall be paid in the form of a single cash distribution in an amount equal to the value of the withdrawn Accounts, except that amounts withdrawn from the Gillette Company Stock Fund shall be paid in the form of full shares of Company Stock and cash in lieu of fractional shares unless, if such form is approved by the Company, the Participant elects to receive payment of the entire withdrawal in cash. If such withdrawal includes amounts other than Taxed Savings, and otherwise qualifies as an "eligible rollover distribution" under Section 402(c) of the Code, the Participant may elect to have all or any portion of the withdrawn amount (other than the portion representing Taxed Savings) paid directly to another employer's plan qualified under Section 401(a) or
     Section 403(a) of the Code or to an individual retirement account or annuity (other than an endowment contract) described in Section 408(a) and
     (b) of the Code.


                                    ARTICLE X

                 WITHDRAWALS FOLLOWING TERMINATION OF EMPLOYMENT


1. Termination of Employment. A Participant, following termination of employment with all Affiliated Companies located in the United States or Puerto Rico, including by reason of Retirement or Total and Permanent Disability, may withdraw amounts from such Participant's vested Accounts at any time subject to the provisions of Sections 3 through 8 of this Article.

2. Death of Participant. Following the death of a Participant, whether or not the Participant is in the employ of a Participating Company at such time, the Participant's surviving spouse or other Beneficiary may withdraw amounts from the Participant's Accounts in which such person has an interest at any time subject to the provisions of Sections 3 through 8 of this Article.

3. General Provisions Governing Post-Termination Withdrawals. Withdrawals under the Plan made by a terminated Participant, or by the surviving spouse or other Beneficiary of a deceased Participant, shall be subject to the following provisions:

     (a) The minimum amount of any withdrawal shall be $500 (or, if less, the entire value of the Participant's Accounts in which such person has an interest).

     (b) Withdrawals shall be made by telephonic instruction to the Recordkeeper. For purposes of determining the amount available for withdrawal, the person's Accounts shall be valued as of the close of the Business Day on which the withdrawal instruction is received by the Recordkeeper or, if such instruction is received following the close of a Business Day, as of the close of the next following Business Day. If a person's requested amount of withdrawal exceeds the value of the Accounts from which the withdrawal is elected, only the value of the elected Accounts shall be distributed.

     (c) The Committee may prescribe rules and procedures governing the ordering of withdrawals from the various Account types, and shall have the discretionary right to suspend the making of withdrawals from the Plan at any time without prior notice to Participants, spouses, Beneficiaries or any other persons. Withdrawals shall be taken from the Investment Funds in which each affected Account is then invested on a pro rata basis, unless the Participant elects to have the withdrawal taken from one or more specific Investment Funds in which an affected Account is then invested.

     (d) If a person requests a withdrawal in any Plan Year commencing with the Plan Year in which such person's Required Beginning Date occurs, the amount of the first withdrawal to such person in such Plan Year shall be at least the required minimum distribution (determined in accordance with Section 8 of this Article X) for such year.

     The provisions of this Article also shall apply to former employees and Beneficiaries of former employees for whom Accounts are maintained under the Plan on or after September 21, 2000.

4.   Payment Options.

     (a) Terminated Participants. A withdrawal made by a terminated Participant may be paid, in whole or in part, in any of the following forms as elected by the Participant, subject to the provisions of Sections 5 through 8 of this Article: (i) a single lump sum distribution, (ii) a series of substantially equal annual installments over a period of between two and 10 years, inclusive, or
           (iii) if the Participant's termination of employment is by reason of Retirement or Total and Permanent Disability, application of the withdrawn amount to purchase an annuity contract on behalf of such Participant. In the case of a withdrawal that includes amounts other than Taxed Savings, is not part of a required minimum distribution pursuant to Section 8 of this Article, and otherwise qualifies as an "eligible rollover distribution" under Section 402(c) of the Code, the Participant may elect to have all or any portion of the withdrawn amount (other than the portion representing Taxed Savings) paid directly to another employer's plan qualified under Section 401(a) or
           Section 403(a) of the Code or to an individual retirement account or annuity (other than an endowment contract) described in Section 408(a) and (b) of the Code.

           Except as provided in Section 6 of this Article, no payment shall be made to a Participant hereunder prior to the Participant's attainment of age 65 without the Participant's consent (which may be furnished in the Participant's telephonic instructions to the Recordkeeper or by such other means prescribed by the Committee).

     (b) Surviving Spouses. A withdrawal made by the surviving spouse of a Participant may be paid, in whole or in part, in any of the following forms as elected by the spouse, subject to the provisions of Sections 5 through 8 of this Article: (i) a single lump sum distribution, (ii) a series of substantially equal annual installments over a period of between two and 10 years, inclusive, or (iii) application of the withdrawn amount to purchase an annuity contract on behalf of such spouse. In the case of a withdrawal that includes amounts other than Taxed Savings, is not part of a required minimum distribution pursuant to Section 8 of this Article, and otherwise qualifies as an "eligible rollover distribution" under Section 402(c) of the Code, the spouse may elect to have all or any portion of the withdrawn amount (other than the portion representing Taxed Savings) paid directly to an individual retirement account or annuity (other than an endowment contract) described in Section 408(a) and (b) of the Code.

     (c) Other Beneficiaries. A withdrawal made by a Participant's Beneficiary (other than the Participant's surviving spouse) following the death of such Participant may be paid, in whole or in part, in any of the following forms as elected by the Beneficiary, subject to the provisions of Sections 5 through 8 of this Article: (i) a single lump sum distribution, or (ii) a series of substantially equal annual installments over a period of between two and 10 years, inclusive.

5. Form of Payment. Withdrawals made by a terminated Participant, surviving spouse or other Beneficiary shall be paid in the form of cash, except that amounts withdrawn from the Gillette Company Stock Fund in the form of a single lump sum or installments shall be paid in the form of full shares of Company Stock and cash in lieu of fractional shares unless, if such form is approved by the Company, the person elects to receive payment of the entire withdrawal in cash.

6. Payment of Small Accounts. Notwithstanding anything contained in this Article to the contrary, in the event that the value of a Participant's vested Accounts, determined as of the close of the Business Day coincident with or next following the termination of the Participant's employment with all Affiliated Companies located in the United States or Puerto Rico (including the Retirement, Total and Permanent Disability or death of the Participant), does not exceed $5,000, the Participant's vested Accounts shall be distributed to such Participant or, in the event of the Participant's death, to his Beneficiary in a single lump sum (in accordance with Section 5 of this Article) valued as of the close of the later of the 60th day following the date of the Participant's termination of employment or the date on which the Recordkeeper is notified of the Participant's termination of employment (or, if such day is not a Business Day, as of the close of the next following Business Day); provided that the Participant or Beneficiary may request sooner payment by telephonic instruction to the Recordkeeper, in which event the Participant's vested Accounts shall be valued as of the close of the Business Day on which such instruction is received (or if received following the close of a Business Day, as of the close of the next following Business Day). A Participant or surviving spouse also may elect to have all or any portion of the withdrawal (other than the portion representing Taxed Savings or a required minimum distribution pursuant to Section 8 of this Article) paid directly to an individual retirement account or annuity (other than an endowment contract) described in Section 408(a) and (b) of the Code or, in the case of the Participant only, to another employer's plan qualified under Section 401(a) or Section 403(a) of the Code.

7. Limitations on Elected Payment Forms. If a Participant elects the payment of his vested Accounts in the form of installments, (i) the period over which such form of payment may be made shall not exceed the life expectancy of the Participant or the joint lives and last survivor expectancy of the Participant and his Beneficiary (determined at the time of the first installment payment), and (ii) the amount of each installment payment shall be at least the amount necessary for that year to satisfy the minimum distribution incidental benefit requirements of Treasury Regulations promulgated under Section 401(a)(9) of the Code. If a surviving spouse or other Beneficiary elects the payment of such person's interest in the Participant's Accounts in the form of installments, the period over which such form of payment may be made shall not exceed the life expectancy of the spouse or Beneficiary (determined at the time of the first installment payment).

     If a Participant elects the payment of his vested Accounts in the form of installments and dies prior to the payment of the final elected installment, the Participant's Beneficiary shall continue to receive the remaining number of installment payments in accordance with the Participant's payment election, provided that the Beneficiary may elect at any time prior to receipt of such final installment, by telephonic instruction to the Recordkeeper, to receive the balance of such vested Accounts in a single lump sum valued as of the close of the Business Day on which such instruction is received by the Recordkeeper (or if received following the close of a Business Day, as of the close of the next following Business Day). If a Beneficiary elects the payment of the Plan benefit to which such person is entitled in the form of installments and dies prior to the payment of the final elected installment, the value (determined as of the close of the Business Day on which the Recordkeeper receives notice of the Beneficiary's death) of the Beneficiary's remaining Plan benefit shall be paid in a single lump sum to the Beneficiary's estate.

     If a surviving spouse or other Beneficiary dies prior to the commencement of payment of the Participant's vested Accounts in which such person has an interest, the value (determined as of the close of the Business Day on which the Recordkeeper receives notice of the Beneficiary's death) of the Beneficiary's entire Plan benefit shall be paid in a single lump sum to the Beneficiary's estate.

     If a Participant elects the application of his vested Accounts to purchase an annuity contract on his behalf, any benefit payable to the Participant's joint or contingent annuitant shall be determined in accordance with the terms of the annuity contract so purchased. If a Beneficiary elects the application of the Plan benefit to which such person is entitled to purchase an annuity contract on his behalf, only an annuity payable over the life of such Beneficiary shall be permitted. Any annuity contract purchased at the election of a Participant or Beneficiary shall satisfy the following requirements:

     (a) The annuity contract must not be transferable to any person other than the issuer thereof.

     (b) The annuity contract must provide for the payment of an immediate annuity.

     (c)   If the annuity payment form is elected by a Participant:

           (1) Unless payments under the annuity following the death of the Participant are to be made to the Participant's surviving spouse for the remaining life of such spouse, in amounts not exceeding the amount payable to the Participant, the value of the payments to be made to the Participant must be greater than 50% of the value of the total payments to be made under such annuity (each such value determined at the time payments under the annuity commence).

           (2) If the Participant is married at the time he elects the annuity payment form, the annuity must be a joint and 50% survivor annuity on behalf of the Participant and his spouse unless either
               (A) the Participant elects a survivorship percentage greater than 50% (but not to exceed 100%), or (B) with the spouse's written consent which is witnessed by a Plan representative or a notary public, the Participant elects another annuity payment option.

           (3) During the 90-day period preceding the annuity starting date, the Participant may revoke his election as to the annuity payment option, or may again elect such annuity payment option, at any time and any number of times subject to the foregoing requirements of this Section.

8. Required Commencement of Payments. Unless a Participant elects otherwise, payment of the Participant's Accounts shall commence not later than the 60th day following the close of the Plan Year in which the latest of the following events occurs: (i) the Participant's attainment of age 65, (ii) the 10th anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant terminates his service with the Affiliated Companies.

     Anything contained in the Plan to the contrary notwithstanding, but subject to the final paragraph of this Section, payment of the Participant's Accounts shall commence to such Participant not later than the Participant's Required Beginning Date and shall be made either (a) over the life of the Participant or the lives of the Participant and his Beneficiary, or (b) over a period not extending beyond the life expectancy of the Participant or the joint lives and last survivor expectancy of the Participant and his Beneficiary. If a Participant's Accounts remain in the Plan following the Participant's Required Beginning Date, the Committee or its delegate shall cause the Trustee to distribute to the Participant, on or before the last day of each calendar year thereafter while any Accounts are maintained for the Participant under the Plan, the required minimum distribution for such calendar year determined in accordance with Section 401(a)(9) of the Code and the Treasury Regulations thereunder. For the purposes of making such determination, the life expectancies of the Participant and his spouse (if such spouse is the Participant's Beneficiary) shall be recalculated annually.

     If payments have commenced to a Participant in accordance with the preceding paragraph and the Participant dies before his entire vested Accounts have been paid to him, the remaining portion of such Accounts shall be paid at least as rapidly as under the method of payment being used as of the date of the Participant's death.

     If a Participant dies before payment of his vested Accounts has commenced in accordance with the foregoing paragraphs of this Section, the Participant's entire Accounts shall be paid within 5 years following the date of the Participant's death. Notwithstanding the foregoing,

     (a) If the Participant has designated a Beneficiary (or there exists a Beneficiary designated pursuant to Section 1 of Article XVI) who is an individual, the Plan benefit payable to such Beneficiary may be paid either over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, provided that payments commence not later than one year following the date of the Participant's death (or such later date as may be prescribed in applicable Treasury Regulations); and

     (b) If the Participant's designated Beneficiary is his surviving spouse, the Plan benefit payable to such spouse shall commence not later than April 1 of the calendar year following the calendar year in which the Participant would have attained age 70 1/2 (had he survived to such date).

     If a Participant elected a method of distribution for his Plan Accounts prior to January 1, 1984 (which method was permissible under applicable Code provisions at such time) and has not modified such election in any material respect since January 1, 1984, such Participant's Accounts shall be distributed in accordance with such election irrespective of whether the elected method of distribution satisfies the requirements of Section 401(a)(9) of the Code and of this Section.


                                   ARTICLE XI

                          LIMITATIONS ON CONTRIBUTIONS


1. Annual Limitation on Tax-Deferred Savings. For any calendar year, the Tax-Deferred Savings which may be contributed on behalf of any Participant under this Plan, together with the amount of elective deferrals made on such Participant's behalf under any other plan maintained by the Participating Companies, shall not exceed the dollar limitation prescribed by Section 402(g) of the Code for such calendar year. In addition, for any calendar year, the Tax-Deferred Savings which may be contributed on behalf of any Puerto Rican Participant, together with the amount of cash or deferred payments with respect to which the Puerto Rican Participant has exercised his choice under any other plan in which he participates, shall not exceed the lesser of 10% of the Puerto Rican Participant's annual salary or the dollar limitation prescribed by Section 165(e) of the Puerto Rico Code for such calendar year.

     The Committee shall have the discretionary power and authority to cause the reduction, on a prospective basis, of the Tax-Deferred Savings contributed on behalf of any Participant for any calendar year if such action is deemed necessary or appropriate in order to satisfy the foregoing requirements of this Section.

     If for any calendar year the Tax-Deferred Savings contributed on behalf of a Participant exceeds the maximum amount permitted under this Section, the Committee shall cause the Trustee to distribute to such Participant, not later than April 15 following the close of such calendar year, the amount of such excess deferral together with the earnings allocable to the Tax-Deferred Savings so distributed (determined as of the close of the Business Day on which the distribution is made). If for any calendar year, the Tax-Deferred Savings contributed on behalf of a Participant, together with the amount of elective deferrals made on such Participant's behalf under any other plan in which he participates, exceeds the maximum amount permitted under this Section, the Participant may elect to have distributed to him from the Plan the portion of such excess deferral designated by such Participant in a written notice delivered to the Committee not later than March 1 following the close of such calendar year. The Committee shall cause the Trustee to distribute to the Participant, not later than April 15 following the close of such calendar year, the amount of excess deferral designated by the Participant together with any earnings allocable to such amount (determined as of the close of the Business Day on which the distribution is made). The amount of any excess deferral distributed to a Participant for any calendar year shall be reduced by the amount of any excess contributions previously distributed to such Participant for such year under Section 2 or 3 of this Article.

     Notwithstanding the foregoing provisions of this Section, any Make-Up Contributions allocated to the Accounts of a Participant in accordance with
     Section 8 of Article IV shall not be taken into account in determining the permissible amount of Tax-Deferred Savings under this Section for such Participant for the calendar year in which so allocated, and instead shall be taken into account in determining the permissible amount of Tax-Deferred Savings under this Section for such Participant for the calendar year to which such Make-Up Contributions relate (in accordance with rules prescribed by the Secretary of the Treasury or his delegate).

2. Actual Deferral Percentage Test. For any Plan Year commencing on or before January 1, 2001, the Tax-Deferred Savings allocated to the Accounts of those Participants who are Highly Compensated Employees shall be limited so that one of the following tests is satisfied:

     (i) The Actual Deferral Percentage for Eligible Employees who are Highly Compensated Employees for such Plan Year does not exceed the Actual Deferral Percentage for all other Eligible Employees for the preceding Plan Year multiplied by 1.25; or

     (ii) The Actual Deferral Percentage for Eligible Employees who are Highly Compensated Employees for such Plan Year does not exceed the Actual Deferral Percentage for all other Eligible Employees for the preceding Plan Year by more than 2 percentage points, provided that the Actual Deferral Percentage for Eligible Employees who are Highly Compensated Employees for such Plan Year does not exceed the Actual Deferral Percentage for all other Eligible Employees for the preceding Plan Year multiplied by 2.

     For the purposes of applying the foregoing tests, the Plan and all other plans containing a cash or deferred arrangement which are aggregated for the purposes of satisfying the minimum coverage requirements of Section 410(b) of the Code shall be treated as one plan; and the portions of the Plan which are required to be disaggregated under Section 410(b) of the Code shall be treated as separate plans.

     The Committee shall have the discretionary power and authority to cause the reduction, on a prospective basis, of the Tax-Deferred Savings allocated to the Accounts of any Participant or group of Participants for any Plan Year if such action is deemed necessary or appropriate in order to satisfy the foregoing requirements of this Section.

     If for any Plan Year the Tax-Deferred Savings allocated to the Accounts of Participants who are Highly Compensated Employees exceeds the maximum amount permitted in order to satisfy one of the foregoing tests, the Committee shall cause the Trustee to distribute to those Highly Compensated Employees whose Tax-Deferred Savings were the highest for such Plan Year the minimum amount of Tax-Deferred Savings necessary in order to satisfy one of the foregoing tests, utilizing the leveling method prescribed in applicable Treasury Regulations promulgated under Section 401(k) of the Code. Such distributions shall be made within 2 1/2 months following the close of the Plan Year and shall include the earnings allocable to the Tax-Deferred Savings distributed (determined as of the close of the Business Day on which the distribution is made). The amount of any excess contribution distributed to a Participant for any Plan Year shall be reduced by the amount of any excess deferral previously distributed to such Participant for such year under Section 1 of this Article.

3. Puerto Rican Actual Deferral Percentage Test. For any Plan Year, the Tax-Deferred Savings allocated to the Accounts of those Puerto Rican Participants who are Puerto Rican Highly Compensated Employees shall be limited so that one of the following tests is satisfied:

     (i) The Actual Deferral Percentage for Puerto Rican Eligible Employees who are Puerto Rican Highly Compensated Employees does not exceed the Actual Deferral Percentage for all other Puerto Rican Eligible Employees multiplied by 1.25; or

     (ii) The Actual Deferral Percentage for Puerto Rican Eligible Employees who are Puerto Rican Highly Compensated Employees does not exceed the Actual Deferral Percentage for all other Puerto Rican Eligible Employees by more than 2 percentage points, provided that the Actual Deferral Percentage for Puerto Rican Eligible Employees who are Puerto Rican Highly Compensated Employees does not exceed the Actual Deferral Percentage for all other Puerto Rican Eligible Employees multiplied by 2.

     For the purposes of applying the foregoing tests, the Plan and all other plans containing a cash or deferred contribution arrangement which are aggregated for the purposes of satisfying the requirements of Section 165(a)(3) and (4) of the Puerto Rico Code shall be treated as one plan; and the portions of the Plan which are required to be disaggregated under
     Section 165(a)(3) or (4) of the Puerto Rico Code shall be treated as separate plans.

     The Committee shall have the discretionary power and authority to cause the reduction, on a prospective basis, of the Tax-Deferred Savings allocated to the Accounts of any Participant or group of Participants for any Plan Year if such action is deemed necessary or appropriate in order to satisfy the foregoing requirements of this Section.

     If for any Plan Year the Tax-Deferred Savings allocated to the Accounts of Participants who are Puerto Rican Highly Compensated Employees exceeds the maximum amount permitted in order to satisfy one of the foregoing tests, the Committee shall cause the Trustee to distribute to those Puerto Rican Highly Compensated Employees the minimum amount of Tax-Deferred Savings necessary in order to satisfy one of the foregoing tests, utilizing the method of distribution prescribed in Section 165(e) of the Puerto Rico Code. Such distributions shall be made before the close of the next following Plan Year and shall include the earnings allocable to the Tax-Deferred Savings distributed (determined as of the close of the Business Day on which the distribution is made). The amount of any excess contribution distributed to a Participant for any Plan Year shall be reduced by the amount of any excess deferral previously distributed to such Participant for such year under Section 1 of this Article.

4.   Actual Contribution Percentage Test. For any Plan Year, the Taxed
     Savings and Company Contributions allocated to the Accounts of those Participants who are Highly Compensated Employees shall be limited so that one of the following tests is satisfied:

     (i) The Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees for such Plan Year does not exceed the Actual Contribution Percentage for all other Eligible Employees for the preceding Plan Year multiplied by 1.25; or

     (ii) The Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees for such Plan Year does not exceed the Actual Contribution Percentage for all other Eligible Employees for the preceding Plan Year by more than 2 percentage points, provided that the Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees for such Plan Year does not exceed the Actual Contribution Percentage for all other Eligible Employees for the preceding Plan Year multiplied by 2;

     provided that the Actual Contribution Percentage for Eligible Employees who are Highly Compensated Employees for such Plan Year shall be further limited, in accordance with applicable Treasury Regulations promulgated under Section 401(m)(9) of the Code, to prevent the multiple use of the alternative limitation described in subparagraph (ii) of Section 2 of this Article and subparagraph (ii) of this Section. For the purposes of applying the foregoing tests, the Plan and all other plans containing employee contributions or matching contributions which are aggregated for the purposes of satisfying the minimum coverage requirements of Section 410(b) of the Code shall be treated as one plan; and the portions of the Plan which are required to be disaggregated under Section 410(b) of the Code shall be treated as separate plans.

     The Committee shall have the discretionary power and authority to cause the reduction, on a prospective basis, of the Taxed Savings (and any corresponding Company Contributions) allocated to the Accounts of any Participant or group of Participants for any Plan Year if such action is deemed necessary or appropriate in order to satisfy the foregoing requirements of this Section.

     If for any Plan Year the Taxed Savings and Company Contribution allocated to the Accounts of Participants who are Highly Compensated Employees exceeds the maximum amount permitted in order to satisfy one of the foregoing tests, the Committee shall cause the Trustee to distribute to those Highly Compensated Employees whose cumulative Taxed Savings and Company Contributions were the highest for such Plan Year the minimum amount necessary in order to satisfy one of the foregoing tests, utilizing the leveling method prescribed in applicable Treasury Regulations promulgated under Section 401(k) of the Code. Such distributions shall be made within 2 1/2 months following the close of the Plan Year; shall be made first from Taxed Savings which were Unmatched Savings, next from Taxed Savings which were Matched Savings and the corresponding Company Contribution, and last from the Company Contributions corresponding to Tax-Deferred Savings which were Matched Savings; and shall include the earnings allocable to the Taxed Savings and Company Contributions distributed (determined as of the close of the Business Day on which the distribution is made). Notwithstanding the foregoing, excess Company Contributions (and allocable earnings thereon) which have not yet vested shall not be distributed to Participants but instead shall be forfeited and applied in the same manner as provided in Section 3 of Article VII.

5. Limitation on Annual Additions. Notwithstanding any other provision of the Plan to the contrary, the Annual Additions allocated on behalf of any Participant for any Plan Year shall not exceed the lesser of:

     (a) The greater of $30,000 or one-fourth of the maximum dollar limitation in effect for such Plan Year under Section 415(b)(1)(A) of the Code; or

     (b)   25% of the Participant's Testing Compensation for such Plan Year.

     If a Participant also participates in another defined contribution plan (within the meaning of Section 414(i) of the Code) maintained by the Affiliated Companies for any Plan Year, the Annual Additions allocated on behalf of such Participant under such other plan(s) shall be reduced, prior to any reduction to the contributions under this Plan, to the extent necessary in order to satisfy the foregoing limitation.

     The Committee shall have the discretionary power and authority to cause the reduction, on a prospective basis, of the Annual Additions allocated on behalf of any Participant if such action is deemed necessary or appropriate in order to satisfy the foregoing requirements of this Section.

     If for any Plan Year the Annual Additions allocated on behalf of a Participant under this Plan exceeds the maximum amount permitted under this Section, the Committee shall cause the Trustee to distribute to such Participant the minimum amount necessary in order to satisfy the requirements of this Section. Such distributions shall be made as soon as practicable following the close of the Plan Year; shall be made first from Taxed Savings which were Unmatched Savings, next from Tax-Deferred Savings which were Unmatched Savings, next from Taxed Savings which were Matched Savings and the corresponding Company Contribution, and last from Tax-Deferred Savings which were Matched Savings and the corresponding Company Contributions; and shall include the earnings allocable to the excess Annual Additions distributed (determined as of the close of the Business Day on which the distribution is made). Notwithstanding the foregoing, excess Company Contributions made by a Participating Company (and allocable earnings thereon) which have not yet vested shall not be distributed to Participants but instead shall be held in a suspense account and applied to reduce Company Contributions on the part of such Participating Company in the following Plan Year before any additional Company Contributions are made.


                                   ARTICLE XII

                       VOTING AND TENDER OF COMPANY STOCK


1. Voting of Company Stock. Each Participant shall have the right to direct the Trustee how to vote the number of whole and fractional shares of Company Stock credited to such Participant's Accounts, both vested and unvested, which are invested in the Gillette Company Stock Fund as of each record date on which the determination of voting rights is made. Prior to the holding of each annual or special meeting of the stockholders of the Company, the Company shall cause to be mailed to each Participant a copy of all proxy solicitation material in connection therewith, together with a form requesting confidential instruction to the Trustee on how the Company Stock credited to the Participant's Accounts invested in the Gillette Company Stock Fund as of the applicable record date is to be voted. Such instructions must be received by the Trustee no later than the close of the fifth Business Day immediately preceding the date of the stockholder's meeting. Upon receipt of such instructions, the Trustee shall vote such Company Stock as instructed. The Trustee shall aggregate fractional shares of Company Stock voted by Participants in order to vote whole shares. Any Company Stock for which no instructions are received by the Trustee shall be voted by the Trustee in the same proportion as the Company Stock for which instructions were received. Instructions received by the Trustee from individual Participants shall be held by the Trustee in confidence and shall not be divulged or released to the Company or to any officer, employee or agent thereof or to any other person.

2. Tender and Exchange Offers. Each Participant shall have the right to instruct the Trustee in writing as to the manner in which to respond to a tender or exchange offer for all or any of the shares of Company Stock credited to such Participant's Accounts, both vested and unvested, which are invested in the Gillette Company Stock Fund as of the date on which the determination of tender or exchange rights is made. The Company shall notify each Participant and shall utilize its best efforts to distribute or cause to be distributed to such Participant in a timely fashion such information as is distributed by the Company to stockholders of the Company in connection with any such tender or exchange offer, together with a form instructing the Trustee as to the manner in which to respond to such tender or exchange offer with respect to all or any of the Company Stock credited to the Participant's Accounts invested in the Gillette Company Stock Fund as of the applicable date. Upon receipt of such instructions, the Trustee shall tender or exchange such Company Stock as and to the extent so instructed. If the Trustee shall not receive instructions from a Participant regarding any such tender or exchange offer, the Trustee shall tender or exchange such Participant's Company Stock in the same proportion as the Company Stock for which instructions to tender or exchange were received. Instructions received by the Trustee from individual Participants shall be held by the Trustee in confidence and shall not be divulged or released to the Company or to any officer, employee or agent thereof or to any other person.

     Cash proceeds received by the Trustee resulting from the tender of a Participant's Company Stock shall be invested initially in the Money Market Fund, but may be transferred to any other Investment Fund available at such time in accordance with the provisions of Section 5 of Article VI. If securities or other property are received as a result of an exchange offer for a Participant's Common Stock, such property shall be held in the form received to the extent practicable and shall be distributed in kind to the Participant at the time or times elected by the Participant in accordance with the provisions of Article IX or Article X. While such property is held in the Trust Fund, any earnings or other distributions received with respect to such property shall be reinvested in the same type of property to the extent practicable and otherwise shall be invested in the Money Market Fund.

3. Voting of Registered Investment Company Shares. If any of the Investment Funds is invested in shares of a Registered Investment Company, each Participant whose Accounts is invested in such Investment Fund as of each record date on which the determination of the voting rights of shares of such Registered Investment Company is made shall have the right to direct the Trustee how to vote the number of whole and fractional shares of the Registered Investment Company credited to the Participant's Accounts, utilizing the procedures prescribed for such purpose in the Trust.

4. Applicability of Article. The provisions of this Article also shall apply to former employees and Beneficiaries of former employees for whom Accounts are maintained under the Plan on or after September 21, 2000.

                                  ARTICLE XIII

                          CHANGE OF CONTROL PROVISIONS


1. Applicability of Article. The provisions of this Article shall become applicable upon the happening of a Change of Control notwithstanding any other provision of the Plan to the contrary. The provisions of this Article also shall apply to former employees and Beneficiaries of former employees for whom Accounts are maintained under the Plan on or after September 21, 2000.

2. Valuation of Company Stock. Upon the happening of a Change of Control, for the purposes of all transactions under the Plan involving the valuation of Company Stock, the Fair Market Value of Company Stock shall be the weighted average of the actual prices at which Company Stock is purchased or sold by the Trustee during a valuation period (not to exceed three months) established for such purposes by the Committee.

3. Limitation on Plan Amendment. Upon the happening of a Change of Control, no amendment to the Plan may be made which shall deprive any Participant of the right to withdraw or maintain his Accounts to which such Participant otherwise would have had a right to withdraw or maintain immediately prior to such amendment or, except as required by applicable law or as necessary to maintain the tax-qualified status of the Plan and Trust, which shall provide for any other terms and conditions less favorable to the Participant than those in existence immediately prior to such amendment without providing that all then existing unvested Company Contribution Accounts shall immediately become fully vested and nonforfeitable.

4. Full Vesting on Plan Termination. If the Plan is terminated following a Change of Control, and shall not have been replaced by a plan which provides the Participants benefits for the accrued value of their unvested Accounts under this Plan on comparable or more favorable terms, all then existing unvested Company Contribution Accounts shall immediately become fully vested and nonforfeitable.

5. Continuation of Trust Following Plan Termination. If the Plan is terminated following a Change of Control, the Trust shall be continued and the Trustee shall maintain the Trust Fund and make distributions therefrom as if the Plan had not been terminated; and when all of the assets of the Trust Fund have been distributed the Trust shall thereupon terminate.


                                   ARTICLE XIV

                   ADMINISTRATION AND FIDUCIARY RESPONSIBILITY


1. Named Fiduciaries. The Named Fiduciaries or such persons designated by such Named Fiduciaries pursuant to this Article shall have only those express duties, powers, responsibilities and obligations, severally and not jointly, as are expressly conferred upon them under the Plan and the Trust. Fiduciary responsibilities under the Plan and the Trust shall be allocated as provided in the following sections of this Article. Any direction given, information furnished or action taken by each Named Fiduciary shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Named Fiduciary may rely upon any such direction, instruction or action of another Named Fiduciary as being proper under the Plan and the Trust, and shall not be required under the Plan or the Trust to inquire into the propriety of any such direction, instruction or action. It is intended under the Plan and the Trust that each Named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and the Trust, and shall not be responsible for any act or failure to act of another Named Fiduciary. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan and the Trust, including but not limited to service as both Trustee and Investment Manager.

2. The Board of Directors. The Company, acting through the Board of Directors of the Company, shall be the Named Fiduciary with respect to (i) the appointment and removal of the Committee; (ii) the appointment and removal of the Trustee; (iii) the appointment and removal of any Investment Managers; (iv) the appointment and removal of the Recordkeeper; and (v) the power to amend or terminate the Plan and the Trust. The Board of Directors may designate any person or persons who are not Named Fiduciaries to carry out all or any part of its fiduciary responsibilities under the Plan and the Trust, and may designate any person or persons as additional Named Fiduciaries under the Plan and the Trust. Such person or persons so designated shall be appointed by, and shall serve at the pleasure of, the Board of Directors, and such designation shall be evidenced by a resolution of the Board of Directors certified by the Secretary of the Company. The Board of Directors shall review, at least annually, the activities and performance of the Trustee, the Committee, any person or persons to whom fiduciary responsibilities of the Board of Directors have been delegated as provided hereunder, any person or persons designated as additional Named Fiduciaries as provided hereunder, and any other matters relevant to the proper execution of its fiduciary duties hereunder.

3. The Trustee. The Trustee shall be the Named Fiduciary having the sole responsibility for the administration of the Trust and the management of the assets held in the Trust Fund (except to the extent such management responsibility has been delegated to an Investment Manager), all as specifically provided in the Plan and the Trust.

4. The Committee. The Company, acting through the Committee, shall be the Named Fiduciary with respect to the administration of the Plan and shall be responsible for overseeing the activities of the Trustee and Investment Managers in the investment and management of the assets held in the Trust Fund. The Committee shall be the Administrator of the Plan and shall be responsible for overseeing the activities of the Recordkeeper in the day-to-day administration of the Plan.

     The Committee shall consist of not more than seven members, who shall be appointed by and shall serve at the pleasure of the Board of Directors. Any member of the Committee who is an employee of a Participating Company shall not receive any additional compensation for serving on the Committee. A member of the Committee may resign at any time by filing a written notice thereof with the Board of Directors. Each member of the Committee shall serve until such time as he dies, resigns or is removed by the Board of Directors. The Committee shall be headed by a Chairman, appointed by the Board of Directors, who shall direct the work of the Committee, and may appoint a secretary, who may, but need not, be a member of the Committee. The Company agrees to indemnify and hold harmless the Committee and each member thereof from and against all liabilities occasioned by any act or omission if such act or omission is in good faith. The Company shall be entitled to defend or maintain, either in its own name or in the name of the Committee or any member thereof, any suit or litigation arising hereunder with respect to the Committee or any member thereof and may employ its own counsel.

     Without limiting the generality of the foregoing, the Committee shall have the following powers and responsibilities:

     (a) The Committee shall make all determinations as to the right to, amount and level of a benefit payable under the Plan. Any denial by the Committee of a claim for benefits under the Plan by a Participant or Beneficiary shall be stated in writing by the Committee and delivered or mailed to the claimant. Such notice shall set forth the specific reasons for the denial, written to the best of the Committee's ability in a manner to be understood without benefit of legal counsel. In addition, the Committee shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a review of the decision denying the claim. The Committee's determination on review of a denied claim shall be communicated to the claimant, setting forth the specific reasons for the determination and written to the best of the Committee's ability in a manner to be understood without benefit of legal counsel.

     (b) The Committee shall exercise such authority and responsibility as it deems necessary or appropriate in order to comply with the requirements of ERISA or other applicable law relating to the Committee's review of the investment and management of the assets held in the Trust Fund, the records of Participants' Accounts and their vested interests therein, and other matters respecting the administration of the Plan; notifications to Participants and Beneficiaries; annual reports and other disclosure or information filings with the Internal Revenue Service or the Department of Labor; and periodic filings with the Securities and Exchange Commission.

     (c) The Committee shall review periodically, and at least annually, the performance of the Trustee and any Investment Managers with respect to the Trust Fund, and of the Recordkeeper with respect to the administration of the Plan.

     (d) The Committee shall determine the amount of contributions to be made to the Trust Fund by the Participating Companies in accordance with
           Article IV and any applicable law.

     (e) The Committee shall, as it deems appropriate, but not less frequently than annually, report to the Board of Directors of the Company on significant matters relating to the Trustee, any Investment Manager and the Recordkeeper, the investment and management of the assets held in the Trust Fund and the administration of the Plan.

     (f) The Committee shall issue directions, instructions or permissions to the Trustee or the Recordkeeper which may be requested concerning benefit payments from the Trust Fund, and shall issue directions, instructions or permissions to the Trustee or the Investment Manager which may be requested concerning the investment and management of the assets held in the Trust Fund.

     (g) The Committee also shall carry out all duties that have been expressly granted to it under other provisions of the Plan and the Trust.

     (h) The Committee shall have such discretionary authority and powers as may be necessary or appropriate to discharge its duties hereunder, including, but not by way of limitation, the following:

           (i) To construe and interpret the Plan and the Trust, to decide all questions as to the eligibility of any individual to participate in the Plan, and to determine the amount, manner and time of payment of any benefits under the Plan;

           (ii) To adopt rules and prescribe procedures to be followed by Participants and Beneficiaries in exercising elections made available under the Plan;

           (iii) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the terms of the Plan, including the plan description and summary plan description described in ERISA, and such reports, statements, prospectuses and other documents as may be required by the Internal Revenue Service, Department of Labor, Securities and Exchange Commission or other governmental body; and

           (iv) to receive from the Participating Companies, Participants, Beneficiaries and other persons such information as shall be necessary or appropriate for the administration of the Plan.

     All rules and decisions of the Committee in administering the Plan shall, to the extent practicable and reasonable, be uniformly and consistently applied to all person in similar circumstances. In particular, in exercising its powers hereunder, the Committee shall pursue uniform policies and shall not discriminate against any Participant or group of Participants, except to the extent the Committee may consider necessary or appropriate in order to satisfy any requirements of the Code, ERISA or other applicable law. Any interpretation or other determination by the Committee under the Plan and the Trust shall be binding and conclusive on all persons in the absence of clear and convincing evidence that the Committee acted arbitrarily and capriciously.

     When making any interpretation, calculation or other determination, or in its review of the investment and management of the assets held in the Trust Fund, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Participating Companies, the Trustee, the Recordkeeper, or any legal counsel, actuary, accountant or other service provider retained by the Company or the Plan.

     Any act which the Plan authorizes or requires the Committee to do may be done by, or in accordance with, the authorization of a majority of the then members of the Committee or in accordance with a majority vote of the members present at a duly held meeting of the Committee. If a meeting is called, three members of the Committee shall constitute a quorum for the transaction of business. The action of a majority of the members of the Committee expressed in writing without a meeting, and the action of a majority of the members present at a meeting duly held, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all of the members of the Committee at the time in office. Any member of the Committee who is a Participant shall not vote on any question relating exclusively to himself.

     The Committee may authorize one or more of its members or agents to sign on its behalf any instructions to the Trustee, any Investment Manager or the Recordkeeper, and such persons shall be fully protected in relying upon such instructions. The Committee shall enter into trust agreements with the Trustee, investment management agreements with the Investment Managers and administrative agreements with the Recordkeeper, as each such person is appointed in such capacity by the Board of Directors of the Company.

     The Committee may designate any person or persons who are not Named Fiduciaries to carry out all or part of its fiduciary responsibilities under the Plan and the Trust. Such person or persons so designated shall be appointed by, and shall serve at the pleasure of, the Committee. Such designation shall be evidenced by means of a resolution of the Committee, certified by the secretary of the Committee. Any person or persons so designated shall report to the Committee on its activities on a periodic basis as directed by the Committee. Each such person shall acknowledge to the Committee in writing that it is a fiduciary with respect to the Plan for the purposes of ERISA.

5. Fiduciary Standard of Conduct. The Named Fiduciaries and any other fiduciaries designated hereunder shall discharge their respective duties set forth in the Plan and the Trust solely in the interest of the Participants and their Beneficiaries and in accordance with the following standards to the extent applicable to them:

     (a) for the exclusive purposes of providing benefits to Participants and their Beneficiaries, and defraying reasonable expenses of administering the Plan and Trust;

     (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

     (c) except with respect to the Gillette Company Stock Fund, by diversifying the investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.


                                   ARTICLE XV

                            AMENDMENT AND TERMINATION


1. Amendment of the Plan. The Company reserves the right at any time or times, for itself and all other Participating Companies, to amend the Plan to any extent and in any manner that it may deem advisable, by delivery to the Trustee of an instrument duly authorized by the Board of Directors of the Company, making such amendment. Upon delivery of such instrument to the Trustee, the Plan shall be deemed to have been amended in the manner and at the time set forth in such instrument, any such amendment to take effect retroactively if such instrument so provides (and to the extent permissible under Section 411(d) of the Code), and all Participants, Beneficiaries and other persons claiming any interest hereunder shall be bound thereby. Any such amendment may affect Participants in the Plan at the time thereof as well as future Participants, and may be limited to Participants in the employ of one or more of the Participating Companies. Notwithstanding the foregoing provisions, effective April 19, 2001, no amendment:

     (a) Shall cause or permit any property held by the Trustee under the Plan to be diverted to purposes other than for the exclusive benefit of the present or future Participants or the persons entitled to benefits in accordance with Section 1 of Article XVI;

     (b) Shall increase the duties or liabilities of the Trustee without its written consent;

     (c) Shall reduce the obligation of any Participating Company to make a contribution hereunder with respect of a particular year unless the amendment is made on or before the last day of such year;

     (d) Shall reduce any Participant's accrued benefit under the Plan (within the meaning of Section 411(d)(6) of the Code) or any Participant's vested interest in such benefit at the time of the amendment;

     (e) Shall impose longer vesting periods than those described in Section 2 of Article VII with respect to Accounts which are unvested as of the date of such amendments;

     (f) Shall be made, after the happening of any event in connection with or in anticipation of a Change of Control that actually occurs, to any provision which becomes operative upon a Change of Control, or shall be in contravention of the limitations set forth in Section 3 of
           Article XIII.

2. Plan Termination. The Participating Companies expect to continue their contributions under the Plan indefinitely, but no Participating Company is or shall be under any obligation or liability whatsoever to maintain the Plan for any given length of time. The Company may at any time, and from time to time, in its sole and absolute discretion discontinue its own contributions under the Plan for any period (other than contributions then due) or direct any Participating Company to discontinue its own contributions under the Plan for any period (other than contributions then due), or may terminate the Plan at any time in whole or in part in respect of some or all of the employees of one or more of the Participating Companies without any liability whatsoever on any Participating Company for any such discontinuance or termination. If the business of a Participating Company is transferred to any other Participating Company or Companies, the Plan shall not be considered terminated in respect of the employees of the Participating Company whose business is so transferred.

     Upon delivery to the Trustee of a notice of termination executed on behalf of the Company, by authority of its Board of Directors, the Plan shall terminate as to those employees of the affected Participating Company or Companies as of the date specified in such notice. Upon complete discontinuance of Company Contributions by any Participating Company (except in connection with the transfer of its business to any other Participating Company or Companies), or upon the termination or partial termination of the Plan as to some or all of the employees of any Participating Company, the affected Participants employed by such Participating Company shall thereupon become fully vested in their Accounts as of the date of such termination.

     Subject to the provisions of Section 5 of Article XIII, upon the complete termination of the Plan, the Trust Fund may continue in existence subject to the applicable provisions of the Plan and the Trust or, at the direction of the Board of Directors of the Company, the Trust may be terminated and the assets held in the Trust Fund distributed to the affected Participants.


                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS


1. Designation of Beneficiary. A Participant may file with the Committee a written designation (on a form prescribed by the Committee and subject to such limitations as the Committee may from time to time prescribe) of the Beneficiary or Beneficiaries who shall receive, if such person survives the Participant, all or any portion of the Participant's Accounts following the death of the Participant. If a Participant is married and designates a person other than the Participant's spouse as a primary Beneficiary, the designation of such Beneficiary must include the spouse's written consent to such designation which consent is witnessed by a Plan representative or a notary public. Once a spouse has furnished such consent, it cannot be revoked by the spouse with respect to the particular designated Beneficiary. The Participant may, however, revoke such designation and make a new designation of Beneficiary, subject to the foregoing spousal consent requirements, at any time and any number of times. Any designation of Beneficiary under the Plan shall be controlling over any testamentary or other disposition.

     If a Participant fails to designate a Beneficiary, or if no designated Beneficiary survives the Participant, the benefits payable in the event of the Participant's death shall be paid to his surviving spouse, or if none to the Participant's issue per stirpes (and if any of such issue is a minor, the Committee may direct the Trustee to distribute the benefit to the issue's legal guardian or other relative for the benefit of the minor). If there is neither a surviving spouse nor issue, then the benefits shall be paid to the Participant's estate.

2. Administrative Expenses. Except as provided otherwise in the Plan or Trust, all costs and expenses incurred in administering the Plan, including the expenses of the Committee, the fees and expenses of the Trustee and other legal and administrative expenses, shall be paid by the Company or allocated by the Company among the Participating Companies.

3. No Employment Rights. Neither the establishment of the Plan nor its continuance shall be deemed to give any Participant or other employee the right to be retained in the employ of the Company or any other Participating Company, nor shall the Plan interfere with the right of the Company or such Participating Company to discharge any employee at any time.

4. Benefits Payable Only From Trust Fund. All benefits payable under the Plan shall be paid solely from the assets of the Trust Fund held by the Trustee, and the Participating Companies assume no liability or responsibility therefor.

5. No Assignment or Attachment. The interest under the Plan of any Participant or Beneficiary may not be assigned or alienated, nor shall such interest be subject to attachment, garnishment, execution or levy, or other legal or equitable process; and any attempt to assign, alienate, attach, garnish, execute or levy or otherwise subject to legal or equitable process shall be void and of no effect. The Trust Fund shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Participant, Beneficiary or other person claiming an entitlement to benefits hereunder.

6. Qualified Domestic Relations Orders. The provisions of Section 5 of this Article shall apply to the creation, recognition or assignment of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, but shall not apply if the Committee determines the order to be a "qualified domestic relations order" within the meaning of Section 414(p) of the Code (a "QDRO").

     Upon the receipt by the Committee of an order purporting to affect the benefits payable with respect to a Participant under the Plan, the Committee may in its sole discretion cause the Accounts of the Participant to be suspended from the availability of loans or withdrawals, to the extent necessary to effectuate the requirements of the purported QDRO, pending the Committee's determination as to whether the order constitutes a QDRO. However, the alternate payee designated under such order shall not have any rights under the Plan unless and until the Committee determines the order to be a QDRO. The Committee shall prescribe rules and procedures for determining the status of domestic relations orders, and for notifying Participants and alternate payees of these rules and procedures and of its determinations on such orders.

     Unless specifically provided otherwise in a QDRO (to the extent not inconsistent with the provisions of the Plan), an alternate payee under a QDRO shall be treated, with respect to the portion of the Participant's Account in which such alternate payee has been determined to have an interest, in the following manner:

     (i) The alternate payee shall vest in the awarded Plan interest attributable to Company Contributions at the same time as the Participant becomes vested in his Company Contribution Account;

     (ii) The alternate payee may elect to transfer the awarded Plan interest among the Investment Funds and make withdrawals from such interest on the same basis as a Participant who has terminated employment with all the Affiliated Companies, provided that an alternate payee other than the Participant's spouse or former spouse shall not be eligible to make a direct rollover of any withdrawal received from the Plan; and

     (iii) The alternate payee shall not be eligible to make contributions to the Plan or to make loans from the Plan.

7. Plan Merger, Consolidation or Transfer of Assets. In the case of any merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, provision must be made so that each Participant would, if such plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation or transfer if this Plan had then terminated.

     In the case of any Participant who was transferred from Parker Pen U.S.A. Limited to the employ of the Company's Stationary Products Group salesforce or Latin American Group, and who as of March 31, 1995 has an account balance under the Parker Pen 401(k) Plan, there shall be transferred directly from the Parker Pen 401(k) Plan to this Plan said account balance and the assets (cash and participant loan, if applicable) associated therewith. The initial value of the transferred account balance of each Participant described in this paragraph shall be equal to the value of such account balance under the Parker Pen 401(k) Plan immediately prior to such transfer.

     In the case of (i) any Participant employed by Parker Pen U.S.A. Limited who as of December 30, 1995 has an account balance under the Parker Pen 401(k) Plan, and (ii) any former participant in the Parker Pen 401(k) Plan whose employment with Parker Pen U.S.A. Limited was not covered by a collective bargaining agreement and who as of December 30, 1995 had a deferred account balance under the Parker Pen 401(k) Plan, there shall be transferred directly from the Parker Pen 401(k) Plan to this Plan said account balance and the assets (cash and participant loan, if applicable) associated therewith. The initial value of the transferred account balance of each Participant described in this paragraph shall be equal to the value of such account balance under the Parker Pen 401(k) Plan immediately prior to such transfer.

     In connection with the merger of The Thermoscan Inc. 401(k) Employee Savings Plan with and into this Plan, there shall be transferred directly from The Thermoscan Inc. 401(k) Employee Savings Plan to this Plan the account balances of each participant or former participant who as of June 30, 1996 has an account balance under The Thermoscan Inc. 401(k) Employee Savings Plan, and the assets (cash and participant loans, if applicable) associated therewith. The initial value of the transferred account balance of each Participant described in this paragraph shall be equal to the value of such account balance under The Thermoscan Inc. 401(k) Employee Savings Plan immediately prior to such transfer.

     In connection with the merger of the Duracell Inc. Thrift Plan with and into this Plan, there shall be transferred directly from the Duracell Inc. Thrift Plan to this Plan the account balances of each participant or former participant who as of December 31, 1998 has an account balance under the Duracell Inc. Thrift Plan, and the assets (cash and participant loans, if applicable) associated therewith. The initial value of the transferred account balance of each Participant described in this paragraph shall be equal to the value of such account balance under the Duracell Inc. Thrift Plan immediately prior to such transfer.


                                  ARTICLE XVII

                              TOP-HEAVY PROVISIONS


1. Applicability of Article. The provisions of this Article shall apply for any Plan Year if the Plan is a "Top-Heavy Plan" (as defined herein) for such Plan Year. The Plan shall be a Top-Heavy Plan for a Plan Year, if as of the "Determination Date" (as defined in Section 5 of this Article) relating to such Plan Year, the present value of the cumulative accrued benefits of "Key Employees" (as defined in Section 5 of this Article) exceeds 60% of the present value of the cumulative accrued benefits of all employees of the Affiliated Companies (but excluding the value of the accrued benefits of "Non-Key Employees" (as defined in Section 5 of this Article) who were formerly Key Employees, and also excluding the value of the accrued benefit of any individual who has not performed any services for the Affiliated Companies at any time during the 5-year period ending on the Determination Date. For this purpose, all plans that are part of the "Aggregation Group" (as defined in Section 5 of this Article) shall be treated together with this Plan as a single plan.

     For the purposes of this determination, the present value of an employee's accrued benefit shall be equal to the sum of the following:

     (a) The sum of (i) the present value of the employee's accrued benefits in each defined benefit plan included in the Aggregation Group determined as of the most recent valuation date within the 12 month period ending on the Determination Date and as if the employee had terminated service as of such valuation date, and (ii) the aggregate distributions made with respect to such employee during the 5-year period ending on the Determination Date from all defined benefit plans included in the Aggregation Group and not reflected in the value of the employee's accrued benefit as of the most recent valuation date. In determining present value, the actuarial assumptions applicable in determining actuarial equivalence under The Gillette Company Retirement Plan shall be utilized.

     (b) The sum of (i) the aggregate balance of the employee's accounts in all defined contribution plans included in the Aggregation Group as of the most recent valuation date within the 12 month period ending on the Determination Date, (ii) any contributions allocated to the employee's accounts after the valuation date and on or before the Determination Date, and (iii) the aggregate distributions made with respect to such employee during the 5-year period ending on the Determination Date from all defined contribution plans included in the Aggregation Group which are not reflected in the value of the employee's accounts as of the most recent valuation date.

     Solely for the purpose of determining if the Plan, or any other plan included in the Aggregation Group of which this Plan is a part, is a Top-Heavy Plan, the accrued benefit of an employee other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Companies, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code. Plan-to-plan transfers and rollovers shall be taken into account to the extent provided in applicable Treasury Regulations promulgated under Section 416 of the Code. For the purposes of clauses (a)(2) and (b)(3) above, distributions under a terminated plan which, if such plan had not terminated, would have been required to be included in an Aggregation Group, shall also be taken into account.

2. Top-Heavy Minimum Contribution. If the Plan is determined to be a Top-Heavy Plan for a Plan Year in which it is included in an Aggregation Group which includes one or more defined benefit plans, each Participant who is a Non-Key Employee and is also a participant in such defined benefit plans shall receive the minimum benefit required under such plans pursuant to
     Section 416(c) of the Code. If the Plan is determined to be a Top-Heavy Plan for a Plan Year but is not included in an Aggregation Group which includes any defined benefit plan, or in the case of any Participant who is not a participant in any defined benefit plan included in the Aggregation Group of which the Plan is a part, the Participating Companies shall contribute to the Plan on behalf of each Participant who is a Non-Key Employee and who has not terminated employment with the Affiliated Companies as of the last day of the Plan Year an amount not less than the lesser of (i) 3% of the Participant's Testing Compensation for such Plan Year, or (ii) a percentage of the Participant's Testing Compensation for such Plan Year which equals the highest percentage of Company Contributions and Tax Deferred Savings relative to Testing Compensation of any Key Employee for such Plan Year. The Participating Companies' contribution shall be made to a Participant under this Section regardless of (a) the number of the Participant's Hours of Service credited in such Plan Year,
     (b) the Participant's level of Compensation for such Plan Year and (c) whether the Participant made any Tax Deferred Savings or Taxed Savings to the Plan for such Plan Year.

3. Top-Heavy Minimum Vesting. If the Plan is a Top-Heavy Plan for any Plan Year, each Participant who is credited with an Hour of Service in such Plan Year shall have the vested percentage of his Accounts determined in accordance with the following schedule if such schedule results in a greater vested interest than that determined under Article VII:

                Years of Service                       Vested Percentage
                ----------------                       -----------------
                Less than 2                                     0%
                2 but less than 3                              20%
                3 but less than 4                              40%
                4 but less than 5                              60%
                5 but less than 6                              80%
                6 or more                                    100%

     Such Participant's vested percentage in his Accounts shall not be less than the greater of (i) the Participant's vested Accounts determined pursuant to
     Article VII, or (ii) the Participant's vested Accounts determined pursuant to this Section as of the last day of the last Plan Year in which the Plan was a Top-Heavy Plan.

     If the Plan ceases to be a Top-Heavy Plan, each Participant with 3 or more Years of Service (determined as of the first day of the Plan Year in which the Plan ceases to be a Top-Heavy Plan) shall have his vested Accounts determined in accordance with the schedule contained in this Section if such schedule results in a higher vested Account than that determined under
     Article VII.

4. Top-Heavy Definitions. For the purposes of applying the provisions of this Article, the terms set forth below shall have the following meanings:

     (a) Aggregation Group. The term "Aggregation Group" shall mean (i) each pension, profit sharing or stock bonus plan maintained by the Affiliated Companies in which a Key Employee participates and which is intended to qualify under Section 401(a) of the Code; (ii) each other pension, profit sharing or stock bonus plan maintained by the Affiliated Companies which enables any other plan in which a Key Employee participates to satisfy the requirements of Section 401(a)(4) or Section 410(b) of the Code; and (iii) each other pension, profit sharing or stock bonus plan maintained by the Affiliated Companies which the Company designates as part of the Aggregation Group provided that the resulting group continues to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code.

     (b) Determination Date. The term "Determination Date" shall mean the last day of any Plan Year, except that for the first plan year of any plan the Determination Date shall be the last day of such plan year.

     (c) Key Employee. The term "Key Employee" shall mean an employee, former employee or the Beneficiary of a former employee who, in the Plan Year containing the Determination Date or any of the four preceding Plan Years, is:

           (i) An officer of an Affiliated Company having an annual Testing Compensation greater than 50% of the maximum dollar limitation under Section 415(b)(1)(A) of the Code for such Plan Year. Not more than 50 employees or, if less, the greater of three employees or 10% of the employees shall be considered as officers for the purposes of this paragraph.

           (ii) One of the 10 employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest interest in an Affiliated Company and having an annual Testing Compensation greater than the maximum dollar limitation under Section 415(c)(1)(A) of the Code for such Plan Year. For the purposes of this paragraph, if two employees have the same ownership interest in an Affiliated Company, the employee having the greater annual Testing Compensation from the Affiliated Companies shall be treated as having the larger interest.

           (iii) A 5-percent owner of an Affiliated Company.

           (iv) A 1-percent owner of an Affiliated Company having an annual Testing Compensation from the Affiliated Companies of more than $150,000.

           The determination of an employee's ownership interest in an Affiliated Company shall be made in accordance with Section 416(i)(1)(C) of the Code.

     (d) Non-Key Employee. The term "Non-Key Employee" shall mean an employee, former employee or the Beneficiary of a former employee, if such employee is not a Key Employee.


                                THE GILLETTE COMPANY


                                By:          /s/ Robert E. DiCenso
                                     -------------------------------------
                                     Senior Vice President - Personnel and
                                     Administration

                                Date:        September 29, 2000
                                     -------------------------------------
                                [reflects amendments adopted February 15, 2001]

                                                                      Appendix D

                              THE GILLETTE COMPANY
                              INCENTIVE BONUS PLAN
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2001)


       1. PURPOSE. The purpose of this Incentive Bonus Plan is to foster continuing long-term growth in earnings of The Gillette Company by rewarding key management employees for outstanding performance in the accomplishment of assigned goals under the Company's Performance Development Process through annual awards of cash bonuses. It is intended that bonuses awarded pursuant to this Plan qualify as performance-based compensation for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such that bonuses are fully deductible by the Company under the Code.

       2. DEFINITIONS.

       Base Bonus - The portion of an Eligible Employee's Bonus Award which becomes payable automatically upon the Company's achievement of the Growth Goals at the threshold level for an Incentive Year.

       Base Salary - The Participant's annual base salary rate of earnings in effect as of December 31 of any Incentive Year.

       Bonus Award - An amount awarded to a Participant pursuant to Section 5.

       Bonus Pool - An amount earned in any Incentive Year as determined pursuant to Section 5, from which Bonus Awards may be paid.

       Chairman - The Chairman of the Board of Directors of the Company.

       Change of Control - The occurrence of any of the following events:

       (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (c) below;

       (b) Individuals who, as of December 16, 1999, constitute the Board of Directors (the "Board") of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

       (c) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

       (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

       Change of Control Severance Program - With respect to any Participant, the Company's Change of Control Severance Program for Key Executives, Change of Control Severance Program for Exempt Employees or Change of Control Severance Program for Non-Exempt Employees under which such Participant is eligible to participate in the event of a Change of Control, or the individual Employment Agreement between the Participant and the Company the severance provisions of which become operative in the event of a Change of Control.

       Committee - The Personnel Committee established by the Board of Directors of the Company, which shall consist solely of "outside directors" within the meaning of Section 162(m) of the Code.

       Company - The Gillette Company, a Delaware corporation.

       Eligible Grade Level - For each Incentive Year, the position or personal grade level(s) for the Company's key management employees whom the Committee determines to have a significant impact on the attainment of the Company's objectives.

       Eligible Employee - For each Incentive Year, a person whether or not an officer or director of the Company or any subsidiary, who (a) is regularly employed by the Company or a subsidiary on a full-time basis, or who, under conditions approved by the Committee, is regularly employed by the Company or a subsidiary on a part-time basis, (b) has been employed by the Company or a subsidiary for the entire Incentive Year and in an Eligible Grade Level at the end of such Incentive Year, (c) has been assigned goals under the Company's Performance Development Process to be accomplished during the Incentive Year and has received a performance rating of "Effective" or higher on his or her Performance Development Process Form for the Incentive Year, (d) is an active employee on the date of the granting of Bonus Awards (or is a former employee whose employment terminated (i) on account of death, retirement or disability,
(ii) as a direct result of the sale of a subsidiary, affiliate or business unit of the Company, a restructuring or realignment plan, or other Company-initiated termination (other than for cause), or (iii) under circumstances entitling the person to severance benefits under the applicable Change of Control Severance Program), and (e) has not engaged in any conduct that the Committee determines to be against the best interests of the Company.

       Growth Goals - Growth Goals for each Incentive Year shall mean the specific percentage of increase in Profit from Operations, Sales Growth and Return on Assets, and/or such other measures of the Company's financial performance, as determined by the Committee for that Incentive Year, which if achieved would result in the awarding of a Bonus Pool under Section 5.

       Incentive Year - A fiscal year of the Company in which the Plan is in effect.

       Maximum Bonus - The maximum amount of Bonus Award that may be paid to any Participant for an Incentive Year.

       Maximum Bonus Pool - The amount of the Bonus Pool which would be earned assuming the Growth Goals for the applicable Incentive Year are achieved at the maximum level established by the Committee.

       Participant - Each Eligible Employee for an Incentive Year and each other employee (including a former employee whose employment terminated during the Incentive Year on account of death, retirement or disability) whom the Committee has determined, in its sole and exclusive discretion, should receive a Bonus Award for the Incentive Year in accordance with Section 5(c) or 6.

       Performance Development Process Form - The annual written review of individual performance and assignment of goals conducted under the Company's Performance Development Process.

       Plan - The Incentive Bonus Plan as set forth herein, as from time to time amended.

       President - The President of the Company.

       Profit from Operations - The amount reported as profit from operations in the annual financial statements of the Company after adjustments to exclude the results of operations of businesses acquired or disposed of during the Incentive Year and any other adjustments, all as determined by the Committee to be necessary or appropriate to insure comparability between profit from operations figures from year to year for the purposes of this Plan.

       Retirement - The termination of a Participant's employment with the Company and its Subsidiaries if either (a) at the time the Participant leaves the employ of the Company and its Subsidiaries, the Participant qualifies for an early or normal retirement pension under the terms of a retirement plan maintained by or to which the Company or any Subsidiary contributes for the benefit of the Participant, (b) the Participant leaves the employ of a Subsidiary that does not maintain or contribute to a retirement plan for the benefit of the Participant, and at such time the Participant would have qualified for an early or normal retirement pension under the terms of The Gillette Company Retirement Plan had the individual been a participant of that plan, or (c) solely in the case of a Company-initiated termination of employment (other than for cause), at the time the Participant leaves the employ of the Company and its Subsidiaries, the sum of the Participant's attained age and years of service (each measured in full and partial years) totals at least 80.

       Return on Assets - The Company's earnings for an Incentive Year, expressed as a percentage of the Company's average assets for the Incentive Year, in each case after adjustments determined by the Committee to be necessary or appropriate to insure comparability of this Growth Goal from year to year for the purposes of the Plan.

       Savings Plan Equivalency - An amount computed by multiplying one half of the employee's rate of matched savings under The Gillette Company Employees' Savings Plan, or one half of the employee's rate of savings under The Gillette Company Ltd/Ltee Retirement Income Savings Plan, as applicable, as of the January l immediately preceding the date of a Bonus Award, by the amount of that award which is deferred under Section 7(b) of this Plan.

       Subsidiary - Any corporation (a) in which the Company owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock, (b) over which the Company has effective operating control, or (c) in which the Company has a material interest as determined by the Committee.

       Sales Growth - The amount reported as growth in net sales in the annual financial statements of the Company after adjustments, as determined by the Committee to be necessary or appropriate to insure comparability between net sales from year to year for the purposes of the Plan.

       Target Bonus - The targeted amount of Bonus Award established for each Eligible Employee, expressed as a percentage of the Eligible Employee's Base Salary corresponding to the Eligible Employee's position or personal grade level at the end of the applicable Incentive Year, assuming the Growth Goals for such Incentive Year are achieved at the 100% level established by the Committee.

       Target Bonus Pool - The amount of the Bonus Pool which would be earned assuming the Growth Goals for the applicable Incentive Year are achieved at the 100% level established by the Committee.

       3. DESIGNATION OF PARTICIPANTS. For each Incentive Year, the Committee shall designate the Eligible Grade Level for determining the Eligible Employees and shall approve such other persons who are recommended for participation by the Chairman and the President. Designation of a person as an Eligible Employee or a Participant for any Incentive Year shall not bind the Committee to designate the person in any other Incentive Year.

       4. ESTABLISHMENT OF GROWTH GOALS AND BONUS POOL RANGE. For each Incentive Year, the Committee shall establish in writing (a) the Growth Goals for such Incentive Year at threshold, target and maximum levels, and by means of one or more formulae the corresponding amount of the Bonus Pool which may be earned at each level of achievement of such Growth Goals, (b) the Target Bonus percentage for each Eligible Grade Level (or group of Eligible Grade levels), and (c) the portion of the Target Bonus constituting the Base Bonus. The Committee in its discretion also may establish for an Incentive Year quantitative and/or qualitative factors for its use in allocating an earned or contingency reserve Bonus Pool (or portion thereof) among the Company's business units.

       5. DETERMINATION OF BONUS POOL AND AWARDS. (a) As soon as practicable after the end of each Incentive Year, the Committee shall determine whether the Growth Goals for the Incentive Year were achieved and, if so, at what level of achievement under the formulae established for such Incentive Year.

       (b) If the Committee determines that Growth Goals for an Incentive Year have been achieved at the threshold level or better, then a Bonus Pool shall be earned for that Incentive Year and Eligible Employees shall be entitled to receive Bonus Awards in amounts equal to their respective Base Bonuses. The Committee in its discretion may authorize the payment of additional Bonus Awards for the Incentive Year, up to an aggregate Bonus Pool amount corresponding to the level of achievement of the Growth Goals (and in no event in an amount exceeding the Maximum Bonus Pool) for such Incentive Year. The additional Bonus Awards shall be allocated on an aggregate basis among the Company's business units as determined by the Committee.

       (c) The Chairman and the President shall allocate the additional Bonus Awards among the Participants, except for themselves, provided that in no event shall any individual Participant receive a total Bonus Award in excess of his or her Maximum Bonus. Additional Bonus Awards to officers of the Company and other senior management employees whose compensation is regularly reviewed by the Committee shall be subject to review and approval of the Committee.

       6. CONTINGENCY RESERVE; CARRY-FORWARD. For any Incentive Year, the Committee may, within its sole discretion, establish a contingency reserve, in an amount that shall not exceed thirty-five percent (35%) of the Target Bonus Pool for that Incentive Year, from which contingency reserve Bonus Awards may be made to recognize outstanding performance in that Incentive Year should a Bonus Pool not otherwise be earned.

       In addition, the Committee may, within its sole discretion, elect to carry forward up to fifteen percent (15%) of the Bonus Pool earned in any Incentive Year to any one or more of the next following three Incentive Years with the Committee having sole discretion as to whether to distribute all or a portion of such carried forward amounts in any one or more of those three years.

       Bonus Awards authorized to be made from a contingency reserve, or from a carried forward amount, shall be allocated among the Participants in accordance with Section 5(b) and (c) above.

       7. VESTING AND PAYMENT OF AWARDS; DEFERRAL ELECTION. (a) Bonus Awards shall be immediately and fully vested upon the Committee's authorization of the Bonus Pool for the applicable Incentive Year. In general, Bonus Awards shall be paid to Participants within a reasonable time after the Committee's authorization of such awards.

       (b) The Committee in its sole and exclusive discretion may allow Participants at certain grade levels and/or located in certain countries the opportunity to defer payment of all or a portion of any Bonus Award earned for any Incentive Year to March 1 of any future year or to Retirement. Notwithstanding any prior voluntary deferral election hereunder, all amounts so deferred shall be paid within a reasonable time after the Participant's termination of employment with the Company and its Subsidiaries for any reason other than Retirement. A Participant whose employment ceases on account of Retirement may, prior to termination of employment, elect to receive payment of any Bonus Awards following Retirement in up to ten approximately equal consecutive annual installments but in no event may payments end beyond March 1 of the tenth year following termination of employment. Such election must be made in accordance with rules prescribed by the Committee and, if no such election is made, such amounts shall be paid within a reasonable time after the date of termination of employment.

       Notwithstanding the above, in the event a Participant's employment with the Company and its subsidiaries is terminated involuntarily, prior to Retirement, as a direct result of the sale of a subsidiary, affiliate or business unit of the Company, a restructuring or realignment plan, or other Company-initiated termination (other than for cause), the Participant may elect to receive all amounts that would become payable by reason of the foregoing events in up to ten approximately equal consecutive annual installments but in no event may payments end beyond March 1 of the tenth year following termination of employment. Such election must be made prior to the Participant's termination of employment with the Company and its subsidiaries in accordance with rules to be prescribed by the Committee and, if no such election is made, payment of such amounts shall be made within a reasonable time after the date of termination.

       Notwithstanding the provisions of this subsection, the opportunity to defer payment beyond termination of employment shall serve as partial consideration for a settlement of all claims which the Participant may have against the Company, its Subsidiaries, employees and agents and shall be subject to execution by the Participant of a release and settlement agreement in a form prescribed by the Committee.

       (c) Amounts deferred under subsection (a) or (b) above shall be credited to an individual account in the name of the Participant. The account of an employee who is participating in The Gillette Company Employees' Savings Plan or The Gillette Company Ltd/Ltee Retirement Income Savings Plan shall also be credited with a Savings Plan Equivalency.

       Amounts equivalent to interest, at the rate applicable to the Fixed Income Fund of The Gillette Company Employees' Savings Plan, shall be credited to the total amount in the Participant's account on at least an annual basis. Upon payment to a Participant of an amount deferred under subsection (a) or (b) above, the related Savings Plan Equivalency and amounts equivalent to interest credited thereon also will be paid. In the event that the Savings Plan Equivalency no longer exists by virtue of termination of The Gillette Company Employees' Savings Plan and/or its Fixed Income Fund, the amounts in each Participant's account shall be credited with a rate of return adjusted each January 2 to reflect the interest rate in effect on January 2 for two year United States Treasury Notes.

       (d) If a Participant dies or becomes totally and permanently disabled while an employee of the Company or a Subsidiary, all deferred Bonus Awards and the related Savings Plan Equivalencies and amounts equivalent to interest accrued thereon shall be paid to the Participant or, in the case of death, to the executor or administrator of the Participant's estate or as otherwise provided by law.

       (e) All payments made under this Plan shall be subject to any required withholdings.

       (f) Prior to the occurrence of a Change of Control, in accordance with rules prescribed by the Committee, Participants making deferral elections pursuant to subsection (a) or (b) above may provide for the revocation of all such deferral elections in the event of a Change of Control and for the payment by the Company of all such deferred amounts (plus the related Savings Plan Equivalencies and amounts equivalent to interest accrued thereon) as soon as practicable following the Change of Control.

       (g) In the event of a Change of Control, Bonus Awards deferred in accordance with subsection (a) or (b) above, plus the related Savings Plan Equivalencies and amounts equivalent to interest accrued thereon, shall continue to be payable to each Participant in accordance with his or her deferral elections unless the Participant has provided in the most recent such election for their revocation in accordance with subsection (f) above.

       (h) Bonus Awards shall be payable solely from the general assets of the Company and its Subsidiaries. No Participant shall have any right to, or interest in, any specific assets of the Company or any Subsidiary in respect of current or deferred Bonus Awards. The foregoing shall not preclude the Company from establishing one or more funds from which payments under the Plan shall be made, including but not limited to circumstances under which payments are to be made following a Change of Control.

       8. AMENDMENT AND TERMINATION. The Board of Directors of the Company, or the Personnel Committee of the Board of Directors, if and to the extent authorized, in absolute discretion of the body so acting and without notice, may at any time amend or terminate the Plan, provided that (i) no such amendment or termination shall adversely affect the rights of any Participant under any Bonus Award previously granted, and (ii) without the approval of the holders of a majority of the Company's shares voting at a meeting of the stockholders, no such amendment shall change the basis upon which the maximum bonus awards are determined for certain Participants as set forth in Section 14. Further, once an Incentive Year has commenced, neither the Board of Directors nor the Personnel Committee of the Board of Directors shall have the discretion (a) not to make Bonus Awards if a Bonus Pool is earned for that Incentive Year or (b) after a contingency reserve has been established in any Incentive Year not to make Bonus Awards from such contingency reserve.

       9. NO ASSIGNMENT. Bonus Awards authorized under this Plan shall be paid only to Participants (or, in the event of a Participant's death, to the person identified in Section 7(d) above). No Bonus Award, nor any part thereof, and no right or claim to any of the moneys payable pursuant to the provisions of this Plan shall be anticipated, assigned, or otherwise encumbered, nor be subject to attachment, garnishment, execution or levy of any kind, prior to the actual payment and delivery of said amount to the Participant and any attempted assignment or other encumbrance or attachment, garnishment, execution or levy shall be of no force or effect, except as otherwise provided by law. Notwithstanding the above, if a Participant is adjudged incompetent, the Committee may direct that any amounts payable be paid to the Participant's guardian or legal representative.

       10. EMPLOYMENT AND PLAN RIGHTS. The Plan shall not be deemed to give any Eligible Employee or Participant the right to be retained in the employ of the Company or any Subsidiary, nor shall the Plan interfere with the right of the Company or any Subsidiary to discharge any employee at any time, nor shall the Plan be deemed to give any employee any right to any Bonus Award until such award is authorized in accordance with Section 5 or 6.

       11. ADMINISTRATION AND AUTHORITY. The Plan shall be administered by the Committee except as otherwise provided herein. The Committee shall have the exclusive authority, consistent with the Plan, to (a) determine adjustments to Profit from Operations, Net Sales and Return on Assets as provided in Section 2 of the Plan, (b) designate the Eligible Grade Levels, Eligible Employees and Participants in the Plan for each Incentive Year, (c) determine the Growth Goals necessary to earn a Bonus Pool for each Incentive Year, (d) establish Target Bonus percentages for Eligible Employees for each Incentive Year, (e) establish a contingency reserve and authorize payments of Bonus Awards from the reserve, and/or provide for a carry-forward of a portion of an earned Bonus Pool and authorize payments of Bonus Awards from the carry forward, (f) review and approve Bonus Awards made to officers of the Company and other senior management employees whose compensation is regularly reviewed by it, (g) adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings, and (h) decide all questions and settle all controversies and disputes which may arise in connection with the Plan. The Committee may delegate any or all responsibilities assigned to it pursuant to clause (g) above.

       The Chairman and the President, except with respect to themselves, shall have authority, consistent with the Plan, (a) to recommend to the Committee the persons other than Eligible Employees for designation as Participants for each Incentive Year, (b) to recommend to the Committee the amount of additional Bonus Awards to be made to Participants identified in clause (f) of the preceding paragraph, (c) to determine the amount of additional Bonus Awards to Participants other than those identified in clause (f) of the preceding paragraph, and (d) to evaluate the performance or review evaluations of the performance of employees in the accomplishment of assigned objectives as reported on their Management Reporting Forms. The Chairman and the President may delegate any or all administrative responsibilities delegated to them by the Committee.

       All decisions, determinations and interpretations of the Committee, the Chairman and the President, or their delegates with respect to the exercise of their respective responsibilities, shall be binding on all parties concerned.

       12. INDIVIDUAL ACCOUNTS. The Committee shall maintain a separate account under the Plan for each Participant. Each account shall show the amounts awarded and, if applicable, amounts deferred, Savings Plan Equivalencies and amounts equivalent to interest credited thereon.

       13. BONUS AWARDS IN THE EVENT OF CHANGE OF CONTROL. Notwithstanding any other provision of this Plan to the contrary, in the event of a Change of Control, a Bonus Award for the Incentive Year in which the Change of Control occurs shall be paid to each employee in an Eligible Grade Level at the time of the Change of Control, whether or not the employee remains employed by the Company or a Subsidiary at the end of the Incentive Year (other than any such employees whose termination of employment is by the Company for cause, within the meaning of the applicable Change of Control Severance Program). The amount of Bonus Award payable to each such employee shall be no less than the product of (a) the highest bonus percentage, measured as a percentage of Base Salary, awarded the employee for any of the three full Incentive Years preceding the Incentive Year in which the Change of Control occurs (or, if greater and if applicable, the "target bonus percentage" set forth below), and (b) the employee's actual salary earned for the Incentive Year in which the Change of Control occurs.

       For the purposes of this Section 13, the term `"target bonus percentage" shall mean, with respect to each of the following groups of bonus-eligible employees:

       Employees Covered By or Under                   Target Bonus Percentage
       -----------------------------                   -----------------------
       Individual Employment Agreements
                Chief Executive Officer                           100%
                Other Executives with Agreements                   65%
       Change of Control Severance Program
                for Key Executives                                 35%

       14. MAXIMUM BONUS AWARDS TO CERTAIN PARTICIPANTS. Notwithstanding any other provision of this Plan to the contrary, for each Incentive Year a Bonus Award shall be paid to any Participant who is an executive officer of the Company and, in the Committee's determination, is likely to be a "covered employee" within the meaning of Section 162(m) of the Code ("Covered Executive") only in accordance with the provisions of this Section. Within the first 90 days of each Incentive Year, the Committee shall prescribe the minimum amount of consolidated net income (adjusted to omit the effects of extraordinary items, discontinued operations and changes in accounting principles) that must be achieved by the Company, as reported in its audited financial statements for the fiscal year ending in the Incentive Year ("Company Net Income"), in order for a Bonus Award to be paid to any Covered Executive for the Incentive Year. As soon as practicable following the end of each Incentive Year, the Committee shall certify whether the prescribed net income performance goal was in fact satisfied and whether the Covered Executive otherwise satisfied the requirements of this Plan to receive a Bonus Award. Upon the Committee's certification thereof, the Bonus Award payable to the Covered Executive shall be 0.3% of the Company Net Income for that Incentive Year or such lesser amount as the Committee in its discretion shall prescribe taking into account the otherwise applicable provisions of this Plan, provided that such action does not preclude the Bonus Award to any Covered Executive from qualifying as performance based compensation under Section 162(m) of the Code. The Committee shall not exercise any discretion in its administration of the Plan which would be inconsistent with the purposes of Section 162(m) of the Code.

       15. APPLICABILITY OF PLAN DOCUMENT. The Plan as amended and restated hereinabove shall be applicable for Incentive Years beginning on and after January 1, 2001.


February 15, 2001